CAPITAL GROWTH FUND
                 (A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
                                 CLASS A SHARES
                                 CLASS C SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the respective prospectuses of the Class A Shares and Class C Shares of Capital Growth Fund (the "Fund") dated December 31, 1995. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge, by calling 1-800-235-4669.


   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

                        Statement dated December 31, 1995
FEDERATED SECURITIES CORP.
DISTRIBUTOR
A SUBSIDIARY OF Federated Investors



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 TYPES OF INVESTMENTS            1
 RESTRICTED AND ILLIQUID SECURITIES
                                 2
 WHEN-ISSUED AND DELAYED DELIVERY
  TRANSACTIONS                   2
 LENDING OF PORTFOLIO SECURITIES 2
 REPURCHASE AGREEMENTS           3
 REVERSE REPURCHASE AGREEMENTS   3
 PORTFOLIO TURNOVER              3
INVESTMENT LIMITATIONS           3

INVESTMENT SERIES FUNDS, INC.
MANAGEMENT                       6

 FUND OWNERSHIP                 10
 DIRECTOR'S COMPENSATION        10
INVESTMENT ADVISORY SERVICES    11

 ADVISER TO THE FUND            11
 ADVISORY FEES                  11
BROKERAGE TRANSACTIONS          11

OTHER SERVICES                  12

 FUND ADMINISTRATION            12
 CUSTODIAN                      12



 TRANSFER AGENT AND DIVIDEND
  DISBURSING AGENT              12
 INDEPENDENT AUDITORS           12
PURCHASING SHARES               12

 DISTRIBUTION AND SHAREHOLDER
  SERVICES PLANS                12
 PURCHASES BY SALES
  REPRESENTATIVES,
  DIRECTORS, AND EMPLOYEES      13
 CONVERSION TO FEDERAL FUNDS    13
DETERMINING NET ASSET VALUE     13

 DETERMINING MARKET VALUE OF
  SECURITIES                    13
REDEEMING SHARES                13

TAX STATUS                      13

 THE FUND'S TAX STATUS          13
 SHAREHOLDERS' TAX STATUS       14
TOTAL RETURN                    14

YIELD                           14

PERFORMANCE COMPARISONS         14

ABOUT FEDERATED INVESTORS       15

 MUTUAL FUND MARKET             16
 INSTITUTIONAL CLIENTS          16
 TRUST ORGANIZATIONS            16



 BROKER /DEALERS AND BANK
  BROKER/DEALER SUBSIDIARIES    16
APPENDIX                        17



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Investment Series Funds, Inc. (the "Corporation"). The Fund was established as a portfolio of Investment Series Trust, a Massachusetts business trust, on March 17, 1987, and, on December 18, 1992, reorganized as a portfolio of the Corporation which is organized under the laws of the State of Maryland. It is qualified to do business as a foreign corporation in Pennsylvania.
Shares of the Fund are offered in two classes: Class A Shares and Class C Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to the above-mentioned Shares.
INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is appreciation of capital. The Fund pursues this investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or of companies where significant fundamental changes are taking place. The investment objective cannot be changed without approval of shareholders.
TYPES OF INVESTMENTS
The Fund may invest in common stocks, preferred stocks, corporate bonds, debentures, notes, warrants, and put options on stocks. The Fund may also invest in short-term money market instruments, U.S. government securities, and hold cash in such proportions as the Fund's investment adviser, Federated Advisers (the "Adviser"), may determine.
  CORPORATE DEBT SECURITIES
     Corporate debt securities may bear fixed, fixed and contingent, or variable rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales, or profits, or the purchase of common stock in a unit transaction (where corporate debt securities and common stock are offered as a unit).
  PUT AND CALL OPTIONS
     The Fund may purchase listed put options on stocks or write covered call options to protect against price movements in particular securities in its portfolio and generate income. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.
     The Fund may only: (1) buy put options which are listed on a recognized options exchange and which are on securities held in its portfolio; and (2) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expire.
     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time.
     The Fund reserves the right to hedge the portfolio by buying financial futures and put options on stock index futures and financial futures. However, the Fund will not engage in these transactions until (1) an amendment to its Registration Statement is filed with the Securities and Exchange Commission (the "SEC") and becomes effective and (2) ten days after a supplement to the prospectus disclosing this change in policy has been mailed to the shareholders.
  MONEY MARKET INSTRUMENTS
     The Fund may invest in the following money market instruments: oinstruments of domestic and foreign banks and savings associations if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation; and
     oprime commercial paper (rated A-1 by Standard and Poor's Ratings Group,
      Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service, Inc.).
  U.S. GOVERNMENT SECURITIES
     The types of U.S. government securities in which the Fund may invest generally include direct securities of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and securities issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain securities of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the securities. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFederal Farm Credit Banks;
     oFederal Home Loan Banks;



     oFederal National Mortgage Association;
     oStudent Loan Marketing Association; and oFederal Home Loan Mortgage Corporation.
RESTRICTED AND ILLIQUID SECURITIES
The ability of the Board of Directors of the Corporation (the "Directors") to determine the liquidity of certain restricted securities is permitted under a SEC staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the staff of the SEC has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) to the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:
   o the frequency of trades and quotes for the security;
   o the number of dealers willing to purchase or sell the security and the number of other potential buyers;
   o dealer undertakings to make a market in the security; and
   o the nature of the security and the nature of the marketplace trades. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines established by the Directors.
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These assets are marked to market daily and are maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objective. For the fiscal years ended October 31, 1995, 1994, and 1993, the portfolio turnover rates were 159.7%, 86% and 74%, respectively.
For the fiscal year ended October 31, 1995, the variation in the Fund's portfolio turnover rate was due to market sector rotations, aggressive investment transactions, and an increase in the number of redemptions incurred by the Fund.



INVESTMENT LIMITATIONS

  BUYING ON MARGIN
     The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions and may make margin payments in connection with buying financial futures, put options on stock index futures, and put options on financial futures.
  SELLING SHORT
     The Fund will not sell securities short unless:
     oduring the time the short position is open, it owns an equal amount of the securities sold or securities convertible into or exchangeable, without payment of additional consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; and
     onot more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities, except as permitted by its investment objective and policies. The Fund may borrow money and engage in reverse repurchase agreements only in amounts up to one-third of the value of its net assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowing in excess of 5% of its total assets are outstanding.



  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities. The Fund reserves the right to hedge the portfolio by purchasing financial futures and put options on stock index futures and on financial futures.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate, including limited partnership interests in real estate, except it may invest in the securities of companies whose business involves the purchase or sale of real estate, or in securities which are secured by real estate or interests in real estate.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objective and policies or its Articles of Incorporation.



  DIVERSIFICATION OF INVESTMENTS
     The Fund will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer or acquire more than 10% of any class of voting securities of any issuer. For these purposes, the Fund takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.
  CONCENTRATION OF INVESTMENTS
     The Fund will not purchase securities if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any one industry.
     However, the Fund may at times invest 25% or more of the value of its total assets in cash or cash items, or securities issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or repurchase agreements secured by such instruments.
  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to not more than 3% of the total outstanding voting stock of any investment company, will invest no more than 5% of its total assets in any one investment company, and will invest no more than 10% of its total assets in investment companies in general. In order to comply with certain state restrictions, the Fund will limit its investment in securities of other investment companies to those with sales loads of less than 1% of the offering price of such securities. The Fund will purchase securities of closed-end investment companies only in open market transactions involving any customary brokers' commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization, or acquisition of assets. While it is a policy to waive advisory fees on Fund assets invested in securities of other open-end investment companies, it should be noted that investment companies incur certain expenses such as custodian and transfer agency fees and, therefore, any investment by the Fund in shares of another investment company would be subject to such duplicate expenses.
To comply with investment restrictions of certain states, the Fund will limit its investment in restricted securities to 5% of its total assets.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs, or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE CORPORATION
     The Fund will not purchase or retain the securities of any issuer if the officers and Directors of the Corporation or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.



  ACQUIRING SECURITIES
     The Fund will not purchase securities of a company for the purpose of exercising control or management. However, the Fund may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Fund. In addition, the Fund, other companies advised by the Fund's Adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some such cases, the Fund and its affiliates might collectively be considered to be in control of such company. In some cases, Directors and other persons associated with the Fund and its affiliates might possibly become directors of companies in which the Fund holds stock.
  PURCHASING PUT OPTIONS
     The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio and not more than 5% of the value of the Fund's total assets would be invested in premiums on open put options.
  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its net assets in warrants. No more than 2% of the Fund's net assets, to be included within the overall 5% limit on investments in warrants, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange.



  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of the value of its net assets in illiquid securities, including certain restricted securities not determined by the Directors to be liquid, and repurchase agreements providing for settlement in more than seven days after notice.
  INVESTING IN RESTRICTED SECURITIES
     The Fund will not purchase restricted securities if immediately thereafter more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities (except for commercial paper issued under Section 4(2) of the Securities Act of 1933). To comply with certain state requirements, the Fund will limit its investment in restricted securities to 5% of its total assets. (If state requirements change, this limitation may be revised without notice to shareholders.)
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its limitations, the Fund considers instruments issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be cash items.
The Fund does not expect to borrow money, sell securities short, invest in reverse repurchase agreements, or invest in put and call options in excess of 5% of the value of its total assets during the current fiscal year.
INVESTMENT SERIES FUNDS, INC. MANAGEMENT
Officers and Directors are listed with their addresses, present positions with Investment Series Funds, Inc., and principal occupations.




John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.



John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Director
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.




Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.




Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Director
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney-at-law; Partner, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.




John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.




Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.




Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Executive Vice President and Treasurer of the Funds.


David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate: January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.




John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President and Secretary
Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


     * This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
     @ Member of the Executive Committee. The Executive Committee of the Board of Directors handles the responsibilities of the Board of Directors between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated



Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S, Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Directors own less than 1% of each Fund's outstanding Shares.
As of December 4, 1995, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Fund: Merrill Lynch Pierce Fenner and Smith (as record owner holding shares for its clients), Jacksonville, Florida owned approximately 85,964 Shares (9.18%).



As of December 4, 1995, the following shareholder of record owned 5% or more of the outstanding Class C Shares of the Fund: Merrill Lynch Pierce Fenner and Smith (as record owner holding shares for its clients), Jacksonville, Florida owned approximately 19,453 Shares (20.25%).
DIRECTORS' COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
FUND            CORPORATION*        FROM FUND COMPLEX +


John F. Donahue, $ 0       $0 for the Fund and
Chairman and Director
                 68 other investment companies in the Fund Complex
Thomas G. Bigley $0        $20,688 for the Fund and Director
Director                   64 other investment companies in the Fund Complex
John T. Conroy, Jr.,       $1,274
                 $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
William J. Copeland,       $1,274
                 $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
J. Christopher Donahue,    $0
                 $0 for the Fund and
Vice President and Director
                 14 other investment companies in the Fund Complex
James E. Dowd,   $1,274    $117,202 for the Fund and



Director                   64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.,   $1,163
                 $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex
Edward L. Flaherty, Jr.,   $1,274
                 $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
Peter E. Madden, $988      $90,563 for the Fund and
Director                   64 other investment companies in the Fund Complex
Gregor F. Meyer, $1,163    $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex
John E. Murray, Jr.,       $697
                 $0 for the Fund and
Director                   64 other investment companies in the Fund Complex
Wesley W. Posvar,$1,163    $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex
Marjorie P. Smuts,         $1,163
                 $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended October 31, 1995. +The information is provided for the last calendar year.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.
ADVISORY FEES
For its advisory services, the Adviser receives an annual investment advisory fee for the Fund as described in the respective prospectuses. For the fiscal years ended October 31, 1995, 1994, and 1993, the Adviser earned $76,475, $139,962, and $165,261, respectively, all of which was waived because of undertakings to limit the Fund's expenses.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2-1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1-1/2% per year of the remaining average net assets, the Adviser will reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.
BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal year(s) ended October 31, 1995, 1994, and 1993, the Fund paid total brokerage commissions of $38,459, $39,729, and $44,421, respectively. Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators"). For the fiscal year ended October 31, 1995, Federated Administrative Services earned $159,192. For the fiscal year ended October 31, 1994, the Administrators collectively earned $213,197. For the fiscal year ended October 31, 1993, Federated Administrative Services, Inc. earned $240,157, all of which was waived by the Adviser in an effort to limit Fund expenses. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
CUSTODIAN
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund.
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, Boston, MA, is transfer agent for the Shares of the Fund, and dividend disbursing agent for the Fund.



INDEPENDENT AUDITORS
Independent auditing services are provided by Ernst & Young LLP, Pittsburgh, Pennsylvania 15219.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, Shares are sold at their net asset value (plus a sales load on Class A Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "Investing in Class A Shares" or "Investing in Class C Shares".
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Directors expects that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the fiscal years ended October 31, 1995, 1994, and 1993, payments in the amount of $14,746, $25,279, and $26,209, respectively, were made pursuant to the Distribution Plan. In addition, for the fiscal years ended October 31, 1995 and 1994, payments in the amount of $22,730 and $8,773 were made pursuant to the Shareholder Services Plan.
PURCHASES BY SALES REPRESENTATIVES, DIRECTORS, AND EMPLOYEES
Directors, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp. or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses, and their children under 21, may buy Shares at net asset value without a sales load or contingent deferred sales charge. Shares may also be sold without a sales load to trusts or pension or profit-sharing plans for these persons.
These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank and Trust Company acts as the shareholder's agent in depositing checks and converting them to federal funds.



DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the respective prospectuses.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities, other than options, are determined as follows:
   o according to the last sale price on a national securities exchange, if available;
   o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices, and for fixed income securities, as determined by an independent pricing service;
   o for unlisted equity securities, the latest bid prices;
   o for short-term obligations, according to the mean between bid and asked prices as furnished by an independent pricing service, or for short-term obligations with remaining maturities less than 60 days at the time of purchase, at amortized cost unless the Board determines this is not fair value; or
   o at fair value as determined in good faith by the Directors.
Options are valued at the market values established by the exchanges at the close of option trading unless the Directors determine in good faith that another method of valuing option positions is necessary.
REDEEMING SHARES

Shares of the Fund are redeemed at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "Redeeming Class A Shares" or "Redeeming Class C Shares."



TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Shares.
TOTAL RETURN

The Fund's Class A Shares average annual total returns for the fiscal year ended October 31, 1995, and the period from January 16, 1992 (effective date of Class



A Shares registration statement) to October 31, 1995, were 20.74% and 5.35%, respectively.
The Fund's Class C Shares average annual total returns for the fiscal year ended October 31, 1995, and the period from April 14, 1993 (effective date of Class C Shares registration statement) to October 31, 1995, were 25.80% and 8.99%, respectively.
The average annual total return for both classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales load (Class A Shares only), adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge will be deducted from the ending value of the investment based on the lesser of the offering price per Share at the time of purchase or the offering price per Share at the time of redemption. YIELD

The Fund's yield for the thirty-day period ended October 31, 1995, was 0.38% for Class A Shares and 0% for Class C Shares.
The yield for each class of Shares of the Fund is determined each day by dividing the net investment income per Share (as defined by the SEC) earned by each class of Shares over a thirty-day period by the maximum offering price per Share of each class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in each class of Shares, the performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The Fund's performance of each class of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;
   o changes in the Fund's or a class of Shares' expenses; and
   o various other factors.
Any class of Shares' performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate. Both net earnings and offering price per Share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specified period of time. From time to time, the Fund will quote its Lipper ranking in the "growth funds" category in advertising and sales literature.
   o DOW JONES INDUSTRIAL AVERAGE ("DJIA") represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movement are leading economic indicators for the stock market as a whole.
   o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, and financial and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in the Standard & Poor's figures.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for any class of Shares may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in any class of Shares based on quarterly reinvestment of dividends over a specified period of time. Advertisements may quote performance information which does not reflect the effect of a sales load or contingent deferred sales charge, as applicable.
ABOUT FEDERATED INVESTORS

Federated INVESTORS is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the money market sector, Federated INVESTORS gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1994, Federated INVESTORS managed more than $31 billion in assets across approximately 43 money market funds, including 17 government, 8 prime and 18 municipal with assets approximating $17 billion, $7.4 billion and $6.6 billion, respectively.
J. Thomas Madden, Executive Vice President, oversees Federated INVESTORS' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated INVESTORS' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated INVESTORS' international portfolios.



MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated INVESTORS, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated INVESTORS meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
FEDERATED FUNDS are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.

*Source: Investment Company Institute






APPENDIX

STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.
A-2-Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1. MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS
P-1-Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity. P-2-Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.






461444200
461444408
1102503B (12/95)


FEDERATED INVESTORS

Capital Growth
Fund

Annual Report
October 31, 1995

Established 1992

Equity


President's Message

Dear Shareholder:

I am pleased to present the Annual Report for Capital Growth Fund which covers the 12-month period ended October 31, 1995.

This report begins with an interview with portfolio manager Jim Grefenstette,



Assistant Vice President, Federated Research Corp. Following this interview, there are three additional items of shareholder interest: a complete listing of the fund's stock holdings, a series of graphs showing investment performance, and the fund's financial statements.

Capital Growth Fund is managed to pursue long-term growth through a diversified portfolio. The fund's portfolio includes common stocks and convertible securities from more than 70 issuers representing key business sectors. Among the fund's holdings are familiar names such as Coca-Cola, Nike, Intel Corp., Johnson & Johnson, American Standard, Safeway, and Delta Air Lines.

Consistent with a favorable stock market environment, your fund delivered strong performance during the reporting period. In fact, the fund's net asset value increased by approximately 26% in both share classes between the first and last day of the reporting period.

Dividends paid per share during the reporting period totaled $0.15 for Class A Shares and $0.07 for Class C Shares. Total returns based on net asset value for the period were 27.79% for Class A Shares and 26.78% for Class C Shares.*

We encourage you to reinvest your earnings automatically in shares of Capital Growth Fund. It's a convenient way to increase your opportunity to participate in the growth of American companies.

We trust you were pleased with the positive performance of your investment. As always, we welcome your comments and suggestions.

Sincerely,





J. Christopher Donahue
President
December 15, 1995


* Performance quoted reflects past performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period (based on offering price) for Class A Shares and Class C Shares were 20.74% and 25.80%, respectively.



Investment Review

Jim Grefenstette
Assistant Vice President,
Federated Research Corp.

Q. The stock market climbed to new heights during the period. Can you comment?

A. This year saw the confluence of a large number of positive situations to drive the value of equities to new highs: a sharp drop in interest rates, strong growth in S&P 500 earnings (aided by a weaker U.S. dollar), strong cash flows into mutual funds, and a huge net reduction in the market value of equities outstanding (as the result of mergers and acquisitions of public companies paid for with cash). While we believe that cash flows into mutual funds will stay strong and that interest rates will probably drift lower over time, we are not sure that we can count on a similar reduction in the market value of equities, and we think that S&P 500 earnings growth will be much lower over the next year or two.

Q. In this favorable environment, how did Capital Growth Fund perform?

A. Capital Growth Fund had a very strong year. As of October 31, 1995, the fund's total return was 27.79% for Class A Shares, based on net asset value, which ranked it 102 out of 558 growth funds-among the top 18%-for the 1 year period ended October 31, 1995, according to Lipper Analytical Services, Inc.

Q. What sectors drove the fund's performance? Looking forward, do these sectors continue to offer high growth potential?

A. The strongest performing sectors in our fund were Technology, Health Care, and Finance. These sectors offered the highest relative and absolute growth rates in our universe last year, and we believe that most of the fundamental situations are in place for these sectors to repeat as high growers and strong performers in 1996.

Q. Can you review some of your current top holdings, along with a brief commentary on each?

A. Loral: This conglomerate of high-quality defense contractors generates a large amount of cash flow per share. Loral also has an exciting ownership interest in Globalstar, a company with plans to encircle the globe with low-orbit telecommunication satellites.

MBNA: This firm is the second largest credit card provider in the U.S. and #1 issuer of cards to common interest groups, which are also known as affinity groups. MBNA should benefit from lower rates, the secular increase in credit card usage, and increasing penetration into the universe of affinity groups.

SunAmerica: A provider of fixed and variable annuities, SunAmerica is one of the most leveraged beneficiaries of the shift towards increased savings in the U.S.

Potash of Saskatchewan: As a leading producer of potash, a valuable ingredient in certain types of fertilizer, Potash should benefit from an expected increase in the demand for fertilizers both domestically and abroad.

Johnson & Johnson: This leading diversified provider of pharmaceuticals and health care products should experience strong sales growth from a mix of successful new products and increasing margins from the continued cost cutting of currently decentralized operations.3

Q. With prices of large-company stocks at such high levels, where are you looking for fairly priced growth potential?

A. We will favor those sectors mentioned above (Health Care, Technology, and Finance), but we will look for those names that are attractive more in the mid-cap area. So much money moved into the market last year, that many large-fund managers had to invest in the large-cap names because they needed the liquidity that these stocks offered. Consequently, better-priced growth may now be found in mid-cap stocks.

Q. What is your outlook for growth stocks as we enter 1996?

A. At least relative to more value-driven stocks, we are very positive on growth stocks. We anticipate a slower growing economy over the next 12 to 18 months, which should bode well for stocks that can offer secular earnings growth. Investors should rotate away from more economically sensitive companies and pay premiums for those companies that can grow earnings despite the slower nature of the economy.

* Performance quoted reflects past performance. Lipper rankings are based on total return and do not take sales charges into account. During the ranking period, certain fund expenses were waived and/or advanced; otherwise, total return would have been lower.



Capital Growth Fund-
(Class A Shares)

Growth of $10,000 Invested in Capital Growth Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Capital Growth Fund (Class A Shares) (the "Fund") from January 17, 1992 (start of performance) to October 3l, 1995, compared to the Standard and Poor's 500 Index (S&P 500) and the Lipper Growth Fund Index (LGFI).+




                                   [GRAPH]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550) that was in effect prior to October 1, 1994. As of October 1, 1994, the maximum sales load was 5.50%. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LGFI is not adjusted to reflect sales charges. These indices are unmanaged.


Capital Growth Fund-
(Class C Shares)



Growth of $10,000 Invested in Capital Growth Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Capital Growth Fund (Class C Shares) (the "Fund") from April 14, 1993 (start of performance) to October 31, 1995 compared to the Standard & Poor's 500 Index (S&P 500) and the Lipper Growth Fund Index (LGFI).+


                                   [GRAPH]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * The Fund's performance assumes the reinvestment of all dividends and distributions. A 1.00% contingent deferred sales charge would be applied on any redemption less than 1 year from the purchase date. The S&P 500 and the LGFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

** Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The LGFI is not adjusted to reflect sales charges. These indices are unmanaged.





Capital Growth Fund
Portfolio of Investments
--------------------------------------------------------------------------------
October 31, 1995



  SHARES                                                                                                VALUE
-----------  -------------------------------------------------------------------------------------  -------------
COMMON STOCKS--92.8%
--------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES--2.2%
             -------------------------------------------------------------------------------------
      1,500  (a)Corrections Corp. America                                                           $      81,750
             -------------------------------------------------------------------------------------
      6,000  Olsten Corp.                                                                                 231,000
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        312,750
             -------------------------------------------------------------------------------------  -------------
             CONSUMER DURABLES--1.3%
             -------------------------------------------------------------------------------------
      9,400  Brunswick Corp.                                                                              183,300
             -------------------------------------------------------------------------------------  -------------
             CONSUMER NON-DURABLES--7.4%
             -------------------------------------------------------------------------------------
      2,500  Coca-Cola Co.                                                                                179,687
             -------------------------------------------------------------------------------------
      8,500  (a)Gymboree Corp.                                                                            192,312
             -------------------------------------------------------------------------------------
      3,000  IBP, Inc.                                                                                    179,625
             -------------------------------------------------------------------------------------
      3,000  Nike, Inc., Class B                                                                          170,250



             -------------------------------------------------------------------------------------
      3,000  Oakley, Inc.                                                                                 103,500
             -------------------------------------------------------------------------------------
      2,900  Philip Morris Cos., Inc.                                                                     245,050
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                      1,070,424
             -------------------------------------------------------------------------------------  -------------
             CONSUMER SERVICES--3.4%
             -------------------------------------------------------------------------------------
      6,100  Service Corp. International                                                                  244,763
             -------------------------------------------------------------------------------------
      4,900  (a)Viacom, Inc., Class B                                                                     245,000
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        489,763
             -------------------------------------------------------------------------------------  -------------
             ELECTRONIC TECHNOLOGY--13.6%
             -------------------------------------------------------------------------------------
      3,000  (a)Applied Materials, Inc.                                                                   150,375
             -------------------------------------------------------------------------------------
      2,400  (a)Cisco Systems, Inc.                                                                       186,000
             -------------------------------------------------------------------------------------
      2,700  (a)Digital Equipment Corp.                                                                   146,137
             -------------------------------------------------------------------------------------
      6,600  Ericsson LM                                                                                  140,972
             -------------------------------------------------------------------------------------
      6,800  (a)Integrated Device Technology, Inc.                                                        129,200
             -------------------------------------------------------------------------------------
      2,400  Intel Corp.                                                                                  167,700



             -------------------------------------------------------------------------------------
      3,500  (a)LSI Logic Corp.                                                                           164,937
             -------------------------------------------------------------------------------------
      9,400  Loral Corp.                                                                                  278,475
             -------------------------------------------------------------------------------------
      3,300  Motorola, Inc.                                                                               216,563
             -------------------------------------------------------------------------------------
      3,200  Nokia (AB), ADR                                                                        $     178,400






Capital Growth Fund

--------------------------------------------------------------------------------



  SHARES                                                                                                VALUE
-----------  -------------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
--------------------------------------------------------------------------------------------------
             ELECTRONIC TECHNOLOGY--CONTINUED
             -------------------------------------------------------------------------------------
             -------------------------------------------------------------------------------------
      3,000  Texas Instruments, Inc.                                                                      204,750
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                      1,963,509
             -------------------------------------------------------------------------------------  -------------
             ENERGY MINERALS--2.1%
             -------------------------------------------------------------------------------------
      1,600  British Petroleum, Ltd., ADR                                                                 141,200
             -------------------------------------------------------------------------------------
      9,500  YPF Sociedad Anonima, ADR                                                                    162,688
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        303,888
             -------------------------------------------------------------------------------------  -------------
             FINANCE--16.6%
             -------------------------------------------------------------------------------------
      4,300  Aflac, Inc.                                                                                  175,225
             -------------------------------------------------------------------------------------
      5,800  Bank of New York Co., Inc.                                                                   243,600
             -------------------------------------------------------------------------------------



      4,400  Citicorp                                                                                     285,450
             -------------------------------------------------------------------------------------
      4,500  First Commerce Corp.                                                                         139,500
             -------------------------------------------------------------------------------------
      6,600  First USA, Inc., PRIDES, $1.99                                                               273,900
             -------------------------------------------------------------------------------------
      6,100  Lehman Brothers Holdings, Inc.                                                               132,675
             -------------------------------------------------------------------------------------
      7,700  MBNA Corp.                                                                                   283,938
             -------------------------------------------------------------------------------------
      4,000  MGIC Investment Corp.                                                                        227,500
             -------------------------------------------------------------------------------------
      2,300  NationsBank Corp.                                                                            151,225
             -------------------------------------------------------------------------------------
      4,900  Sunamerica, Inc.                                                                             305,025
             -------------------------------------------------------------------------------------
      3,500  Travelers Group, Inc.                                                                        176,750
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                      2,394,788
             -------------------------------------------------------------------------------------  -------------
             HEALTH SERVICES--3.7%
             -------------------------------------------------------------------------------------
      6,000  (a)DST Systems, Inc.                                                                         126,000
             -------------------------------------------------------------------------------------
      5,900  (a)Foundation Health Corp.                                                                   250,012
             -------------------------------------------------------------------------------------
      9,300  (a)Ornda Healthcorp                                                                          163,913
             -------------------------------------------------------------------------------------  -------------



             Total                                                                                        539,925
             -------------------------------------------------------------------------------------  -------------
             HEALTH TECHNOLOGY--12.3%
             -------------------------------------------------------------------------------------
      4,900  (a)Amgen, Inc.                                                                               235,200
             -------------------------------------------------------------------------------------
      2,600  (a)Genzyme Corp.                                                                             151,450
             -------------------------------------------------------------------------------------
      2,600  Johnson & Johnson                                                                      $     211,900
             -------------------------------------------------------------------------------------






Capital Growth Fund

--------------------------------------------------------------------------------



  SHARES                                                                                                VALUE
-----------  -------------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
--------------------------------------------------------------------------------------------------
             HEALTH TECHNOLOGY--CONTINUED
             -------------------------------------------------------------------------------------
      1,800  Lilly (Eli) & Co.                                                                            173,925
             -------------------------------------------------------------------------------------
      3,400  Medtronic, Inc.                                                                              196,350
             -------------------------------------------------------------------------------------
      3,600  Merck & Co., Inc.                                                                            207,000
             -------------------------------------------------------------------------------------
     10,000  Mylan Laboratories, Inc.                                                                     190,000
             -------------------------------------------------------------------------------------
      3,600  Pfizer, Inc.                                                                                 206,550
             -------------------------------------------------------------------------------------
      5,300  Teva Pharmaceutical Industries, Ltd., ADR                                                    208,025
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                      1,780,400
             -------------------------------------------------------------------------------------  -------------
             INDUSTRIAL SERVICES--3.4%
             -------------------------------------------------------------------------------------
      5,800  Coflexip, ADR                                                                                 81,200
             -------------------------------------------------------------------------------------
     10,000  (a)USA Waste Services, Inc.                                                                  210,000



             -------------------------------------------------------------------------------------
      4,400  (a)Western Atlas, Inc.                                                                       193,050
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        484,250
             -------------------------------------------------------------------------------------  -------------
             NON-ENERGY MINERALS--3.7%
             -------------------------------------------------------------------------------------
      2,400  AK Steel Holding Corp.                                                                        74,400
             -------------------------------------------------------------------------------------
      3,800  Potash Corporation of Saskatchewan, Inc.                                                     264,575
             -------------------------------------------------------------------------------------
      7,000  UCAR Global Enterprises, Inc.                                                                199,500
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        538,475
             -------------------------------------------------------------------------------------  -------------
             PROCESS INDUSTRIES--2.5%
             -------------------------------------------------------------------------------------
      3,100  Champion International Corp.                                                                 165,850
             -------------------------------------------------------------------------------------
      7,200  Praxair, Inc.                                                                                194,400
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        360,250
             -------------------------------------------------------------------------------------  -------------
             PRODUCER MANUFACTURING--7.0%
             -------------------------------------------------------------------------------------
      5,000  (a)American Standard Companies                                                               133,750
             -------------------------------------------------------------------------------------
      5,400  Dover Corp.                                                                                  213,300



             -------------------------------------------------------------------------------------
      6,000  Greenfield Industries, Inc.                                                                  180,000
             -------------------------------------------------------------------------------------
      3,800  Magna International, Inc., Class A                                                           164,350
             -------------------------------------------------------------------------------------
      5,200  (a)Thermo Electron Corp.                                                                     239,200
             -------------------------------------------------------------------------------------
      9,000  (a)Westinghouse Air Brake Co.                                                          $      78,750
             -------------------------------------------------------------------------------------  -------------






Capital Growth Fund

--------------------------------------------------------------------------------



 PRINCIPAL
  AMOUNT
    OR
  SHARES                                                                                                VALUE
-----------  -------------------------------------------------------------------------------------  -------------
COMMON STOCKS--CONTINUED
--------------------------------------------------------------------------------------------------
             PRODUCER MANUFACTURING--CONTINUED
             -------------------------------------------------------------------------------------
             Total                                                                                      1,009,350
             -------------------------------------------------------------------------------------  -------------
             RETAIL TRADE--2.4%
             -------------------------------------------------------------------------------------
      3,000  Premark International, Inc.                                                                  138,750
             -------------------------------------------------------------------------------------
      4,500  (a)Safeway, Inc.                                                                             212,625
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                        351,375
             -------------------------------------------------------------------------------------  -------------
             TECHNOLOGY SERVICES--2.5%
             -------------------------------------------------------------------------------------
      3,300  General Motors Corp., Conv. Pfd., Series C (GME), $3.25                                      221,100
             -------------------------------------------------------------------------------------
      3,100  (a)Oracle Corp.                                                                              135,238
             -------------------------------------------------------------------------------------  -------------



             Total                                                                                        356,338
             -------------------------------------------------------------------------------------  -------------
             TRANSPORTATION--1.3%
             -------------------------------------------------------------------------------------
      2,800  Delta Air Lines, Inc.                                                                        183,750
             -------------------------------------------------------------------------------------  -------------
             UTILITIES--7.4%
             -------------------------------------------------------------------------------------
      6,800  CMS Energy Corp.                                                                             187,850
             -------------------------------------------------------------------------------------
      3,500  FPL Group, Inc.                                                                              146,562
             -------------------------------------------------------------------------------------
      9,400  MCI Communications Corp.                                                                     234,413
             -------------------------------------------------------------------------------------
      9,000  (a)PanAmSat Corp.                                                                            136,125
             -------------------------------------------------------------------------------------
      8,000  Sonat, Inc.                                                                                  230,000
             -------------------------------------------------------------------------------------
      3,200  Vodafone Group                                                                               130,800
             -------------------------------------------------------------------------------------  -------------
             Total                                                                                      1,065,750
             -------------------------------------------------------------------------------------  -------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $11,682,070)                                      $  13,388,285
             -------------------------------------------------------------------------------------  -------------
CONVERTIBLE SECURITIES--1.5%
--------------------------------------------------------------------------------------------------
             CONSUMER SERVICES--1.5%
             -------------------------------------------------------------------------------------



    750,000  Boston Chicken, Inc., Conv. LYON, .08% accrual, 6/1/2015                                     218,436
             -------------------------------------------------------------------------------------  -------------
             TOTAL CONVERTIBLE SECURITIES (IDENTIFIED COST $167,400)                                      218,436
             -------------------------------------------------------------------------------------  -------------






Capital Growth Fund

--------------------------------------------------------------------------------



 PRINCIPAL
  AMOUNT                                                                                                VALUE
-----------  -------------------------------------------------------------------------------------  -------------
(B) REPURCHASE AGREEMENT--5.0%
--------------------------------------------------------------------------------------------------
$   725,000  J.P. Morgan & Co., Inc., 5.90%, dated 10/31/1995, due 11/1/1995
             (AT AMORTIZED COST)                                                                    $     725,000
             -------------------------------------------------------------------------------------  -------------
             TOTAL INVESTMENTS (IDENTIFIED COST $12,574,470)(C)                                     $  14,331,721
             -------------------------------------------------------------------------------------  -------------




(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(c) The cost of investments for federal tax purposes amounts to $12,579,422. The net unrealized appreciation of investments on a federal tax basis amounts to $1,752,299 which is comprised of $2,041,829 appreciation and $289,530 depreciation at October 31, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($14,423,663) at October 31, 1995.

The following acronym(s) are used throughout this portfolio:

ADR--American Depository Receipt
LYON--Liquid Yield Option Note
PRIDES--Preferred Redeemable Increased Dividend Equity Securities

(See Notes which are an integral part of the Financial Statements)

Capital Growth Fund
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 1995




ASSETS:
---------------------------------------------------------------------------------------------------
Total investments in securities, at value
(identified cost, $12,574,470 and tax cost, $12,579,422)                                             $  14,331,721
---------------------------------------------------------------------------------------------------
Cash                                                                                                           996
---------------------------------------------------------------------------------------------------
Income receivable                                                                                           11,143
---------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            410,882
---------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                                  39,852
---------------------------------------------------------------------------------------------------  -------------
     Total assets                                                                                       14,794,594
---------------------------------------------------------------------------------------------------
LIABILITIES:
---------------------------------------------------------------------------------------
Payable for investments purchased                                                        $  290,136
---------------------------------------------------------------------------------------
Payable for shares redeemed                                                                  56,257
---------------------------------------------------------------------------------------
Accrued expenses                                                                             24,538
---------------------------------------------------------------------------------------  ----------
     Total liabilities                                                                                     370,931
---------------------------------------------------------------------------------------------------  -------------
NET ASSETS for 1,010,775 shares outstanding                                                          $  14,423,663



---------------------------------------------------------------------------------------------------  -------------
NET ASSETS CONSIST OF:
---------------------------------------------------------------------------------------------------
Paid in capital                                                                                      $  10,926,591
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                               1,757,251
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                             1,740,195
---------------------------------------------------------------------------------------------------
Distributions in excess of net investment income                                                              (374)
---------------------------------------------------------------------------------------------------  -------------
     Total Net Assets                                                                                $  14,423,663
---------------------------------------------------------------------------------------------------  -------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
---------------------------------------------------------------------------------------------------
CLASS A SHARES:
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($13,069,491 / 915,772 shares outstanding)                                        $14.27
---------------------------------------------------------------------------------------------------  -------------
Offering Price Per Share (100/94.50 of $14.27)*                                                             $15.10
---------------------------------------------------------------------------------------------------  -------------
Redemption Proceeds Per Share                                                                               $14.27
---------------------------------------------------------------------------------------------------  -------------
CLASS C SHARES:
---------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($1,354,172 / 95,003 shares outstanding)                                          $14.25
---------------------------------------------------------------------------------------------------  -------------
Offering Price Per Share                                                                                    $14.25



---------------------------------------------------------------------------------------------------  -------------
Redemption Proceeds Per Share (99.00/100 of $14.25)**                                                       $14.11
---------------------------------------------------------------------------------------------------  -------------





  *See "Investing in Class A Shares" and "Investing in Class C Shares" in the
   Prospectuses.

**See"Contingent Deferred Sales Charge" in the Prospectus.

(See Notes which are an integral part of the Financial Statements)


Capital Growth Fund
Statement of Operations
--------------------------------------------------------------------------------
Year Ended October 31, 1995



INVESTMENT INCOME:
-----------------------------------------------------------------------------------------------------
Dividends                                                                                              $   163,083
-----------------------------------------------------------------------------------------------------
Interest                                                                                                   108,299
-----------------------------------------------------------------------------------------------------  -----------
    Total income                                                                                           271,382
-----------------------------------------------------------------------------------------------------
EXPENSES:
-----------------------------------------------------------------------------------------
Investment advisory fee                                                                    $   76,475
-----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                     159,192
-----------------------------------------------------------------------------------------
Custodian fees                                                                                 64,217
-----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                       38,237
-----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                       4,256
-----------------------------------------------------------------------------------------
Auditing fees                                                                                  13,409
-----------------------------------------------------------------------------------------
Legal fees                                                                                      2,612
-----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                      18,870
-----------------------------------------------------------------------------------------



Distribution services fee--Class A Shares                                                      26,304
-----------------------------------------------------------------------------------------
Distribution services fee--Class C Shares                                                       8,907
-----------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                       26,303
-----------------------------------------------------------------------------------------
Shareholder services fee--Class C Shares                                                        2,969
-----------------------------------------------------------------------------------------
Share registration costs                                                                       24,612
-----------------------------------------------------------------------------------------
Printing and postage                                                                           65,169
-----------------------------------------------------------------------------------------
Insurance premiums                                                                              2,414
-----------------------------------------------------------------------------------------
Taxes                                                                                           1,587
-----------------------------------------------------------------------------------------
Miscellaneous                                                                                   2,785
-----------------------------------------------------------------------------------------  ----------
    Total expenses                                                                            538,318
-----------------------------------------------------------------------------------------
Waivers and reimbursements--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                                            $  (76,475)
-----------------------------------------------------------------------------
  Waiver of distribution services fee--Class A Shares                             (20,465)
-----------------------------------------------------------------------------
  Waiver of shareholder services fee--Class A Shares                               (5,839)
-----------------------------------------------------------------------------



  Waiver of shareholder services fee--Class C Shares                                 (703)
-----------------------------------------------------------------------------
  Reimbursement of other operating expenses                                      (280,022)
-----------------------------------------------------------------------------  ----------
    Total waivers and reimbursements                                                         (383,504)
-----------------------------------------------------------------------------------------  ----------
         Net expenses                                                                                      154,814
-----------------------------------------------------------------------------------------------------  -----------
             Net investment income                                                                         116,568
-----------------------------------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                         1,823,129
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                       911,369
-----------------------------------------------------------------------------------------------------  -----------
    Net realized and unrealized gain on investments                                                      2,734,498
-----------------------------------------------------------------------------------------------------  -----------
         Change in net assets resulting from operations                                                $ 2,851,066
-----------------------------------------------------------------------------------------------------  -----------





(See Notes which are an integral part of the Financial Statements)


Capital Growth Fund
Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                  YEAR ENDED OCTOBER 31,
                                                                                1995                  1994
INCREASE (DECREASE) IN NET ASSETS:
----------------------------------------------------------------------
OPERATIONS--
----------------------------------------------------------------------
Net investment income                                                      $      116,568       $        227,207
----------------------------------------------------------------------
Net realized gain (loss) on investments ($1,735,236 and $1,150,835 net
gains, respectively, as computed for federal tax purposes)                      1,823,129              1,057,990
----------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                              911,369             (3,347,016)
----------------------------------------------------------------------  --------------------  --------------------
    Change in net assets resulting from operations                              2,851,066             (2,061,819)
----------------------------------------------------------------------  --------------------  --------------------
DISTRIBUTIONS TO SHAREHOLDERS--
----------------------------------------------------------------------
Distributions from net investment income
----------------------------------------------------------------------
  Investment Shares                                                              --                     (127,805)
----------------------------------------------------------------------
  Class A Shares                                                                 (112,008)              (103,720)
----------------------------------------------------------------------
  Class C Shares                                                                   (4,517)                (2,570)
----------------------------------------------------------------------



Distributions in excess of net investment income:
----------------------------------------------------------------------
  Class A Shares                                                                  (11,509)(a)          --
----------------------------------------------------------------------
  Class C Shares                                                                   (1,835)(a)          --
----------------------------------------------------------------------
Distributions from net realized gains on investment transactions
----------------------------------------------------------------------
  Investment Shares                                                              --                     (705,563)
----------------------------------------------------------------------
  Class A Shares                                                                   (1,288)              (686,918)
----------------------------------------------------------------------
  Class C Shares                                                                     (141)               (60,511)
----------------------------------------------------------------------  --------------------  --------------------
    Change in net assets resulting from distributions to shareholders            (131,298)            (1,687,087)
----------------------------------------------------------------------  --------------------  --------------------
SHARE TRANSACTIONS--
----------------------------------------------------------------------
Proceeds from sale of shares                                                    4,399,945              6,385,862
----------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of
distributions declared                                                            112,400              1,544,956
----------------------------------------------------------------------
Cost of shares redeemed                                                        (3,751,954)           (19,997,291)
----------------------------------------------------------------------  --------------------  --------------------
    Change in net assets resulting from share transactions                        760,391            (12,066,473)
----------------------------------------------------------------------  --------------------  --------------------
         Change in net assets                                                   3,480,159            (15,815,379)



----------------------------------------------------------------------
NET ASSETS:
----------------------------------------------------------------------
Beginning of period                                                            10,943,504             26,758,883
----------------------------------------------------------------------  --------------------  --------------------
End of period (including undistributed net investment income of $0 and
$4,230, respectively)                                                      $   14,423,663       $     10,943,504
----------------------------------------------------------------------  --------------------  --------------------





(a) Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

(See Notes which are an integral part of the Financial Statements)

Capital Growth Fund
Financial Highlights--Investment Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                        YEAR ENDED OCTOBER 31,                    YEAR ENDED MARCH 31,
                                              1995(C)      1994       1993       1992(B)      1991       1990       1989(A)
NET ASSET VALUE, BEGINNING OF PERIOD         $   11.31   $   13.38  $   11.84   $   12.00   $    9.11  $    9.97   $   10.00
------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------
  Net investment income                           0.07        0.15       0.13        0.12        0.31       0.32        0.03
------------------------------------------
  Net realized and unrealized gain (loss)
  on investments                                  (.67)      (1.25)      1.71       (0.18)       2.91      (0.86)      (0.04)
------------------------------------------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
  Total from investment operations               (0.60)      (1.10)      1.84       (0.06)       3.22      (0.54)      (0.01)
------------------------------------------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------
  Distributions from net investment income       (0.07)      (0.15)     (0.14)      (0.10)      (0.30)     (0.32)      (0.02)
------------------------------------------
  Distributions in excess of net
  investment income                             --          --         --          --           (0.01)    --          --
------------------------------------------
  Distributions from net realized gain on
  investment transactions                       --           (0.82)     (0.16)     --           (0.02)    --          --
------------------------------------------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
  Total distributions                            (0.07)      (0.97)     (0.30)      (0.10)      (0.33)     (0.32)      (0.02)
------------------------------------------  -----------  ---------  ---------  -----------  ---------  ---------  -----------



NET ASSET VALUE, END OF PERIOD               $   10.64   $   11.31  $   13.38   $   11.84   $   12.00  $    9.11   $    9.97
------------------------------------------  -----------  ---------  ---------  -----------  ---------  ---------  -----------
TOTAL RETURN (D)                                 (5.28%)     (8.20%)     15.70%      (0.53%)     35.68%     (5.43%)      (0.02%)
------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------
  Expenses                                        1.08%*      1.03%      1.00%       1.00%*      1.00%      1.00%       1.19%*
------------------------------------------
  Net investment income                           3.77%*      1.17%      0.98%       1.28%*      2.73%      3.54%       4.21%*
------------------------------------------
  Expense waiver/reimbursement (e)                4.99%*      2.73%      2.37%       1.50%*      1.50%      1.50%       0.78%*
------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------
  Net assets, end of period (000 omitted)           $0         $14    $14,836     $18,161     $13,513    $7,484       $5,525
------------------------------------------
  Portfolio turnover                               160%         86%        74%         29%         57%        83%          0%
------------------------------------------





 * Computed on an annualized basis.

 (a) Reflects operations for the period from November 30, 1989 (date of initial public investment) to December 31, 1989.

 (b) During the ten month period, the Fund changed its fiscal year-end from December 31 to October 31.

 (c) As of December 20, 1994, Investments shares of Capital Growth Fund had no shareholders and were no longer offered for public investments.

 (d) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (e) The Adviser waived all of the investment advisory fee and reimbursed $103,023 of certain operating expenses of the Fund, which represents .65% and .88% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Capital Growth Fund
Financial Highlights--Class A Shares



--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                     YEAR ENDED OCTOBER 31,
                                                                            1995       1994       1993       1992(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                      $   11.31  $   13.38  $   11.84   $   12.00
------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------
  Net investment income                                                        0.15       0.12       0.09        0.11
------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                       2.96      (1.25)      1.71       (0.18)
------------------------------------------------------------------------  ---------  ---------  ---------  -----------
  Total from investment operations                                             3.11      (1.13)      1.80       (0.07)
------------------------------------------------------------------------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
------------------------------------------------------------------------
  Distributions from net investment income                                    (0.14)     (0.12)     (0.10)      (0.09)
------------------------------------------------------------------------
  Distributions in excess of net investment income                             (.01)    --         --          --
------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions             (.001)     (0.82)     (0.16)     --
------------------------------------------------------------------------  ---------  ---------  ---------  -----------
  Total distributions                                                         (0.15)     (0.94)     (0.26)      (0.09)
------------------------------------------------------------------------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                            $   14.27  $   11.31  $   13.38   $   11.84
------------------------------------------------------------------------  ---------  ---------  ---------  -----------
TOTAL RETURN (B)                                                              27.79%     (8.43%)     15.34%      (0.61%)



------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------
  Expenses                                                                     1.25%      1.25%      1.25%       1.17%*
------------------------------------------------------------------------
  Net investment income                                                        1.06%      1.00%      0.73%       1.19%*
------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                             3.29%      2.79%      2.37%       1.33%*
------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                  $13,069      $9,880    $11,609     $6,540
------------------------------------------------------------------------
  Portfolio turnover                                                            160%        86%        74%         29%
------------------------------------------------------------------------





   * Computed on an annualized basis.

 (a) Reflects operations for the period from January 16, 1992 (date of initial public investment) to October 31, 1992.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) The Adviser waived all of the investment advisory fee and reimbursed $103,023 of certain operating expenses of the Fund, which represents .65% and .88% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Capital Growth Fund
Financial Highlights--Class C Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                                                         YEAR ENDED OCTOBER 31,
                                                                                      1995       1994       1993(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                $   11.31  $   13.36   $   12.39
----------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------------------------------------------------
  Net investment income                                                                  0.05       0.04       (0.01)
----------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                 2.96      (1.23)       0.98
----------------------------------------------------------------------------------  ---------  ---------  -----------
  Total from investment operations                                                       3.01      (1.19)       0.97
----------------------------------------------------------------------------------  ---------  ---------  -----------
LESS DISTRIBUTIONS
----------------------------------------------------------------------------------
  Distributions from net investment income                                              (0.05)     (0.04)     --
----------------------------------------------------------------------------------
  Distributions in excess of net investment income                                       (.02)    --          --
----------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                       (.001)     (0.82)     --
----------------------------------------------------------------------------------  ---------  ---------  -----------
  Total distributions                                                                   (0.07)     (0.86)     --
----------------------------------------------------------------------------------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD                                                      $   14.25  $   11.31   $   13.36
----------------------------------------------------------------------------------  ---------  ---------  -----------
TOTAL RETURN (B)                                                                        26.78%     (8.90%)       7.83%



----------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------
  Expenses                                                                               1.94%      2.00%       2.00%*
----------------------------------------------------------------------------------
  Net investment income                                                                  0.38%      0.35%      (0.18%)*
----------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                       3.10%      2.73%       2.37%*
----------------------------------------------------------------------------------
SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                              $1,354    $1,049        $314
----------------------------------------------------------------------------------
  Portfolio turnover                                                                      160%        86%         74%
----------------------------------------------------------------------------------





   * Computed on an annualized basis.

 (a) Reflects operations for the period from April 13, 1993 (date of initial public investment) to October 31, 1993.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) The Adviser waived all of the investment advisory fee and reimbursed $103,023 of certain operating expenses of the Fund, which represents .65% and .88% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Capital Growth Fund
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995

(1) ORGANIZATION

Investment Series Funds, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end,



management investment company. The Corporation consists of two diversified portfolios. The financial statements included herein are only those of Capital Growth Fund (the "Fund"). The financial statements of the other portfolio are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund provides two classes of shares: Class A Shares and Class C Shares. Previously, the Fund provided three classes of shares ("Investment Shares", "Class A Shares", and "Class C Shares"). As of December 20, 1994, the "Investment Shares" class had no shareholders and were no longer offered.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principals.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at the prices provided by an independent pricing service.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund is also permitted to enter into reverse repurchase agreements, in which the Fund sells U.S. government securities to financial institutions and agrees to repurchase the securities at an agreed upon price and date.

     The Fund will only enter into repurchase and reverse repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the
     Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the



     Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     DEFERRED EXPENSES--The costs incurred by the Fund with respect to the registration of its shares in its first fiscal year, excluding the initial expense of registering its shares, have been deferred and are being amortized using the straight-line method over a period of five years from the Fund's commencement date.

     OTHER--Investment transactions are accounted for on the trade date.

(3) CAPITAL STOCK

At October 31, 1995, there were 1,000,000,000 shares ($.0001 par value per share) of capital stock authorized. Transactions in capital stock were as follows:



                                                                  YEAR ENDED                 YEAR ENDED
                                                               OCTOBER 31, 1995           OCTOBER 31, 1994
                    INVESTMENT SHARES                       SHARES       AMOUNT        SHARES         AMOUNT
Shares sold                                                   --           --            225,412  $    2,857,811
---------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                      --           --             71,899         833,031
---------------------------------------------------------
Shares redeemed                                               (1,315)       (14,628)  (1,404,546)    (16,634,524)
---------------------------------------------------------  ---------  -------------  -----------  --------------
  Net change resulting from Investment share transactions     (1,315) $     (14,628)  (1,107,235) $  (12,943,682)
---------------------------------------------------------  ---------  -------------  -----------  --------------




                                                                  YEAR ENDED                 YEAR ENDED
                                                               OCTOBER 31, 1995           OCTOBER 31, 1994
                     CLASS A SHARES                         SHARES       AMOUNT        SHARES         AMOUNT
Shares sold                                                  308,913  $   4,074,979      202,913  $    2,577,402
---------------------------------------------------------
Shares issued to shareholders
in payment of distributions declared                           9,233        107,117       57,557         660,838
---------------------------------------------------------
Shares redeemed                                             (275,897)    (3,429,575)    (254,546)     (3,225,286)
---------------------------------------------------------  ---------  -------------  -----------  --------------
  Net change resulting from Class A share transactions        42,249  $     752,521        5,924  $       12,954
---------------------------------------------------------  ---------  -------------  -----------  --------------




                                                                  YEAR ENDED                 YEAR ENDED
                                                               OCTOBER 31, 1995           OCTOBER 31, 1994
                     CLASS C SHARES                         SHARES       AMOUNT        SHARES         AMOUNT
Shares sold                                                   26,099  $     324,966       75,971  $      950,649
---------------------------------------------------------
Shares issued to shareholders in payment of distributions
declared                                                         482          5,283        4,583          51,087
---------------------------------------------------------
Shares redeemed                                              (24,336)      (307,751)     (11,270)       (137,481)
---------------------------------------------------------  ---------  -------------  -----------  --------------
  Net change resulting from Class C share transactions         2,245         22,498       69,284         864,255
---------------------------------------------------------  ---------  -------------  -----------  --------------
  Net change resulting from share transactions                43,179  $     760,391   (1,032,027) $  (12,066,473)
---------------------------------------------------------  ---------  -------------  -----------  --------------





(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser, (the "Adviser"), receives for its services an annual investment advisory fee equal to
(a) a maximum of .55% of 1% of the average daily net assets of the Fund, and (b) 4.50% of the gross income of the Fund, excluding capital gains or losses. The Adviser waived its fee and reimbursed certain operating expenses of the Fund to comply with certain state expense limitations. The Adviser may voluntarily choose to reimburse additional operating expenses of the Fund. The Adviser can modify or terminate this voluntary reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Services Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses up to .25 of 1% and .75 of 1% of the average daily net assets of the Class A Shares and Class C Shares, respectively, annually, to compensate FSC. The distributor may voluntarily choose to waive a portion of its fee. The distributor can modify or terminate this voluntary waiver at any time at its sole discretion.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Class A Shares and the Class C Shares for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of this fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. The fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases, and sales of investments, excluding short-term securities, for the period ended October 31, 1995, were as follows:



---------------------------------------------------------------------------------------------------
PURCHASES                                                                                            $  17,823,846
---------------------------------------------------------------------------------------------------  -------------
SALES                                                                                                $  17,370,633
---------------------------------------------------------------------------------------------------  -------------






Report of Ernst & Young LLP,
Independent Auditors
--------------------------------------------------------------------------------

To the Directors and Shareholders of
INVESTMENT SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Capital Growth Fund, (one of the portfolios comprising Investment Series Funds, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Capital Growth Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1995




[LOGO] FEDERATED FUNDS
       Where Experts Invest

Federated Securities Corp. is the distributor of the fund.

A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779




461444200
461444408
G00195-01 (12/95)

RECYCLED PAPER


                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)
                 (A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
                                 CLASS A SHARES
                                 CLASS B SHARES
                                 CLASS C SHARES
                                FORTRESS SHARES
                      STATEMENT OF ADDITIONAL INFORMATION
   This Statement of Additional Information should be read with the prospectus for Class A Shares, Class B Shares, and Class C Shares, and the prospectus for Fortress Shares of Federated Bond Fund (the "Fund") dated December 31, 1995. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-235-4669.

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779

                        Statement dated December 31, 1995
     FEDERATED SECURITIES CORP.



DISTRIBUTOR
A SUBSIDIARY OF Federated Investors



GENERAL INFORMATION ABOUT THE FUND1

INVESTMENT OBJECTIVE AND POLICIES1

 TYPES OF INVESTMENTS            1
 FUTURES AND OPTIONS TRANSACTIONS1
 INVESTING IN FOREIGN CURRENCIES 3
 WHEN-ISSUED AND DELAYED DELIVERY
  TRANSACTIONS                   4
 LENDING OF PORTFOLIO SECURITIES 4
 REPURCHASE AGREEMENTS           4
 REVERSE REPURCHASE AGREEMENTS   4
 PORTFOLIO TURNOVER              5
INVESTMENT LIMITATIONS           5

INVESTMENT SERIES FUNDS, INC.
MANAGEMENT                       7

 FUND OWNERSHIP                 11
 DIRECTORS' COMPENSATION        11
INVESTMENT ADVISORY SERVICES    12

 ADVISER TO THE FUND            12
 ADVISORY FEES                  12
BROKERAGE TRANSACTIONS          13

OTHER SERVICES                  12

 FUND ADMINISTRATION            13
 CUSTODIAN                      13



 TRANSFER AGENT AND DIVIDEND
  DISBURSING AGENT              13
 INDEPENDENT AUDITORS           13
PURCHASING SHARES               13

 DISTRIBUTION PLAN AND SHAREHOLDER
 SERVICES AGREEMENT             14
 PURCHASES BY SALES REPRESENTATIVES,
  DIRECTORS, AND EMPLOYEES      14
 CONVERSION TO FEDERAL FUNDS    14
 OTHER PAYMENTS TO FINANCIAL
  INSTITUTIONS (FORTRESS SHARES
  ONLY)                         14
DETERMINING NET ASSET VALUE     14

 DETERMINING MARKET VALUE OF
  SECURITIES                    15
REDEEMING SHARES                15

 REDEMPTION IN KIND             15
EXCHANGE PRIVILEGE (FORTRESS SHARES
ONLY)                           16

 REDUCED SALES CHARGE           16
 REQUIREMENTS FOR EXCHANGE      16
 TAX CONSEQUENCES               16
 MAKING AN EXCHANGE             16
REDEEMING SHARES                16

TAX STATUS                      17



 THE FUND'S TAX STATUS          17
 SHAREHOLDERS' TAX STATUS       17
TOTAL RETURN                    17

YIELD                           17

PERFORMANCE COMPARISONS         18

 DURATION                       19
ABOUT FEDERATED INVESTORS       19

 MUTUAL FUND MARKET             19
 INSTITUTIONAL CLIENTS          19
 TRUST ORGANIZATIONS            20
 BROKER /DEALERS AND BANK
  BROKER/DEALER SUBSIDIARIES    20
APPENDIX                        21



GENERAL INFORMATION ABOUT THE FUND

The Fund is a portfolio of Investment Series Funds, Inc. (the "Corporation"). The Fund was established as a portfolio of Investment Series Trust, a Massachusetts business trust, on March 17, 1987, and on February 5, 1993, was reorganized into a portfolio of the Corporation, which is organized under the laws of the State of Maryland. It is qualified to do business as a foreign corporation in Pennsylvania.
Shares of the Fund are offered in four classes known as Class A Shares, Class B Shares, Class C Shares, and Fortress Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to all classes of Shares of the Fund.
INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital. The investment objective cannot be changed without approval of shareholders.
TYPES OF INVESTMENTS
As a matter of investment policy, which may be changed without shareholder approval, the Fund will, under normal circumstances, invest at least 65% of the value of its total net assets in investment grade bonds. Permitted investments include:
   o domestically-issued and foreign-issued corporate debt obligations;
   o asset-backed securities;
   o obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities;
   o taxable municipal debt obligations; and
   o repurchase agreements.



FUTURES AND OPTIONS TRANSACTIONS
The Fund may attempt to hedge all or a portion of its portfolio by buying and selling financial futures contracts, buying put options on portfolio securities and listed put options on futures contracts, and writing call options on futures contracts. The Fund may also write covered call options on portfolio securities to attempt to increase its current income. The Fund currently does not intend to invest more than 5% of its total assets in options transactions.
  FINANCIAL FUTURES CONTRACTS
     A futures contract is a firm commitment by two parties: the seller who agrees to make delivery of the specific type of security called for in the contract ("going short") and the buyer who agrees to take delivery of the security ("going long") at a certain time in the future.
     In the fixed income securities market, price generally moves inversely to interest rates. Thus, a rise in rates generally means a drop in price. Conversely, a drop in rates generally means a rise in price. In order to hedge its holdings of fixed income securities against a rise in market interest rates, the Fund could enter into contracts to deliver securities at a predetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. The Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.
  PUT OPTIONS ON FINANCIAL FUTURES CONTRACTS
     The Fund may purchase listed put options on financial futures contracts. Unlike entering directly into a futures contract, which requires the purchaser to buy a financial instrument on a set date at a specified price, the purchase of a put option on a futures contract entitles (but does not obligate) its purchaser to decide on or before a future date whether to assume a short position at the specified price.
     The Fund would purchase put options on futures contracts to protect portfolio securities against decreases in value resulting from an anticipated increase in market interest rates. Generally, if the hedged portfolio securities decrease in value during the term of an option, the related futures contracts will also decrease in value and the option will increase in value. In such an event, the Fund will normally close out its option by selling an identical option. If the hedge is successful, the proceeds received by the Fund upon the sale of the second option will be large enough to offset both the premium paid by the Fund for the original option plus the decrease in value of the hedged securities.
     Alternatively, the Fund may exercise its put option. To do so, it would simultaneously enter into a futures contract of the type underlying the option (for a price less than the strike price of the option) and exercise the option. The Fund would then deliver the futures contract in return for payment of the strike price. If the Fund neither closes out nor exercises an option, the option will expire on the date provided in the option contract, and the premium paid for the contract will be lost.
  CALL OPTIONS ON FINANCIAL FUTURES CONTRACTS
     In addition to purchasing put options on futures, the Fund may write listed call options on futures contracts to hedge its portfolio against an increase in market interest rates. When the Fund writes a call option on a futures contract, it is undertaking the obligation of assuming a short futures position (selling a futures contract) at the fixed strike price at any time during the life of the option if the option is exercised. As market interest rates rise, causing the prices of futures to go down, the Fund's obligation under a call option on a future (to sell a futures contract) costs less to fulfill, causing the value of the Fund's call option position to increase.
     In other words, as the underlying futures price goes down below the strike price, the buyer of the option has no reason to exercise the call, so that the Fund keeps the premium received for the option. This premium can offset the drop in value of the Fund's fixed income portfolio which is occurring as interest rates rise.
     Prior to the expiration of a call written by the Fund, or exercise of it by the buyer, the Fund may close out the option by buying an identical option. If the hedge is successful, the cost of the second option will be less than the premium received by the Fund for the initial option. The net premium income of the Fund will then offset the decrease in value of the hedged securities.
     The Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, the Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.
  "MARGIN" IN FUTURES TRANSACTIONS
     Unlike the purchase or sale of a security, the Fund does not pay or receive money upon the purchase or sale of a futures contract. Rather, the Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by the Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, the Fund will mark-to-market its open futures positions.
     The Fund is also required to deposit and maintain margin when it writes call options on futures contracts.
  PURCHASING PUT OPTIONS ON PORTFOLIO SECURITIES
     The Fund may purchase put options on portfolio securities to protect against price movements in particular securities in its portfolio. A put option gives the Fund, in return for a premium, the right to sell the underlying security to the writer (seller) as a specified price during the term of the option.
  WRITING COVERED CALL OPTIONS ON PORTFOLIO SECURITIES
     The Fund may also write covered call options to generate income. As writer of a call option, the Fund has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price. The Fund may only sell call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any additional consideration).
INVESTING IN FOREIGN CURRENCIES
  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
     The Fund may enter into forward foreign currency exchange contracts in order to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency involved in an underlying transaction. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund's investment adviser, Federated Advisers (the "Adviser"), believes that it is important to have the flexibility to enter into forward foreign currency exchange contracts whenever it determines that it is in the Fund's best interest to do so. The Fund will not speculate in foreign currency exchange.
     There is no limitation as to the percentage of the Fund's assets that may be committed to such contracts.
     The Fund does not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when the Fund would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge" denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with the currency with regard to price movements. Generally, the Fund does not enter into a forward foreign currency exchange contract with a term longer than one year.
  FOREIGN CURRENCY OPTIONS
     A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation to sell the currency.
     When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
     A call option on foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on foreign currency generally falls in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund were holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
  SPECIAL RISKS ASSOCIATED WITH FOREIGN CURRENCY OPTIONS
     Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally.



     In addition, there are certain additional risks associated with foreign currency options. The markets in foreign currency options are relatively new, and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time.
     In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e. less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.
LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.



REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that a defaulting seller files for bankruptcy or becomes insolvent, disposition of securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Fund's Board of Directors (the "Directors").
REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.



When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. The securities are marked to market daily and maintained until the transaction is settled.
PORTFOLIO TURNOVER
The Fund will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Fund's investment objectives. Securities in the Fund's portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been held. The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. Any such trading will increase the Fund's portfolio turnover rate and transaction costs. For the fiscal years ended October 31, 1995, and 1994, the portfolio turnover rates were 77% and 74%, respectively.
INVESTMENT LIMITATIONS

  BUYING ON MARGIN
     The Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of transactions.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings in excess of 5% of its total assets are outstanding.
  PLEDGING ASSETS
     The Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.
  DIVERSIFICATION OF INVESTMENTS
     With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.
  INVESTING IN REAL ESTATE
     The Fund will not buy or sell real estate, although it may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities. However, the Fund may purchase put options on portfolio securities and on financial futures contracts. In addition, the Fund reserves the right to hedge the portfolio by entering into financial futures contracts and to sell calls on financial futures contracts. The Fund will notify shareholders before such a change in its operating policies is implemented.



  INVESTING IN RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its net assets in securities subject to restrictions on resale under the federal securities laws (except for commercial paper issued under Section 4(2) of the Securities Act of
     1933).
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities, on a short-term or long-term basis, up to one-third of the value of its total assets, to broker/dealers, banks, or other institutional borrowers of securities.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest 25% or more of the value of its total assets in any one industry. However, investing in U.S. government obligations shall not be considered investments in any one industry.
  SELLING SHORT
     The Fund will not sell securities short unless:
     oduring the time the short position is open, it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issuer as, and equal in amount to, the securities sold short; and
     onot more than 10% of the Fund's net assets (taken at current value) is held as collateral for such sales at any one time.



  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 15% of its net assets in securities which are illiquid, including repurchase agreements providing for settlement in more than seven days after notice.
The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in those limitations becomes effective.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or other mineral exploration or development programs or leases, although it may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in portfolio instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE CORPORATION
     The Fund will not purchase or retain the securities of any issuer if the officers and Directors of the Corporation or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
  WRITING COVERED CALL OPTIONS AND PURCHASING PUT OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund will not purchase put options on securities unless the securities are held in the Fund's portfolio.



  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will limit its investment in other investment companies to no more than 3% of the total outstanding voting stock of any investment company, invest no more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will limit its investments in the securities of other investment companies to those of money market funds having investment objectives and policies similar to its own. The Fund will purchase securities of closed-end investment companies only in open market transactions involving only customary broker's commissions. However, these limitations are not applicable if the securities are acquired in a merger, consolidation, reorganization or acquisition of assets. While it is the Fund's policy to waive its investment advisory fee on assets invested in securities of open-end investment companies, it should be noted that investment companies incur certain expenses such as custodian and transfer agent fees, and therefore any investment by a Fund in shares of another investment company would be subject to such duplicate expenses.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
For purposes of its limitations, the Fund considers instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."
The use of short sales will allow the Fund to retain certain bonds in its portfolio longer than it would without such sales. To the extent the Fund receives the current income produced by such bonds for a longer period than it might otherwise, the Fund's investment objective of current income is furthered.



The Fund did not borrow money, sell securities short, engage in foreign currency options, or purchase financial futures contracts in excess of 5% of the value of its net assets during the last fiscal year and has no present intent to do so in the coming fiscal year.
INVESTMENT SERIES FUNDS, INC. MANAGEMENT
Officers and Directors are listed with their addresses, present positions with Investment Series Funds, Inc., and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Director
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, President and Trustee of the Trust.




Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.



William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.


J. Christopher Donahue*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
President and Director
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Services Company, and Federated Shareholder Services; President or Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Trust.




James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director, Trustee, or Managing General Partner of the Funds.




Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
70 Westcliff Road
Westin, MA
Birthdate:  March 16, 1942
Director
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.




Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  October 6, 1926
Director
Attorney-at-law; Partner, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.




Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Director
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.




Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA
Birthdate: May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp., and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; Executive Vice President and Treasurer of the Funds.




David M. Taylor
Federated Investors Tower
Pittsburgh, PA
Birthdate: January 13, 1947
Treasurer
Senior Vice President, Controller, and Trustee, Federated Investors; Controller, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., and Passport Research, Ltd.; Vice President, Federated Shareholder Services; Senior Vice President, Federated Administrative Services; Treasurer of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate: October 26, 1938
Executive Vice President and Secretary
Vice President, Secretary, General Counsel, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Services Company; Executive Vice President, Secretary, and Trustee, Federated Administrative Services; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.




     * This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
     @ Member of the Executive Committee. The Executive Committee of the
       Directors handles the responsibilities of the Directors between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated ARMs Fund; Federated Equity Funds; Federated Exchange Fund, Ltd.; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S, Government Securities Fund: 3-5 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust;; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty



Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; The Shawmut Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Sunburst Funds; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.
FUND OWNERSHIP
Officers and Directors own less than 1% of the Fund's outstanding shares.
As of December 4, 1995, the following shareholder of record owned 5% or more of the outstanding Class A shares of the Fund: Merrill Lynch Pierce Fenner &
Smith, Jacksonville, Florida, acting in various capacities for numerous accounts, owned approximately 38,018 shares (5.09%); Dolores M. Bold, Pittsburgh, PA, owned approximately 48,929 shares (6.55%); and BHC Securities, Inc., Philadelphia, PA, acting in various capacities for numerous accounts, owned approximately 192,064 shares (25.71%).
The following shareholders owned 5% or more of the outstanding Class C Shares of the Fund: BHC Securities, Inc., Philadelphia, PA, acting in various capacities for numerous accounts, owned approximately 37,845 shares (5.04%); Paine Weber, Sun City West, Arizona, owned approximately 40,837 shares (5.44%); and Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, acting in various capacities for numerous accounts, owned approximately 112,989 shares (15.04%). The following shareholders owned 5% or more of the outstanding Fortress Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, acting in various capacities for numerous accounts, owned approximately 4,824,983 shares (23.03%).



DIRECTORS' COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
FUND                FUND*           FROM FUND COMPLEX +


John F. Donahue, $ 0       $0 for the Fund and
Chairman and Director
                 68 other investment companies in the Fund Complex
Thomas G. Bigley $0        $20,688 for the Fund
Director                   64 other investment companies in the Fund Complex
John T. Conroy, Jr.,       $1,274
                 $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
William J. Copeland,       $1,274
                 $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
J. Christopher Donahue,    $0
                 $0 for the Fund and
Vice President and Director
                 14 other investment companies in the Fund Complex
James E. Dowd,   $1,274    $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
Lawrence D. Ellis, M.D.,   $1,163
                 $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex



Edward L. Flaherty, Jr.,   $1,274
                 $117,202 for the Fund and
Director                   64 other investment companies in the Fund Complex
Peter E. Madden, $988      $90,563 for the Fund and
Director                   64 other investment companies in the Fund Complex
Gregor F. Meyer, $1,163    $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex
John E. Murray, Jr.,       $697
                 $0 for the Fund and
Director                   64 other investment companies in the Fund Complex
Wesley W. Posvar,$1,163    $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex
Marjorie P. Smuts,         $1,163
                 $106,460 for the Fund and
Director                   64 other investment companies in the Fund Complex


*Information is furnished for the fiscal year ended October 31, 1995. +The information is provided for the last calendar year.
INVESTMENT ADVISORY SERVICES

ADVISER TO THE FUND
The Fund's investment adviser is Federated Advisers. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The Adviser shall not be liable to the Corporation, the Fund, or any shareholder of the Fund for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Corporation.
ADVISORY FEES
For its advisory services, Federated Advisers receives an annual investment advisory fee for the Fund as described in the prospectus. For the fiscal years ended October 31, 1995, 1994, and 1993, the Adviser earned $1,271,771, $1,081,066, and $671,751, respectively, of which $505,263, $481,690, and
$548,973, were voluntarily waived because of undertakings to limit the Fund's expenses.
  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2 1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1 1/2% per year of the remaining average net assets, the Adviser will reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.



BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Directors. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1995, 1994, and 1993, the Fund paid total brokerage commissions of $5,595, $0, and $0, respectively.
Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
OTHER SERVICES

FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc., may hereinafter collectively be referred to as, the "Administrators"). For the fiscal year ended October 31, 1995, Federated Administrative Services earned $156,316. For the fiscal year ended October 31, 1994, the Administrators collectively earned $192,379. For the fiscal year ended October 31, 1993, Federated Administrative Services, Inc. earned $288,504. Dr. Henry J. Gailliot, an officer of Federated Advisers, the Adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
CUSTODIAN
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund.



TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Federated Services Company, Boston, MA, is transfer agent for the Shares of the Fund, and dividend disbursing agent for the Fund.
INDEPENDENT AUDITORS
The independent auditors for the Fund are Ernst & Young LLP, One Oxford Centre, Pittsburgh, Pennsylvania 15219.
PURCHASING SHARES

Except under certain circumstances described in the prospectus, shares are sold at their net asset value plus a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Fund is explained in the prospectus under "Investing in the Fund."
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES AGREEMENT
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include: (1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
For the period from June 28, 1995 (date of initial public investment) to October 31, 1995, payments in the amount of $25,234 and $5,595 were made pursuant to the Distribution Plan for Class B Shares and Class C Shares, respectively.
For the fiscal year ended October 31, 1995, payments in the amount of $387,412 were made pursuant to the Shareholder Services Plan for Fortress Shares, of which $16,487 was waived. For the period from June 28, 1995 (date of initial public investment) to October 31, 1995, payments in the amount of $1,478 (of which $296 was waived), $8,411, and $1,865 were made pursuant to the Shareholder Services Plan for Class A Shares, Class B Shares, and Class C Shares, respectively.
PURCHASES BY SALES REPRESENTATIVES, DIRECTORS, AND EMPLOYEES
Directors, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses, and their children under 21, may buy shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.



These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.
CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. State Street Bank and Trust Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
OTHER PAYMENTS TO FINANCIAL INSTITUTIONS (FORTRESS SHARES ONLY)
The administrative services for which the Distributor will pay financial institutions include, but are not limited to, providing office space, equipment, telephone facilities, and various clerical, supervisory and computer personnel, as is necessary or beneficial to establish and maintain shareholders' accounts and records, process purchase and redemption transactions, process automatic investments of client account cash balances, answer routine client inquiries regarding the Fund, assist clients in changing dividend options, account designations, addresses, and providing such other services as the Fund may reasonably request.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the prospectus.
DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:
   o according to the last sale price on a national securities exchange, if available;



   o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices, and for bonds and other fixed income securities as determined by an independent pricing service;
   o for short-term obligations, according to the mean bid and asked prices, as furnished by an independent pricing service, or for short-term obligations with remaining maturities of less than 60 days at the time of purchase, at amortized cost unless the Board determines this is not fair value; or
   o at fair value as determined in good faith by the Fund's Directors.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices. Pricing services may consider:
   o yield;
   o quality;
   o coupon rate;
   o maturity;
   o type of issue;
   o trading characteristics; and
   o other market data.
Over-the-counter put options will be valued at the mean between the bid and the asked prices.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions of Class B Shares, Class C Shares, and Fortress Shares may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "Redeeming Class A Shares," "Redeeming Class B Shares," "Redeeming Class C Shares" or "Redeeming Fortress Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Fortress Shares redeemed within one to four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the advance payment paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the advance payment that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.
REDEMPTION IN KIND
The Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of the respective Fund's net asset value, whichever is less, for any one shareholder within a 90-day period.
Any redemption beyond this amount will also be in cash unless the Trustees determine that payments should be in kind. In such a case, the Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way that net asset value is determined. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.



EXCHANGE PRIVILEGE (FORTRESS SHARES ONLY)

This section relates only to Fortress Shares of the Fund. For information regarding the Exchange Privilege for Class A Shares, Class B Shares, and Class C Shares of the Fund, please see the respective prospectuses for these classes of Shares.
The Securities and Exchange Commission (the "SEC") has issued an order exempting the Corporation from certain provisions of the Investment Company Act of 1940. As a result, Fund shareholders are allowed to exchange all or some of their shares for shares in other Fortress Funds or certain Federated Funds which are sold with a sales charge that differs from that of the Fund's or which impose no sales charge so long as the Federated Funds are advised by subsidiaries or affiliates of Federated Investors. These exchanges are made at net asset value plus the difference between the Fund's sales charge already paid and any sales charge of the fund into which the shares are to be exchanged, if higher. The order also allows certain other funds, including funds that are not advised by subsidiaries or affiliates of Federated Investors, which do not have a sales charge, to exchange their shares for Fund shares on a basis other than their current offering price. These exchanges may be made to the extent that such shares were acquired in a prior exchange, at net asset value, for shares of a Federated Fund carrying a sales charge.
REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or elimination of the sales charge, the shareholder must notify Federated Securities Corp. or Federated Services Company in writing.
REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.
This privilege is available to shareholders residing in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Fortress Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.
Further information on the exchange privilege and prospectuses for Fortress Funds or certain of the Funds are available by calling the Fund.
TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short or long-term capital gain or loss may be realized.
MAKING AN EXCHANGE
Instructions for exchanges for Fortress Funds or certain of the Funds must be given in writing by the shareholder. Written instructions may require a signature guarantee.
REDEEMING SHARES

The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions of Class B Shares, Class C Shares, and Fortress Shares may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "Redeeming Class A Shares," "Redeeming Class B Shares," "Redeeming Class C Shares" or "Redeeming Fortress Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Fortress Shares redeemed within one to four years of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the advance payment paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the advance payment that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.
TAX STATUS

THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
   o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
   o derive less than 30% of its gross income from the sale of securities held less than three months;
   o invest in securities within certain statutory limits; and
   o distribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. No portion of any income dividend paid by the Fund is eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.



  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held the Fund shares.
TOTAL RETURN

Fortress Shares' average annual total returns for the one-year and five-year periods ended October 31, 1995, and for the period from July 8, 1988 (effective date of the Fund's registration statement) to October 31, 1995, were 14.30%, 17.03%, and 10.12%, respectively.
For the period from June 28, 1995 to October 31, 1995, Class A Shares, Class B Shares, and Class C cumulative total returns were (0.71%), (1.91%), and 2.66%, respectively.
The average annual total return for all classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming a quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investments based on the lesser of the original purchase price or the offering price of Shares redeemed.
Cumulative total return reflects total performance over a specific period of time. Total return assumes and is reduced by the payment of the maximum sales charge and contingent deferred sales charge, if applicable.



YIELD

The yields for Class A Shares, Class B Shares, Class C Shares, and Fortress Shares for the thirty-day period ended October 31, 1995, were 7.21%, 6.73%, 6.74% and 7.43%, respectively.
The yield for all classes of Shares of the Fund is determined each day by dividing the net investment income per share (as defined by the SEC) earned by the Fund over a thirty-day period by the maximum offering price per share of the Fund on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Fund because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders. To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Fund, performance will be reduced for those shareholders paying those fees.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The Fund's performance of each class of Shares depends upon such variables as:
   o portfolio quality;
   o average portfolio maturity;
   o type of instruments in which the portfolio is invested;
   o changes in interest rates and market value of portfolio securities;



   o changes in Fund's expenses; and
   o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return. Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:
   o LEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
   o SALOMON BROTHERS AAA-AA CORPORATES INDEX calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA with maturities of twelve years or more and companies in industry, public utilities, and finance.
   o MERRILL LYNCH CORPORATE & GOVERNMENT MASTER INDEX is an unmanaged index comprised of approximately 4,821 issues which include corporate debt obligations rated BBB or better and publicly issued, non-convertible domestic debt of the U.S. government or any agency thereof. These quality parameters are based on composites of ratings assigned by Standard and Poor's Ratings Group and Moody's Investors Service, Inc. Only notes and bonds with a minimum maturity of one year are included.
   o MERRILL LYNCH CORPORATE MASTER is an unmanaged index comprised of approximately 4,356 corporate debt obligations rated BBB or better. These quality parameters are based on composites of ratings assigned by Standard and Poor's Corporation and Moody's Investors Service, Inc. Only bonds with a minimum maturity of one year are included.
   o LIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return. Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in offering price over a specific period of time. From time to time, the Fund will quote its Lipper ranking in advertising and sales literature.
   o THE LEHMAN BROTHERS CORPORATE BOND INDEX is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, Inc., BBB by Standard and Poor's Ratings Group or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service, Inc.
   o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed Mutual Funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for any class of Shares may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in any class of Shares based on quarterly reinvestment of dividends over a specified period of time.
From time to time, the Fund may advertise the performance of any class of Shares using charts, graphs, and descriptions, compared to federally insured bank products, including certificates of deposit and time deposits, and to money market funds using the Lipper Analytical Services money market instruments average. In addition, advertising and sales literature for the Fund may use charts and graphs to illustrate the principals of dollar-cost averaging and may disclose the amount of dividends paid by the Fund over certain periods of time. Advertisements may quote performance information which does not reflect the effect of a sales charge or contingent deferred sales charge, as applicable. DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupons or shorter maturities. Duration combines these variables into a single measure.
Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flows. When the Fund invests in mortgage pass-through securities, its duration will be calculated in a manner which requires assumptions to be made regarding future principal prepayments. A more complete description of this calculation is available upon request from the Fund.



ABOUT FEDERATED INVESTORS

Federated INVESTORS is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.
In the money market sector, Federated INVESTORS gained prominence in the mutual fund industry in 1974 with the creation of the first institutional money market fund. Simultaneously, the company pioneered the use of the amortized cost method of accounting for valuing shares of money market funds, a principal means used by money managers today to value money market fund shares. Other innovations include the first institutional tax-free money market fund. As of December 31, 1994, Federated INVESTORS managed more than $31 billion in assets across approximately 43 money market funds, including 17 government, 8 prime and 18 municipal with assets approximating $17 billion, $7.4 billion and $6.6 billion, respectively.
J. Thomas Madden, Executive Vice President, oversees Federated INVESTORS' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated INVESTORS' domestic fixed income management. Henry
A. Frantzen, Executive Vice President, oversees the management of Federated INVESTORS' international portfolios.



MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.* Federated INVESTORS, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated INVESTORS meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John
B. Fisher, President, Institutional Sales Division.
TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
FEDERATED FUNDS are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.

*Source: Investment Company Institute







APPENDIX

STANDARD AND POOR'S RATINGS GROUP CORPORATE BOND RATINGS
AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.
AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.
A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.
CCC--Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.
CC--The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC debt rating.
C--The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI--The rating CI is reserved for income bonds on which no interest is being paid.
D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS
AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.
BA--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



CA--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. C--Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.
AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.
A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.
BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.
BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.



B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.
CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.
CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.
C--Bonds are in imminent default in payment of interest or principal.
DDD, DD, AND D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.
STANDARD AND POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS
A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.
A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.
MOODY'S INVESTORS SERVICE, INC., COMMERCIAL PAPER RATINGS
P-1--Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. P-2--Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
FITCH INVESTORS SERVICE, INC., SHORT-TERM DEBT RATINGS
F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment.



[LOGO OF FEDERATED INVESTORS]
FEDERATED INVESTORS

Federated Bond

CUSIP 461444507
CUSIP 461444606
CUSIP 461444705
CUSIP 461444309
2041304B (12/95)



Fund

9th Annual Report
October 31, 1995

Established 1987

FIXED INCOME


FEDERATED FUNDS
Where Experts Invest

Federated Securities Corp. is the distributor of the fund.

A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

461444507
461444606
461444705
461444309
G01452-02 (12/95)

RECYCLED PAPER



President's Message

Dear Shareholder:

I am pleased to present the 9th Annual Report for Federated Bond Fund, formerly known as Fortress Bond Fund, covering the twelve-month period ended October 31, 1995. This Report opens with an interview with the fund's portfolio manager, Joseph Balestrino, Vice President, Federated Advisers, describes recent activity in the fund's portfolio and discusses the corporate bond market. This Report includes a series of performance charts, a complete listing of the fund's holdings, comprehensive Financial Statements and the fund's Financial Highlights.

The fund's portfolio of corporate bonds has benefited shareholders with it's strong performance over the twelve-month reporting period. The fund's Fortress Shares paid more than $13 million in dividends to shareholders, or $0.76 per share. Fortress Share value has increased from $9.08 on the first day of the period to $9.76 on October 31, 1995. The fund's For-tress Shares had a total return of 16.51% based on an increase in net asset value with distributions added.* Total fund assets increased from $146.3 million on the first day of the period to $233.8 million on the last day.

The Class A Shares, Class B Shares, and Class C Shares paid $0.25, $0.23, and $0.23 per share, respectively, in dividends to shareholders. For the period ended October 31, 1995, the share value for Class A Shares, Class B Shares, and Class C Shares was $9.76. The total returns, based on offering price, for the period from June 28, 1995 (the effective date), to October 31, 1995, for the Class A Shares, Class B Shares, and Class C Shares were (0.71%), (1.91%), and



2.66%, respectively.*

At least 65% of fund assets are invested across more than 150 investment-grade bonds rated BBB/Baa or higher. The remaining 35% of fund assets may be invested in high-yield securities rated BB and B. Many of its high-yield issues are well-known companies, like Chrysler, Philip Morris, RJR Nabisco, Paramount, Revlon, and Dr. Pepper/7-Up. The fund's managers diversify assets over various issues which has helped the fund reduce the overall level of investment risk while maintaining a very competitive dividend flow.

You'll be pleased to know that as of October 31, 1995, the fund maintained the five-star ranking it received from Morningstar, an independent mutual fund rating service, in the General Corporate Bond category, which contains 369 funds. This five-star rating is the highest rating on a scale of 1 (lowest) to 5 (highest).**

Thank you for participating in Federated Bond Fund. I encourage you to reinvest your dividends. It's a convenient way to increase your opportunity to participate in the income-earning potential of corporate bonds.

As always, we welcome your comments, questions and suggestions.

Sincerely,


J. Christopher Donahue
President
December 15, 1995




 *Performance quoted reflects past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return for the one-year period based on offering price for Fortress Shares was 14.30%.

**Morningstar is an independent fund rating service which uses a five-star system to measure risk adjusted total return. Five stars, which is the highest ranking, means the fund ranked in the top 10% of all investment companies. Ratings are based on past performance and are subject to change every two weeks.

Investment Review

Joseph Balestrino
Vice President,
Federated Advisers

Q. Joe, will you give start with an overview of the bond market during the twelve-month period ended October 31, 1995.

A. Overall, the bond market generated very positive returns for the fiscal year ended October 31, 1995. The current economic expansion which started in early 1991-and resulted in significant interest rate increases in 1994-has exhibited much slower growth characteristics for much of 1995. During the same period, documented inflation figures and future inflation expectations have been reduced, which has led to a relatively large decrease in interest rates over the past fiscal year. For the twelve-month period ended October 31, 1995, rates fell across the entire Treasury maturity spectrum with the 2-year, 10-year, and 30-year Treasury securities declining 1.30%, 1.88%, and 1.73%, respectively.

Q. Federated Bond Fund has responded to this lower interest rate environment with impressive performance. Can you give shareholders the details?

A. Shareholders have participated in the benefits of the positive bond market, not only over the past year, but also longer term. Annualized total returns based on net asset value for the period ended October 31, 1995, (Fortress Shares) were as follows: 1-year: 16.51%, 3-year: 10.72%, 5-year: 17.26%, and since inception (5/20/87): 10.25%.* These figures compare very favorably to all BBB Rated Debt Funds, in which Federated Bond Fund ranks 37 out of 78 funds for the 1-year period ended October 31, 1995, and 1 out of 26 funds for the 5-year period, according to Lipper Analytical Services, Inc.** Not to be lost in a total return discussion is the fact that many shareholders own Federated Bond Fund for its current income distributions, which also provide high relative cash flows. As of October 31, 1995, the fund's daily distribution rate was 7.75% (Fortress Shares) compared to the 10-year Treasury rate which was 6.02% on that same day. For the same period, the fund's distribution rate for Class A Shares, Class B Shares, and Class C Shares were 7.75%, 7.01%, and 7.01%, respectively. For the period ended October 31, 1995, the fund's SEC 30-day yield for Fortress Shares, Class A Shares, Class B Shares, and Class C Shares were 7.43%, 7.21%, 6.73%, and 6.74%, respectively.*

Q. What were your strategies during the period that helped the fund's performance?

A. The major criteria that influences performance in the fund are the average maturity/duration target and the average quality of portfolio holdings. Early in 1995, fund management made a clear decision to lengthen maturities which had the effect of price appreciation as interest rates fell. We also upgraded the fund's average quality by emphasizing AAA-rated securities and decreasing the percentage of assets rated below BBB. In a slower economic growth environment, higher quality securities typically outperform lower quality securities. Thus, the maturity extension and quality upgrading served to enhance the fund's return over the past fiscal year.

Q. Federated Bond Fund has been described as a corporate bond fund with a twist because while at least 65% of its assets are always invested in investment grade securities, you have the option to invest in high-yield bonds. How can this combination result in a performance advantage for shareholders?

A. While the fund has a 65% minimum allocation to investment-grade securities, the ability to access the lower rated high-yield market can and has helped the shareholder returns. High-yield bonds are very sensitive to the fundamental credit quality of the issuing companies, which is to say that high-yield bonds should typically outperform high-quality bonds in a strong economic growth environment, and underperform in a weaker or recessionary environment. This has been the relative experience in recent years. Since the economic expansion began in early 1991, high-yield has outperformed high-quality from 1991 through 1994. In 1995, however, with a slower economic scenario, higher quality has been the better performing asset class. Thus, the fund outperformed in 1994 by investing approximately one-third of assets in high-yield securities. The high-yield percentage has been reduced throughout 1995 down to approximately 25% of assets at October 31, 1995. To the extent that an economic slowdown is anticipated, we will look to further upgrade overall quality.




Q. What is your outlook and strategy for the future?

A. The near-term outlook and strategy is a continuation of adjustments made throughout the recent fiscal year. In retrospect, it is now apparent that the large interest rate increases in 1994 represented one of the worst time periods for high-quality bonds in financial market history. For a number of reasons, primarily related to slower economic activity and the lack of inflation, it is possible that the positive bond environment of the past year could continue for the foreseeable future with stable to falling rates. As a result, fund management anticipates that average maturities will be extended to potentially capture the price appreciation that would result from lower interest rates. At the same time, portfolio quality will also increase to protect against potentially decreased credit quality in the event that the economy slows down or heads for a recession.

 *Performance quoted represents past performance. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Fortress Shares total return, based on offering price, for the 5-year and since inception (5/20/87) periods ended October 31, 1995, were 17.03% and 10.12%, respectively.

**Past performance is not indicative of future results. Lipper rankings are based on total return and do not take sales charges into account.

Two Ways You May Seek to Invest for Success in
Federated Bond Fund



Initial Investment:

If you had made an initial investment of $9,000 in Federated Bond Fund* on 5/20/87, reinvested dividends and capital gains, and didn't redeem any shares, your account would have been worth $20,322 on 10/31/95. You would have earned a 10.12%** average annual total return for the 9-year investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends, and you gain the benefit of compounding.

As of 9/30/95, the Fortress Shares' average annual one-year, five-year, and since inception (5/20/87) total returns were 12.68%, 15.08%, and 10.03%, respectively. Class A Shares' total return since inception (6/28/95) was (2.16%). Class B Shares' total return since inception (6/28/95) was (3.33%). Class C Shares' total return since inception (6/28/95) was 1.22%.

                             [GRAPH APPEARS HERE]

*On June 15, 1992, at a Special Meeting of Shareholders, the shareholders approved a change to the name of the fund from High Income Securities Fund to Fortress Bond Fund, and a change to the fund's fundamental investment objective to pursue as high a level of current income as is consistent with the preservation of capital. This resulted in shifting the fund's focus from investing not less than 65% of its assets in high-yield, low quality securities to 65% of its assets in investment grade securities.

**Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 1% sales charge and 1% contingent deferred sales charge prior to 48 months.

Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, may be worth more or less than their original cost.

Federated Bond Fund

One Step at a Time:

$1,000 invested each year for 9 years (reinvesting all dividends and capital gains) grew to $14,795.

With this approach, the key is consistency.

If you had started investing $1,000 annually in Federated Bond Fund on 5/20/87, reinvested your dividends and capital gains and didn't redeem any shares, you would have invested only $9,000, but your account would have reached a total value of $14,795* by 10/31/95. You would have earned an average annual total return of 10.93%.

A practical investment plan helps you pursue a high level of income through corporate bonds. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan works for you when you invest only $1,000 annually. You can take it one step at a time. Put time and compounding to work!



                             [GRAPH APPEARS HERE]


*No method of investing can guarantee a profit or protect against loss in down markets. However, by investing regularly over time and buying shares at various prices, investors can purchase more shares at lower prices, and all accumulated shares have the ability to pay income to the investor.

Because such a plan involves continuous investment, regardless of changing price levels, the investor should consider whether or not to continue purchases through periods of low price levels.

Federated Bond Fund
Hypothetical Investor Profile: Investing for High Monthly Income

John and Joan Wicker are a fictional couple who, like many other shareholders, look for high monthly income opportunities.

John is an attorney in his late forties with an established client base. On May 20, 1987, the Wickers invested $20,000 in Federated Bond Fund.

As this chart shows, over nine years their original investment has grown to $45,160. This represents a 10.12% average annual total return. For John and Joan, that means extra money to supplement their daughter's college tuition.

                             [GRAPH APPEARS HERE]

This hypothetical scenario is provided for illustrative purposes only and does not represent the result obtained by any particular shareholder. Past performance does not guarantee future results.

Federated Bond Fund-
Serving a Wide Range of Investors

Federated Bond Fund appeals to a broad range of investors seeking a high level of income through corporate bonds.

The fund invests primarily in a diversified portfolio of corporate bonds by some of America's leading corporations. Fund shares are not guaranteed, and the value of your investment may fluctuate. Mutual funds involve risk, including possible loss of principal.

Some of the Fund's Major Shareholder Groups

Individuals and Joint Tenants               $49,941,937
IRAs

                                     35,670,278
Trusts

                                      9,034,928
Corporations

                              4,709,185



Custodians (under Uniform Gift to Minors Act)

797,477


Federated Bond Fund-
Portfolio Update

Quality Composition as of October 31, 1995

                             [GRAPH APPEARS HERE]
AAA  13.02%
AA   10.36%
A    23.97%
BBB  27.16%
BB    8.19%
B    17.30%


Federated Bond Fund-
(Class A Shares)

Growth of $10,000 Invested in
Federated Bond Fund (Class A Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Bond Fund (Class A Shares) (the "Fund") from June 28, 1995 (start of performance), to October 31, 1995, compared to the Lehman Brothers Corporate



Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

                             [GRAPH APPEARS HERE]


Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated Bond Fund-
(Class B Shares)

Growth of $10,000 Invested in
Federated Bond Fund (Class B Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Bond Fund (Class B Shares) (the "Fund") from June 28, 1995 (start of performance), to October 31, 1995, compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

                             [GRAPH APPEARS HERE]

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 5.50% on any redemption less than 1 year from the purchase date. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated Bond Fund-
(Class C Shares)

Growth of $10,000 Invested in
Federated Bond Fund (Class C Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Bond Fund (Class C Shares) (the "Fund") from June 28, 1995 (start of performance) to October 31, 1995 compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.




*Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a contingent deferred sales charge of 1.00% on any redemption less than 1 year from the purchase date. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

Federated Bond Fund-
(Fortress Shares)

Growth of $10,000 Invested in
Federated Bond Fund (Fortress Shares)

The graph below illustrates the hypothetical investment of $10,000 in the Federated Bond Fund (Fortress Shares) (the "Fund") from May 20, 1987 (start of performance) to October 31, 1995 compared to the Lehman Brothers Corporate Bond Index (LBCBI)+ and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB).++

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

*Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). A 1.00% contingent deferred sales charge would be applied on any redemption less than one-year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The LBCBI and the LCDBBB have been adjusted to reflect reinvestment of dividends on securities in the index and average.

**Total return quoted reflects all applicable sales charges and contingent deferred sales charges.

+The LBCBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. This index is unmanaged.

++The LCDBBB represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.


Federated Bond Fund
(formerly, Fortress Bond Fund)
Portfolio of Investments
--------------------------------------------------------------------------------
October 31, 1995



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--86.5%
------------------------------------------------------------------------------------------------
               AEROSPACE & DEFENSE--0.2%
               ---------------------------------------------------------------------------------
$     500,000  Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                                    $      522,500
               ---------------------------------------------------------------------------------  --------------
               AIR TRANSPORTATION--1.0%
               ---------------------------------------------------------------------------------
    2,000,000  United Air Lines, Pass Thru Cert., 9.56%, 10/19/2018                                    2,239,100
               ---------------------------------------------------------------------------------  --------------
               AUTOMOTIVE--2.9%
               ---------------------------------------------------------------------------------
      500,000  Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004                               531,250
               ---------------------------------------------------------------------------------
    3,350,000  Chrysler Corp., Deb., 12.00%, 5/1/2020                                                  5,040,980
               ---------------------------------------------------------------------------------
      250,000  Exide Corp., Sr. Note, 10.00%, 4/15/2005                                                  269,375
               ---------------------------------------------------------------------------------
      500,000  Lear Seating Corp., Sub. Note, 8.25%, 2/1/2002                                            492,500
               ---------------------------------------------------------------------------------
      500,000  Motor Wheel Corp., Sr. Note, 11.50%, 3/1/2000                                             472,500
               ---------------------------------------------------------------------------------  --------------



               Total                                                                                   6,806,605
               ---------------------------------------------------------------------------------  --------------
               BANKING--6.2%
               ---------------------------------------------------------------------------------
    2,000,000  African Development Bank, Note, 6.875%, 10/15/2015                                      1,972,640
               ---------------------------------------------------------------------------------
    3,000,000  Banco Santander, Bank Guarantee, 7.875%, 4/15/2005                                      3,210,330
               ---------------------------------------------------------------------------------
    3,000,000  Bank of Montreal, Sub. Note, 7.80%, 4/1/2007                                            3,220,500
               ---------------------------------------------------------------------------------
    2,750,000  Crestar Financial Corp., Sub. Note, 8.75%, 11/15/2004                                   3,111,322
               ---------------------------------------------------------------------------------
      250,000  Dime Bancorp, Inc., Sr. Note, 10.50%, 11/15/2005                                          280,000
               ---------------------------------------------------------------------------------
      500,000  First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001                              557,500
               ---------------------------------------------------------------------------------
    2,000,000  National Bank of Canada, Montreal, Sub. Note, 8.125%, 8/15/2004                         2,160,620
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  14,512,912
               ---------------------------------------------------------------------------------  --------------
               BEVERAGE & TOBACCO--2.5%
               ---------------------------------------------------------------------------------
    1,750,000  Philip Morris Cos., Inc., Deb., 6.00%, 7/15/2001                                        1,700,300
               ---------------------------------------------------------------------------------
    1,250,000  RJR Nabisco, Inc., Note, 8.00%, 7/15/2001                                               1,243,275
               ---------------------------------------------------------------------------------
    2,750,000  RJR Nabisco, Inc., Note, 9.25%, 8/5/2013                                                2,783,303
               ---------------------------------------------------------------------------------  --------------



               Total                                                                                   5,726,878
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               BROADCAST RADIO & TV--1.7%
               ---------------------------------------------------------------------------------
$     500,000  Allbritton Communication Co., Sr. Sub. Note, 11.50%, 8/15/2004                     $      535,000
               ---------------------------------------------------------------------------------
      500,000  Chancellor Broadcasting Co., Sr. Sub. Note, 12.50%, 10/1/2004                             527,500
               ---------------------------------------------------------------------------------
      500,000  Granite Broadcasting Corp., Sr. Sub. Deb., 10.375%, 5/15/2005                             516,250
               ---------------------------------------------------------------------------------
      250,000  (b)Pegasus Media, Note, 12.50%, 7/1/2005                                                  253,125
               ---------------------------------------------------------------------------------
    1,000,000  SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005                                 1,062,500
               ---------------------------------------------------------------------------------
      500,000  Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 12/15/2003                               516,250
               ---------------------------------------------------------------------------------
      250,000  Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005                                258,125
               ---------------------------------------------------------------------------------
      250,000  Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005                               263,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,932,500
               ---------------------------------------------------------------------------------  --------------



               BUSINESS EQUIPMENT & SERVICES--0.2%
               ---------------------------------------------------------------------------------
      250,000  (b)Monarch Acquisition Corporation, Sr. Note, 12.50%, 7/1/2003                            261,250
               ---------------------------------------------------------------------------------
      250,000  United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005                             272,500
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                     533,750
               ---------------------------------------------------------------------------------  --------------
               CABLE TELEVISION--2.9%
               ---------------------------------------------------------------------------------
      500,000  Australis Media Limited, Unit, 0/14.00%, 5/15/2003                                        367,500
               ---------------------------------------------------------------------------------
      250,000  Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004                                  171,250
               ---------------------------------------------------------------------------------
      500,000  Cablevision Systems Co., Sr. Sub. Deb., 9.875%, 2/15/2013                                 521,875
               ---------------------------------------------------------------------------------
      275,000  CAI Wireless Systems, Inc., Sr. Note, 12.25%, 9/15/2002                                   291,500
               ---------------------------------------------------------------------------------
    2,000,000  CF Cable TV, Inc., Note, 9.125%, 7/15/2007                                              2,027,500
               ---------------------------------------------------------------------------------
      750,000  Continental Cablevision, Sr. Deb., 9.50%, 8/1/2013                                        794,062
               ---------------------------------------------------------------------------------
      750,000  Diamond Cable Co., Sr. Disc. Note, 0/13.25%, 9/30/2004                                    510,000
               ---------------------------------------------------------------------------------
    1,000,000  International Cabletel, Inc., Sr. Deferred Coupon Note, 0/10.875%,
               10/15/2003                                                                                680,000
               ---------------------------------------------------------------------------------
      250,000  Le Groupe Videotron Ltee, Sr. Note, 10.625%, 2/15/2005                                    266,563



               ---------------------------------------------------------------------------------
    1,000,000  Rogers Cablesystems Ltd., Sr. Secd. Note, 9.65%, 1/15/2014                                630,691
               ---------------------------------------------------------------------------------
      450,000  TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                                         264,375
               ---------------------------------------------------------------------------------
$     250,000  Wireless One, Inc., Unit, 13.00%, 10/15/2003                                       $      259,688
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               CABLE TELEVISION--CONTINUED
               ---------------------------------------------------------------------------------
               Total                                                                                   6,785,004
               ---------------------------------------------------------------------------------  --------------
               CHEMICALS & PLASTICS--3.2%
               ---------------------------------------------------------------------------------
      750,000  Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005                              813,750
               ---------------------------------------------------------------------------------
    2,000,000  (b)Bayer Corp., Deb., 7.125%, 10/1/2015                                                 2,037,200
               ---------------------------------------------------------------------------------
      300,000  (b)Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005                               311,250
               ---------------------------------------------------------------------------------
      500,000  Foamex L.P., Sr. Sub. Deb., 11.875%, 10/1/2004                                            507,500
               ---------------------------------------------------------------------------------
    1,500,000  G-I Holdings, Inc., Sr. Disc. Note, 11.375% accrual, 10/1/1998                          1,125,000
               ---------------------------------------------------------------------------------
      500,000  Harris Chemical North America, Inc., Sr. Secd. Disc. Note, 0/10.25%, 7/15/2001            443,750
               ---------------------------------------------------------------------------------
      500,000  LaRoche Industries, Inc., Sr. Sub. Note, 13.00%, 8/15/2004                                533,750
               ---------------------------------------------------------------------------------



      500,000  Polymer Group, Inc., Sr. Note, 12.75%, 7/15/2002                                          518,750
               ---------------------------------------------------------------------------------
      350,000  (b)RBX Corp., Sr. Sub. Note, 11.25%, 10/15/2005                                           351,750
               ---------------------------------------------------------------------------------
      500,000  UCC Investors Holdings, Inc., Sr. Sub. Note, 11.00%, 5/1/2003                             513,750
               ---------------------------------------------------------------------------------
      375,000  Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003                               358,125
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   7,514,575
               ---------------------------------------------------------------------------------  --------------
               CLOTHING & TEXTILES--0.4%
               ---------------------------------------------------------------------------------
    1,000,000  WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005                              1,005,000
               ---------------------------------------------------------------------------------  --------------
               CONGLOMERATES--2.1%
               ---------------------------------------------------------------------------------
      950,000  Leucadia National Corp., Sr. Sub. Note, 8.25%, 6/15/2005                                  986,622
               ---------------------------------------------------------------------------------
    2,750,000  Leucadia National Corp., Sr. Sub., 10.375%, 6/15/2002                                   2,997,500
               ---------------------------------------------------------------------------------
    1,000,000  Sherritt Gordon Ltd., Sr. Note, 9.75%, 4/1/2003                                         1,025,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,009,122
               ---------------------------------------------------------------------------------  --------------
               CONSUMER PRODUCTS--0.7%
               ---------------------------------------------------------------------------------
      650,000  (b)Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                                    676,000
               ---------------------------------------------------------------------------------



      250,000  Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%, 8/1/2002                           271,875
               ---------------------------------------------------------------------------------
$     400,000  ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002                      $      430,000
               ---------------------------------------------------------------------------------
      250,000  Playtex Family Products Corp., Sr. Sub. Note, 9.00%, 12/15/2003                           226,250
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               CONSUMER PRODUCTS--CONTINUED
               ---------------------------------------------------------------------------------
               Total                                                                                   1,604,125
               ---------------------------------------------------------------------------------  --------------
               CONTAINER & GLASS PRODUCTS--0.8%
               ---------------------------------------------------------------------------------
    1,000,000  Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004                                   1,040,000
               ---------------------------------------------------------------------------------
      350,000  Portola Packaging Inc., Sr. Note, 10.75%, 10/1/2005                                       360,500
               ---------------------------------------------------------------------------------
      500,000  U.S. Can Co., Sr. Sub. Note, 13.50%, 1/15/2002                                            548,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,949,250
               ---------------------------------------------------------------------------------  --------------
               COSMETICS & TOILETRIES--0.1%
               ---------------------------------------------------------------------------------
      300,000  Revlon Worldwide Corp., Sr. Secd. Note, Series B, 12.00% accrual,
               3/15/1998                                                                                 224,250
               ---------------------------------------------------------------------------------  --------------
               ECOLOGICAL SERVICES & EQUIPMENT--2.3%



               ---------------------------------------------------------------------------------
      500,000  Allied Waste Industries, Inc., Sr. Sub. Note, 12.00%, 2/1/2004                            537,500
               ---------------------------------------------------------------------------------
    1,000,000  ICF Kaiser International, Inc., Sr. Sub. Note, 12.00%, 12/31/2003                         940,000
               ---------------------------------------------------------------------------------
      500,000  Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%, 2/15/2003                        507,500
               ---------------------------------------------------------------------------------
    2,900,000  Waste Management, Inc., Deb., 8.75%, 5/1/2018                                           3,315,280
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,300,280
               ---------------------------------------------------------------------------------  --------------
               EDUCATION--1.0%
               ---------------------------------------------------------------------------------
    2,050,000  Harvard University, Deb., 8.125%, 4/15/2007                                             2,309,694
               ---------------------------------------------------------------------------------  --------------
               FARMING & AGRICULTURE--0.1%
               ---------------------------------------------------------------------------------
      250,000  Spreckels Industries, Inc., Sr. Secd. Note, 11.50%, 9/1/2000                              239,375
               ---------------------------------------------------------------------------------  --------------
               FINANCIAL INTERMEDIARIES--4.9%
               ---------------------------------------------------------------------------------
    3,275,000  American General Corp., S.F. Deb., 9.625%, 2/1/2018                                     3,602,205
               ---------------------------------------------------------------------------------
    1,000,000  Donaldson, Lufkin and Jenrette Securities Corp., Note, 6.875%,
               11/1/2005                                                                                 994,390
               ---------------------------------------------------------------------------------
    2,000,000  Green Tree Financial Corp., Sr. Sub. Note, 10.25%, 6/1/2002                             2,388,620
               ---------------------------------------------------------------------------------



    2,400,000  Lehman Brothers Holdings, Inc., Note, 5.04%, 12/15/1996                                 2,366,616
               ---------------------------------------------------------------------------------
$   2,000,000  Merrill Lynch & Co., Inc., Medium Term Note, 7.25%, 6/14/2004                      $    2,029,860
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  11,381,691
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               FOOD & DRUG RETAILERS--CONTINUED
               ---------------------------------------------------------------------------------
               FOOD & DRUG RETAILERS--2.0%
               ---------------------------------------------------------------------------------
    3,575,000  Hook-Superx, Inc., Sr. Note, 10.125%, 6/1/2002                                          3,902,041
               ---------------------------------------------------------------------------------
      500,000  Pathmark Stores, Inc., Sr. Sub. Note, 9.625%, 5/1/2003                                    497,500
               ---------------------------------------------------------------------------------
      350,000  Ralph's Grocery, Sr. Note, 10.45%, 6/15/2004                                              351,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,751,291
               ---------------------------------------------------------------------------------  --------------
               FOOD PRODUCTS--3.7%
               ---------------------------------------------------------------------------------
      500,000  Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005                                521,250
               ---------------------------------------------------------------------------------
      375,000  Doskocil Cos., Inc., Sr. Sub. Note, 9.75%, 7/15/2000                                      367,500
               ---------------------------------------------------------------------------------
    3,375,000  Dr. Pepper/Seven-Up Cos., Inc., Sr. Sub. Disc. Note, 0/11.50%,
               11/1/2002                                                                               3,107,869



               ---------------------------------------------------------------------------------
      500,000  Grand Metropolitan Investment Corp., 8.13% accrual, 1/6/2004                              290,370
               ---------------------------------------------------------------------------------
    2,000,000  Nabisco, Inc., Deb., 7.55%, 6/15/2015                                                   2,007,040
               ---------------------------------------------------------------------------------
    1,000,000  PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003                                  1,030,000
               ---------------------------------------------------------------------------------
    2,000,000  Specialty Foods Acquisition Corp., Sr. Secd. Disc. Deb., 0/13.00%,
               8/15/2005                                                                                 952,500
               ---------------------------------------------------------------------------------
      275,000  (b)Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005                                  283,250
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   8,559,779
               ---------------------------------------------------------------------------------  --------------
               FOOD SERVICES--1.9%
               ---------------------------------------------------------------------------------
      250,000  Flagstar Corp., Sr. Note, 10.75%, 9/15/2001                                               233,750
               ---------------------------------------------------------------------------------
      500,000  Flagstar Corp., Sr. Note, 10.875%, 12/1/2002                                              457,500
               ---------------------------------------------------------------------------------
      250,000  Flagstar Corp., Sr. Sub. Deb., 11.25%, 11/1/2004                                          181,250
               ---------------------------------------------------------------------------------
    3,250,000  Super Rite Foods Holdings Corp., Sr. Sub. Note, 10.625%, 4/1/2002                       3,575,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,447,500
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               FOREST PRODUCTS--0.9%
               ---------------------------------------------------------------------------------
$     500,000  Domtar, Inc., Deb., 11.25%, 9/15/2017                                              $      532,500
               ---------------------------------------------------------------------------------
      275,000  Repap New Brunswick, 1st Priority Sr. Secd. Note, 9.875%, 7/15/2000                       282,219
               ---------------------------------------------------------------------------------
      500,000  Riverwood International Corp., Sr. Sub. Note, 11.25%, 6/15/2002                           536,250
               ---------------------------------------------------------------------------------
      250,000  S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                                       278,750
               ---------------------------------------------------------------------------------
      500,000  Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                                        523,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,153,469
               ---------------------------------------------------------------------------------  --------------
               HEALTH SERVICES--2.4%
               ---------------------------------------------------------------------------------
    3,000,000  Columbia/HCA Healthcare Corp., Note, 9.00%, 12/15/2014                                  3,580,290
               ---------------------------------------------------------------------------------
    2,000,000  Employee Benefit Plans, Inc., Conv. Deb., 6.75%, 7/31/2006                              2,002,500
               ---------------------------------------------------------------------------------  --------------



               Total                                                                                   5,582,790
               ---------------------------------------------------------------------------------  --------------
               HEALTHCARE--0.5%
               ---------------------------------------------------------------------------------
      586,839  AmeriSource Health Corp., Sr. Deb., 11.25%, 7/15/2005                                     642,589
               ---------------------------------------------------------------------------------
      500,000  Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005                                  540,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,182,589
               ---------------------------------------------------------------------------------  --------------
               HOME PRODUCTS & FURNISHINGS--0.6%
               ---------------------------------------------------------------------------------
    1,000,000  American Standard, Inc., Sr. Sub. Disc. Deb., 0/10.50%, 6/1/2005                          845,000
               ---------------------------------------------------------------------------------
      500,000  Triangle Pacific Corp., Sr. Note, 10.50%, 8/1/2003                                        525,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   1,370,000
               ---------------------------------------------------------------------------------  --------------
               HOTELS, MOTELS, INNS & CASINOS--0.2%
               ---------------------------------------------------------------------------------
      500,000  Motels of America, Inc., Sr. Sub. Note, 12.00%, 4/15/2004                                 504,375
               ---------------------------------------------------------------------------------  --------------
               INDUSTRIAL PRODUCTS & EQUIPMENT--3.6%
               ---------------------------------------------------------------------------------
      500,000  (b)Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%, 7/15/2005                       525,000
               ---------------------------------------------------------------------------------
    3,150,000  Joy Technologies, Inc., Sr. Note, 10.25%, 9/1/2003                                      3,541,419
               ---------------------------------------------------------------------------------



    4,235,000  Varity Corp., Sr. Note, 11.375%, 11/15/1998                                             4,445,014
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   8,511,433
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               INSURANCE--7.6%
               ---------------------------------------------------------------------------------
$   3,000,000  Allmerica Financial Corp., Sr. Note, 7.625%, 10/15/2025                            $    3,044,280
               ---------------------------------------------------------------------------------
    3,500,000  CNA Financial Corp., Deb., 7.25%, 11/15/2023                                            3,324,440
               ---------------------------------------------------------------------------------
    1,250,000  Continental Corp., Note, 8.25%, 4/15/1999                                               1,315,137
               ---------------------------------------------------------------------------------
    3,000,000  Delphi Financial Group, Inc., Note, 8.00%, 10/1/2003                                    2,880,900
               ---------------------------------------------------------------------------------
    3,000,000  (b)Principal Mutual Life Insurance Co., Note, 8.00%, 3/1/2044                           2,977,860
               ---------------------------------------------------------------------------------
    3,000,000  Sunamerica, Inc., Deb., 8.125%, 4/28/2023                                               3,116,820
               ---------------------------------------------------------------------------------
    1,000,000  Sunamerica, Inc., Medium Term Note, 7.34%, 8/30/2005                                    1,030,933
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  17,690,370
               ---------------------------------------------------------------------------------  --------------
               LEISURE & ENTERTAINMENT--1.4%
               ---------------------------------------------------------------------------------



      250,000  Affinity Group, Inc., Sr. Sub. Note, 11.50%, 10/15/2003                                   252,500
               ---------------------------------------------------------------------------------
      200,000  Alliance Entertainment Corp., Sr. Sub. Note, 11.25%, 7/15/2005                            202,000
               ---------------------------------------------------------------------------------
    2,000,000  Paramount Communications, Inc., Sr. Deb., 8.25%, 8/1/2022                               1,998,680
               ---------------------------------------------------------------------------------
      200,000  (b)Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                                       209,000
               ---------------------------------------------------------------------------------
      700,000  (b)Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%, 6/15/2005                        554,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   3,216,930
               ---------------------------------------------------------------------------------  --------------
               MACHINERY & EQUIPMENT--0.2%
               ---------------------------------------------------------------------------------
      250,000  Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                                             260,000
               ---------------------------------------------------------------------------------
      300,000  Waters Corp., Sr. Sub. Note, 12.75%, 9/30/2004                                            330,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                     590,750
               ---------------------------------------------------------------------------------  --------------
               METALS & MINING--2.5%
               ---------------------------------------------------------------------------------
    2,500,000  Magma Copper Co., Sr. Sub. Note, 12.00%, 12/15/2001                                     2,743,750
               ---------------------------------------------------------------------------------
    3,000,000  Santa Fe Pacific Gold, Note, 8.375%, 7/1/2005                                           3,030,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,773,750
               ---------------------------------------------------------------------------------  --------------



               OIL & GAS--6.0%
               ---------------------------------------------------------------------------------
    2,710,000  Ashland, Inc., Deb., 11.125%, 10/15/2017                                                3,084,251
               ---------------------------------------------------------------------------------
      750,000  Falcon Drilling Co., Inc., Sr. Note, 9.75%, 1/15/2001                                     765,000
               ---------------------------------------------------------------------------------
$     500,000  Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003                           $      508,750
               ---------------------------------------------------------------------------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               OIL & GAS--CONTINUED
               ---------------------------------------------------------------------------------
      500,000  H.S. Resources, Inc., Sr. Sub. Note, 9.875%, 12/1/2003                                    495,000
               ---------------------------------------------------------------------------------
    2,375,000  Occidental Petroleum Corp., Sr. Note, 11.75%, 3/15/2011                                 2,542,081
               ---------------------------------------------------------------------------------
    2,500,000  Sun Co., Inc., Deb., 9.375%, 6/1/2016                                                   2,880,800
               ---------------------------------------------------------------------------------
    1,500,000  Tosco Corp., 1st Mtg. Bond, 8.25%, 5/15/2003                                            1,631,595
               ---------------------------------------------------------------------------------
    1,300,000  Tosco Corp., 1st Mtg. Bond, 9.00%, 3/15/1997                                            1,347,502
               ---------------------------------------------------------------------------------
      500,000  Triton Energy Corp., Sr. Sub. Disc. Note, 0/9.75%, 12/15/2000                             466,250
               ---------------------------------------------------------------------------------
      250,000  United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005                                 255,625
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  13,976,854
               ---------------------------------------------------------------------------------  --------------
               PRINTING & PUBLISHING--1.9%
               ---------------------------------------------------------------------------------



      500,000  Affiliated Newspaper, Sr. Disc. Note, 0/13.25%, 7/1/2006                                  292,500
               ---------------------------------------------------------------------------------
      250,000  Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%, 7/1/2004                            251,875
               ---------------------------------------------------------------------------------
    1,000,000  News America Holdings, Inc., Deb., 7.70%, 10/30/2025                                      992,100
               ---------------------------------------------------------------------------------
    3,000,000  News America Holdings, Inc., Deb., 7.75%, 1/20/2024                                     3,000,150
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   4,536,625
               ---------------------------------------------------------------------------------  --------------
               REAL ESTATE--0.1%
               ---------------------------------------------------------------------------------
      250,000  Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                                        253,438
               ---------------------------------------------------------------------------------  --------------
               RETAILERS--2.3%
               ---------------------------------------------------------------------------------
    1,000,000  Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003                                    935,000
               ---------------------------------------------------------------------------------
    3,000,000  May Department Stores Co., Deb., 8.125%, 8/15/2035                                      3,263,550
               ---------------------------------------------------------------------------------
    1,000,000  Penney (J.C.) Co., Inc., S.F. Deb., 9.75%, 6/15/2021                                    1,169,420
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,367,970
               ---------------------------------------------------------------------------------  --------------
               SOVEREIGN GOVERNMENT--10.5%
               ---------------------------------------------------------------------------------
    2,000,000  Canada-Govt. of, Deb., 6.375%, 7/21/2005                                                2,000,480
               ---------------------------------------------------------------------------------



    3,500,000  (b)Freeport Terminal(Malta) Ltd., Gtd. Global Note, 7.50%, 3/29/2004                    3,671,290
               ---------------------------------------------------------------------------------
    2,000,000  Hydro-Quebec, Local Gov't. Guarantee, 9.375%, 4/15/2030                                 2,470,860
               ---------------------------------------------------------------------------------
$   3,500,000  Kingdom of Sweden, Deb., 10.25%, 11/1/2015                                         $    4,565,470
               ---------------------------------------------------------------------------------
    1,400,000  New Zealand Government, Deb., 10.50%, 7/16/2000                                         1,517,303
               ---------------------------------------------------------------------------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT                                                                                             VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               SOVEREIGN GOVERNMENT--CONTINUED
               ---------------------------------------------------------------------------------
    1,525,000  Province of Ontario, Local Gov't. Guarantee, 17.00%, 11/5/2011                          1,785,745
               ---------------------------------------------------------------------------------
    1,500,000  Province of Quebec, Deb., 13.25%, 9/15/2014                                             1,903,755
               ---------------------------------------------------------------------------------
    2,000,000  Republic of Colombia, Note, 8.75%, 10/6/1999                                            2,094,820
               ---------------------------------------------------------------------------------
    1,700,000  Republic of South Africa, Global Bond Deb., 9.625%, 12/15/1999                          1,804,125
               ---------------------------------------------------------------------------------
    2,500,000  Victoria Public Authority, Local Gov't. Guarantee, 8.25%, 1/15/2002                     2,723,437
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                  24,537,285
               ---------------------------------------------------------------------------------  --------------
               STEEL--0.9%
               ---------------------------------------------------------------------------------
      250,000  Armco, Inc., Sr. Note, 9.375%, 11/1/2000                                                  247,500
               ---------------------------------------------------------------------------------
    1,250,000  EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                                          1,123,437
               ---------------------------------------------------------------------------------



      500,000  Geneva Steel Co., Sr. Note, 11.125%, 3/15/2001                                            392,500
               ---------------------------------------------------------------------------------
      400,000  GS Technologies Operating Co., Inc., Sr. Note, 12.00%, 9/1/2004                           401,000
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,164,437
               ---------------------------------------------------------------------------------  --------------
               SURFACE TRANSPORTATION--1.2%
               ---------------------------------------------------------------------------------
      500,000  Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004                                     532,500
               ---------------------------------------------------------------------------------
    1,000,000  Sea Containers Ltd., Sr. Note, 9.50%, 7/1/2003                                            987,500
               ---------------------------------------------------------------------------------
      500,000  Trans Ocean Container Corp., Sr. Sub. Note, 12.25%, 7/1/2004                              518,750
               ---------------------------------------------------------------------------------
      750,000  Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                                            738,750
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   2,777,500
               ---------------------------------------------------------------------------------  --------------
               TELECOMMUNICATIONS & CELLULAR--2.5%
               ---------------------------------------------------------------------------------
      500,000  Cellular Communications International, Inc., Unit, 13.25% accrual,
               8/15/2000                                                                                 293,750
               ---------------------------------------------------------------------------------
      500,000  (b)IXC Communications, Inc., Sr. Note, 13.00%, 10/1/2005                                  511,250
               ---------------------------------------------------------------------------------
      500,000  MetroCall, Inc., Sr. Sub. Note, 10.375%, 10/1/2007                                        515,000
               ---------------------------------------------------------------------------------
    1,000,000  PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003                                  795,000



               ---------------------------------------------------------------------------------
$     150,000  Peoples Telephone Co., Sr. Note, 12.25%, 7/15/2002                                 $      146,250
               ---------------------------------------------------------------------------------
      250,000  ProNet, Inc., Sr. Sub. Note, 11.875%, 6/15/2005                                           267,500
               ---------------------------------------------------------------------------------
    3,000,000  Tele-Communications, Inc., Note, 6.82%, 9/15/1998                                       3,021,300
               ---------------------------------------------------------------------------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT
  OR SHARES                                                                                           VALUE
-------------  ---------------------------------------------------------------------------------  --------------
CORPORATE BONDS--CONTINUED
------------------------------------------------------------------------------------------------
               TELECOMMUNICATIONS & CELLULAR--CONTINUED
               ---------------------------------------------------------------------------------
      250,000  USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004                                239,375
               ---------------------------------------------------------------------------------  --------------
               Total                                                                                   5,789,425
               ---------------------------------------------------------------------------------  --------------
               UTILITIES--0.4%
               ---------------------------------------------------------------------------------
    1,000,000  California Energy Co., Inc., Sr. Disc. Note, 0/10.25%, 1/15/2004                          907,500
               ---------------------------------------------------------------------------------  --------------
               TOTAL CORPORATE BONDS (IDENTIFIED COST $197,769,120)                                  202,242,671
               ---------------------------------------------------------------------------------  --------------
PREFERRED STOCKS--0.1%
------------------------------------------------------------------------------------------------
               PRINTING & PUBLISHING--0.1%
               ---------------------------------------------------------------------------------
        2,573  K-III Communications Corp., PIK Pfd., Series B, 11.625%                                   253,406
               ---------------------------------------------------------------------------------  --------------
               TOTAL PREFERRED STOCKS (IDENTIFIED COST $244,438)                                         253,406



               ---------------------------------------------------------------------------------  --------------
COMMON STOCKS--0.1%
------------------------------------------------------------------------------------------------
               CHEMICALS & PLASTICS--0.0%
               ---------------------------------------------------------------------------------
        3,750  Uniroyal Technology Corp., Warrants                                                        11,250
               ---------------------------------------------------------------------------------  --------------
               CONSUMER PRODUCTS--0.0%
               ---------------------------------------------------------------------------------
          400  (b)IHF Capital, Inc., Warrants                                                             12,000
               ---------------------------------------------------------------------------------  --------------
               ECOLOGICAL SERVICES & EQUIPMENT--0.0%
               ---------------------------------------------------------------------------------
        4,800  ICF Kaiser International, Inc., Warrants                                                    3,000
               ---------------------------------------------------------------------------------  --------------
               FOOD & DRUG RETAILERS--0.1%
               ---------------------------------------------------------------------------------
       17,674  Grand Union Co.                                                                           189,995
               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT
  OR SHARES                                                                                           VALUE
-------------  ---------------------------------------------------------------------------------  --------------
COMMON STOCKS--CONTINUED
------------------------------------------------------------------------------------------------
               PRINTING & PUBLISHING--0.0%
               ---------------------------------------------------------------------------------
          500  (a)Affiliated Newspaper                                                            $       15,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL COMMON STOCKS (IDENTIFIED COST $1,075,158)                                          231,245
               ---------------------------------------------------------------------------------  --------------
ASSET-BACKED SECURITIES--3.5%
------------------------------------------------------------------------------------------------
               STRUCTURED PRODUCT--3.5%
               ---------------------------------------------------------------------------------
$   1,000,000  Discover Card Trust 1991-B, Class B, 8.85%, 8/16/1996                                   1,024,860
               ---------------------------------------------------------------------------------
    1,000,000  GE Capital Home Equity Loan 1991-1, Class B, 8.70%, 5/23/1997                           1,030,250
               ---------------------------------------------------------------------------------
    1,000,000  Green Tree Financial Corp. 1992-2, Class B, 9.15%, 1/15/2018                            1,102,720
               ---------------------------------------------------------------------------------
    1,000,000  Merrill Lynch Mortgage Investment, Inc. 1988-H, Class B, 9.70%,
               4/17/1999                                                                               1,063,750
               ---------------------------------------------------------------------------------



    3,000,000  Prudential Home Mortgage Security 1993-32, Class A-6, 7.50%,
               10/25/2022                                                                              2,990,850
               ---------------------------------------------------------------------------------
    1,000,000  Residential Funding Corp. 1993-S26, Class A10, 7.50%, 7/25/2023                           996,140
               ---------------------------------------------------------------------------------  --------------
               TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $8,062,812)                              8,208,570
               ---------------------------------------------------------------------------------  --------------
MORTGAGE-BACKED SECURITIES--2.1%
------------------------------------------------------------------------------------------------
               GOVERNMENT AGENCY--2.1%
               ---------------------------------------------------------------------------------
    2,000,000  Federal Home Loan Mortgage Corp., Pool C00426, 7.00%, 10/1/2025                         1,985,600
               ---------------------------------------------------------------------------------
    2,937,333  Government National Mortgage Association, Pool 418781, 7.00%,
               9/15/2025                                                                               2,918,945
               ---------------------------------------------------------------------------------  --------------
               TOTAL MORTGAGE-BACKED SECURITIES (IDENTIFIED COST $4,879,298)                           4,904,545
               ---------------------------------------------------------------------------------  --------------
MUNICIPAL SECURITIES--2.9%
------------------------------------------------------------------------------------------------
    2,000,000  Pittsburgh, PA Urban Redevelopment Authority, 9.07% Bonds (CGIC GTD), 9/1/2014          2,303,000
               ---------------------------------------------------------------------------------
    2,000,000  SEPTA, Series B, 8.75% BONDs (FGIC GTD), 3/1/2020                                       2,239,800
               ---------------------------------------------------------------------------------
    2,080,000  Tampa Florida Sports Authority, 8.02% BONDs (MBIA Insurance Corporation GTD),
               10/1/2026                                                                               2,257,154
               ---------------------------------------------------------------------------------  --------------
               TOTAL MUNICIPAL SECURITIES (IDENTIFIED COST $6,314,920)                                 6,799,954



               ---------------------------------------------------------------------------------  --------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



  PRINCIPAL
   AMOUNT
  OR SHARES                                                                                           VALUE
-------------  ---------------------------------------------------------------------------------  --------------
U.S. GOVERNMENT OBLIGATIONS--0.5%
------------------------------------------------------------------------------------------------
$   1,000,000  United States Treasury Bond, 6.875%, 8/15/2025 (IDENTIFIED COST $998,789)          $    1,074,090
               ---------------------------------------------------------------------------------  --------------
(C) REPURCHASE AGREEMENT--1.7%
------------------------------------------------------------------------------------------------
    3,875,000  J.P. Morgan Securities, Inc., 5.90%, dated 10/31/1995, due 11/1/1995 (AT
               AMORTIZED COST)                                                                         3,875,000
               ---------------------------------------------------------------------------------  --------------
               TOTAL INVESTMENTS (IDENTIFIED COST $223,219,535)(D)                                $  227,589,481
               ---------------------------------------------------------------------------------  --------------





(a) Non-income producing security.

(b) Denotes a restricted security which is subject to restrictions on resale under Federal Securities laws. These securities have been determined to be liquid under criteria established by the Board of Trustees. At the end of the period, these securities amounted to $12,634,975 which represents 5.4% of net assets.

(c) The repurchase agreement is fully collateralized by U.S. government obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $223,228,055. The net unrealized appreciation of investments on a federal tax basis amounts to $4,361,426 which is comprised of $7,249,769 appreciation and $2,888,343 depreciation at October 31, 1995.

Note: The categories of investments are shown as a percentage of net assets
      ($233,847,549) at October 31, 1995.

The following acronyms are used throughout this portfolio:

CGIC--Capital Guaranty Insurance Corporation
FGIC--Financial Guaranty Insurance Company
GTD--Guaranty



MBIA--Municipal Bond Investors Assurance
PIK--Payment in Kind
PLC--Public Limited Company

(See Notes which are an integral part of the Financial Statements)



Federated Bond Fund
(formerly, Fortress Bond Fund)
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
October 31, 1995



ASSETS:
-----------------------------------------------------------------------------------------------------
Total investments in securities, at value (identified cost: $223,219,535, and tax cost: $223,228,055)  $227,589,481
-----------------------------------------------------------------------------------------------------
Income receivable                                                                                        4,623,997
-----------------------------------------------------------------------------------------------------
Receivable for investments sold                                                                            336,938
-----------------------------------------------------------------------------------------------------
Receivable for shares sold                                                                               3,382,967
-----------------------------------------------------------------------------------------------------  -----------
    Total assets                                                                                       235,933,383
-----------------------------------------------------------------------------------------------------
LIABILITIES:
------------------------------------------------------------------------------------------
Payable for investments purchased                                                           $ 782,486
------------------------------------------------------------------------------------------
Payable for shares redeemed                                                                   374,820
------------------------------------------------------------------------------------------
Income distribution payable                                                                   742,243
------------------------------------------------------------------------------------------
Payable to Bank                                                                                45,029
------------------------------------------------------------------------------------------
Accrued expenses                                                                              141,256
------------------------------------------------------------------------------------------  ---------
    Total liabilities                                                                                    2,085,834
-----------------------------------------------------------------------------------------------------  -----------



NET ASSETS for 23,956,948 shares outstanding                                                           $233,847,549
-----------------------------------------------------------------------------------------------------  -----------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------
Paid in capital                                                                                        $232,337,947
-----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                                               4,369,815
-----------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments                                                            (3,445,406)
-----------------------------------------------------------------------------------------------------
Undistributed net investment income                                                                        585,193
-----------------------------------------------------------------------------------------------------  -----------
    Total Net Assets                                                                                   $233,847,549
-----------------------------------------------------------------------------------------------------  -----------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
-----------------------------------------------------------------------------------------------------
CLASS A SHARES:
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($5,069,511 / 519,301 shares outstanding)                                          $9.76
-----------------------------------------------------------------------------------------------------  -----------
Offering Price Per Share (100/95.50 of $9.76)*                                                              $10.22
-----------------------------------------------------------------------------------------------------  -----------
Redemption Proceeds Per Share (99.50/100 of $9.76)**                                                         $9.71
-----------------------------------------------------------------------------------------------------  -----------
CLASS B SHARES:
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($27,767,786 / 2,845,544 shares outstanding)                                       $9.76
-----------------------------------------------------------------------------------------------------  -----------



Offering Price Per Share                                                                                     $9.76
-----------------------------------------------------------------------------------------------------  -----------
Redemption Proceeds Per Share (94.50/100 of $9.76)**                                                         $9.22
-----------------------------------------------------------------------------------------------------  -----------
CLASS C SHARES:
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($5,507,776 / 564,130 shares outstanding)                                          $9.76
-----------------------------------------------------------------------------------------------------  -----------
Offering Price Per Share                                                                                     $9.76
-----------------------------------------------------------------------------------------------------  -----------
Redemption Proceeds Per Share (99.00/100 of $9.76)**                                                         $9.66
-----------------------------------------------------------------------------------------------------  -----------
FORTRESS SHARES:
-----------------------------------------------------------------------------------------------------
Net Asset Value Per Share ($195,502,476 / 20,027,973 shares outstanding)                                     $9.76
-----------------------------------------------------------------------------------------------------  -----------
Offering Price Per Share (100/99.00 of $9.76)*                                                               $9.86
-----------------------------------------------------------------------------------------------------  -----------
Redemption Proceeds Per Share (99.00/100 of $9.76)**                                                         $9.66
-----------------------------------------------------------------------------------------------------  -----------





 * See "Investing in Class A Shares" and "Investing in Fortress Shares" in the Prospectus.

** See "Contingent Deferred Sales Charge" in the Prospectuses.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
Statement of Operations
--------------------------------------------------------------------------------
Year Ended October 31, 1995



INVESTMENT INCOME:
----------------------------------------------------------------------------------------------------
Dividends                                                                                             $    83,001
----------------------------------------------------------------------------------------------------
Interest                                                                                               15,558,845
----------------------------------------------------------------------------------------------------  -----------
    Total income                                                                                       15,641,846
----------------------------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------------------------------
Investment advisory fee                                                                   $1,271,771
----------------------------------------------------------------------------------------
Administrative personnel and services fee                                                    156,316
----------------------------------------------------------------------------------------
Custodian fees                                                                                33,089
----------------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                     158,477
----------------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                      3,616
----------------------------------------------------------------------------------------
Auditing fees                                                                                 12,992
----------------------------------------------------------------------------------------
Legal fees                                                                                     4,469
----------------------------------------------------------------------------------------
Portfolio accounting fees                                                                     74,242
----------------------------------------------------------------------------------------



Distribution services fee--Class B Shares                                                     25,234
----------------------------------------------------------------------------------------
Distribution services fee--Class C Shares                                                      5,595
----------------------------------------------------------------------------------------
Shareholder services fee--Class A Shares                                                       1,478
----------------------------------------------------------------------------------------
Shareholder services fee--Class B Shares                                                       8,411
----------------------------------------------------------------------------------------
Shareholder services fee--Class C Shares                                                       1,865
----------------------------------------------------------------------------------------
Shareholder services fee--Fortress Shares                                                    387,412
----------------------------------------------------------------------------------------
Share registration costs                                                                      81,658
----------------------------------------------------------------------------------------
Printing and postage                                                                          39,580
----------------------------------------------------------------------------------------
Insurance premiums                                                                             6,908
----------------------------------------------------------------------------------------
Taxes                                                                                         18,322
----------------------------------------------------------------------------------------
Miscellaneous                                                                                  3,957
----------------------------------------------------------------------------------------  ----------
    Total expenses                                                                         2,295,392
----------------------------------------------------------------------------------------
Waivers--
-----------------------------------------------------------------------------
  Waiver of investment advisory fee                                            $(505,263)
-----------------------------------------------------------------------------



  Waiver of shareholder services fee--Class A Shares                                (296)
-----------------------------------------------------------------------------
  Waiver of shareholder services fee--Fortress Shares                            (16,487)
-----------------------------------------------------------------------------  ---------
    Total waivers                                                                           (522,046)
----------------------------------------------------------------------------------------  ----------
        Net expenses                                                                                    1,773,346
----------------------------------------------------------------------------------------------------  -----------
            Net investment income                                                                      13,868,500
----------------------------------------------------------------------------------------------------  -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
----------------------------------------------------------------------------------------------------
Net realized loss on investments                                                                         (109,537)
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                   12,228,666
----------------------------------------------------------------------------------------------------  -----------
    Net realized and unrealized gain on investments                                                    12,119,129
----------------------------------------------------------------------------------------------------  -----------
        Change in net assets resulting from operations                                                $25,987,629
----------------------------------------------------------------------------------------------------  -----------





(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
Statement of Changes in Net Assets
--------------------------------------------------------------------------------



                                                                                         YEAR ENDED OCTOBER 31,
                                                                                          1995           1994
INCREASE (DECREASE) IN NET ASSETS:
------------------------------------------------------------------------------------
OPERATIONS--
------------------------------------------------------------------------------------
Net investment income                                                                 $  13,868,500  $  11,411,758
------------------------------------------------------------------------------------
Net realized gain (loss) on investments ($101,014 and $3,359,826 net losses,
respectively, as computed for federal tax purposes)                                        (109,537)    (3,358,420)
------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                     12,228,666    (13,277,162)
------------------------------------------------------------------------------------  -------------  -------------
    Change in net assets resulting from operations                                       25,987,629     (5,223,824)
------------------------------------------------------------------------------------  -------------  -------------
NET EQUALIZATION CREDITS (DEBITS)--                                                         226,707         81,055
------------------------------------------------------------------------------------  -------------  -------------
DISTRIBUTIONS TO SHAREHOLDERS--
------------------------------------------------------------------------------------
Distributions from net investment income
------------------------------------------------------------------------------------
  Class A Shares                                                                            (53,960)      --
------------------------------------------------------------------------------------
  Class B Shares                                                                           (282,414)      --
------------------------------------------------------------------------------------



  Class C Shares                                                                            (60,261)      --
------------------------------------------------------------------------------------
  Fortress Shares                                                                       (13,317,767)   (11,262,574)
------------------------------------------------------------------------------------
Distributions from net realized gains on investment transactions
------------------------------------------------------------------------------------
  Class A Shares                                                                           --             --
------------------------------------------------------------------------------------
  Class B Shares                                                                           --             --
------------------------------------------------------------------------------------
  Class C Shares                                                                           --             --
------------------------------------------------------------------------------------
  Fortress Shares                                                                          --           (1,863,673)
------------------------------------------------------------------------------------  -------------  -------------
    Change in net assets resulting from distributions to shareholders                   (13,714,402)   (13,126,247)
------------------------------------------------------------------------------------  -------------  -------------
SHARE TRANSACTIONS (EXCLUSIVE OF AMOUNTS ALLOCATED TO NET INVESTMENT INCOME)--
------------------------------------------------------------------------------------
Proceeds from sale of shares                                                            105,072,745     84,985,424
------------------------------------------------------------------------------------
Net asset value of shares issued to shareholders in payment of distributions
declared                                                                                  5,532,356      4,135,607
------------------------------------------------------------------------------------
Cost of shares redeemed                                                                 (35,527,541)   (50,343,919)
------------------------------------------------------------------------------------  -------------  -------------
    Change in net assets resulting from share transactions                               75,077,560     38,777,112
------------------------------------------------------------------------------------  -------------  -------------
         Change in net assets                                                            87,577,494     20,508,096



------------------------------------------------------------------------------------
NET ASSETS:
------------------------------------------------------------------------------------
Beginning of period                                                                     146,270,055    125,761,959
------------------------------------------------------------------------------------  -------------  -------------
End of period (including undistributed net investment income of $585,193 and
$204,388, respectively)                                                               $ 233,847,549  $ 146,270,055
------------------------------------------------------------------------------------  -------------  -------------





(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
Financial Highlights--Class A Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                                                 PERIOD ENDED
                                                                                              OCTOBER 31, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $    9.64
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                                                                 0.26
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                0.11
------------------------------------------------------------------------------------------           -------
  Total from investment operations                                                                      0.37
------------------------------------------------------------------------------------------           -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------
  Distributions from net investment income                                                             (0.25)
------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                     --
------------------------------------------------------------------------------------------           -------
  Total distributions                                                                                  (0.25)
------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                     $    9.76
------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                        3.92%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS



------------------------------------------------------------------------------------------
  Expenses                                                                                              1.02%*
------------------------------------------------------------------------------------------
  Net investment income                                                                                 8.22%*
------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                      0.35%*
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)
                                                                                                   $5,070
------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                      77%
------------------------------------------------------------------------------------------





 * Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
Financial Highlights--Class B Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                                                 PERIOD ENDED
                                                                                              OCTOBER 31, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $    9.64
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                                                                 0.24
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                0.11
------------------------------------------------------------------------------------------           -------
  Total from investment operations                                                                      0.35
------------------------------------------------------------------------------------------           -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------
  Distributions from net investment income                                                             (0.23)
------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                     --
------------------------------------------------------------------------------------------           -------
  Total distributions                                                                                  (0.23)
------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                     $    9.76
------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                        3.72%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS



------------------------------------------------------------------------------------------
  Expenses                                                                                              1.81%*
------------------------------------------------------------------------------------------
  Net investment income                                                                                 7.36%*
------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                      0.30%*
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                            $27,768
------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                      77%
------------------------------------------------------------------------------------------





 * Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
]Financial Highlights--Class C Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)



                                                                                                 PERIOD ENDED
                                                                                              OCTOBER 31, 1995(A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $    9.64
------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
------------------------------------------------------------------------------------------
  Net investment income                                                                                 0.24
------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                0.11
------------------------------------------------------------------------------------------           -------
  Total from investment operations                                                                      0.35
------------------------------------------------------------------------------------------           -------
LESS DISTRIBUTIONS
------------------------------------------------------------------------------------------
  Distributions from net investment income                                                             (0.23)
------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                     --
------------------------------------------------------------------------------------------           -------
  Total distributions                                                                                  (0.23)
------------------------------------------------------------------------------------------           -------
NET ASSET VALUE, END OF PERIOD                                                                     $    9.76
------------------------------------------------------------------------------------------           -------
TOTAL RETURN (B)                                                                                        3.72%
------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS



------------------------------------------------------------------------------------------
  Expenses                                                                                              1.81%*
------------------------------------------------------------------------------------------
  Net investment income                                                                                 7.31%*
------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                      0.30%*
------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                                             $5,508
------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                      77%
------------------------------------------------------------------------------------------





 * Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
Financial Highlights--Fortress Shares
--------------------------------------------------------------------------------
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                                     YEAR ENDED OCTOBER 31,                       YEAR ENDED DECEMBER 31,
                                            1995       1994       1993       1992(A)      1991       1990       1989       1988(B)
NET ASSET VALUE, BEGINNING OF PERIOD      $    9.08  $   10.30  $    9.23   $    8.81   $    6.89  $    8.79  $    9.86   $   10.06
----------------------------------------
INCOME FROM INVESTMENT OPERATIONS
----------------------------------------
  Net investment income                        0.79       0.76       0.77        0.59        1.01       1.08       1.23        0.61
----------------------------------------
  Net realized and unrealized gain
  (loss) on investments                        0.65      (1.09)      1.07        0.43        1.92      (1.84)     (1.07)      (0.16)
----------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  -----------
  Total from investment operations             1.44      (0.33)      1.84        1.02        2.93      (0.76)      0.16        0.45
----------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  -----------
LESS DISTRIBUTIONS
----------------------------------------
  Distributions from net investment
  income                                      (0.76)     (0.75)     (0.77)      (0.60)      (1.01)     (1.14)     (1.23)      (0.65)
----------------------------------------
  Distributions from net realized gain
  on investment transactions                 --          (0.14)    --          --          --         --         --          --
----------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  -----------
  Total distributions                         (0.76)     (0.89)     (0.77)      (0.60)      (1.01)     (1.14)     (1.23)      (0.65)
----------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  -----------
NET ASSET VALUE, END OF PERIOD            $    9.76  $    9.08  $   10.30   $    9.23   $    8.81  $    6.89  $    8.79   $    9.86
----------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------  -----------



TOTAL RETURN (C)                              16.51%     (3.41%)     20.61%      11.79%     44.62%     (9.59%)      1.32%      4.62%
----------------------------------------
RATIOS TO AVERAGE NET ASSETS
----------------------------------------
  Expenses                                     1.03%      1.05%      1.04%       0.49%*      1.00%      1.01%      1.14%      1.00%*
----------------------------------------
  Net investment income                        8.20%      7.92%      7.69%       8.05%*     12.17%     13.43%     12.81%     12.58%*
----------------------------------------
  Expense waiver/reimbursement (d)             0.31%      0.33%      0.61%       2.01%*      1.50%      1.49%      1.36%      1.00%*
----------------------------------------
SUPPLEMENTAL DATA
----------------------------------------
  Net assets, end of period (000
  omitted)                                 $195,502   $146,270   $125,762     $54,886      $6,068     $7,484     $4,734   $4,968
----------------------------------------
  Portfolio turnover                             77%        74%        51%         49%         33%        28%        38%      31%
----------------------------------------





 * Computed on an annualized basis.

(a) During the ten month period, the Fund changed its fiscal year-end from December 31 to October 31.

(b) Reflects operations for the period from July 8, 1988 (date of initial public investment) to December 31, 1988.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)


Federated Bond Fund
(formerly, Fortress Bond Fund)
Notes to Financial Statements
--------------------------------------------------------------------------------
October 31, 1995

1. ORGANIZATION

Investment Series Funds, Inc. (the "Corporation") is registered under the



Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of two diversified portfolios. The financial statements included herein are only those of Federated Bond Fund (the "Fund"). The financial statements of the other portfolio is presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Effective June 27, 1995, the Board of Directors of the Corporation (the "Directors") changed the name of the Fund from Fortress Bond Fund to Federated Bond Fund. Effective June 28, 1995, the Fund added three additional classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Fund currently offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Fortress Shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. All other securities are valued at the prices provided by an independent pricing service.

     During the year ended October 31, 1994, the Fund changed its method of accounting for costing securities and calculating gains and losses for financial reporting purposes from the average cost method to the specific identification method. This accounting change resulted only in a reclassification between unrealized gains and losses, and therefore had no effect on the results from operations, net assets or net asset value per share. The specific identification method is the preferred method used in the industry and it more closely agrees with the costing method for federal tax purposes.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS--It is the policy of the Fund to require the custodian bank or broker to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Fund is also permitted to enter into reverse repurchase agreements, in which the Fund sells U.S. government securities to financial institutions and agrees to repurchase the securities at an agreed upon price and date.


Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------

     The Fund will only enter into repurchase and reverse repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Directors (the "Directors"). Risks may arise from the potential inability of counterparties to honor the terms of these agreements. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES, AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     FEDERAL TAXES--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At October 31, 1995, the Fund, for federal tax purposes, had a capital loss carryforward of $3,460,840, which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:



                                  EXPIRATION YEAR                                        EXPIRATION AMOUNT
2002                                                                                       $   3,359,826
------------------------------------------------------------------------------------
2003                                                                                       $     101,014
------------------------------------------------------------------------------------





     EQUALIZATION--The Fund follows the accounting practice known as equalization. With equalization, a portion of the proceeds from sales and costs of redemptions of fund shares (equivalent, on a per share basis, to the amount of undistributed net investment income on the date of the transaction) is credited or charged to undistributed net investment income.

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     RESTRICTED SECURITIES--Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another


Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



     registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Fund's pricing committee. Additional information on each restricted security held at October 31, 1995, is as follows:



                                                                                               ACQUISITION
                               SECURITY                                   ACQUISITION DATE         COST
Pegasus Media, Note                                                       6/30/95-10/12/95     $    251,500
----------------------------------------------------------------------
Monarch Acquisition Corporation Sr. Note                                      6/23/95               250,000
----------------------------------------------------------------------
Bayer Corp., Deb.                                                             9/26/95             1,976,300
----------------------------------------------------------------------
Crain Industries, Inc., Sr. Sub. Note                                         8/22/95               300,000
----------------------------------------------------------------------
RBX Corp., Sr. Sub Note                                                       10/6/95               350,000
----------------------------------------------------------------------
Herff Jones, Inc., Sr. Sub. Note                                          8/14/95-10/12/95          667,609
----------------------------------------------------------------------
Van de Kamp's, Inc., Sr. Sub. Note                                            9/14/95               278,250
----------------------------------------------------------------------
Cabot Safety Acquisition Corp., Sr. Sub. Note                             6/29/95-10/17/95          512,500
----------------------------------------------------------------------
Principal Mutual Life Insurance Co., Note                                     8/28/95             2,847,450
----------------------------------------------------------------------
Premier Parks, Inc., Sr. Note,                                                8/10/95               200,000
----------------------------------------------------------------------
Six Flags Theme Parks, Sr. Sub. Disc. Note                                    6/16/95               512,881
----------------------------------------------------------------------
Freeport Terminal (Malta) Ltd., Gtd. Global Note                          3/17/95-10/6/95         3,500,366



----------------------------------------------------------------------
IXC Communications, Inc., Sr. Note                                            9/25/95               486,276
----------------------------------------------------------------------
IHF Capital, Inc., Warrants                                                   10/4/94                 7,200
----------------------------------------------------------------------





     OTHER--Investment transactions are accounted for on the trade date.


Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------

3. CAPITAL STOCK

At October 31, 1995, there were 500,000,000 shares ($0.0001 par value per share) of capital stock of the Fund authorized as follows:



                                                                                         SHARES OF PAR VALUE
CLASS NAME                                                                             CAPITAL STOCK AUTHORIZED
Class A Shares                                                                                  25,000,000
----------------------------------------------------------------------------------
Class B Shares                                                                                  25,000,000
----------------------------------------------------------------------------------
Class C Shares                                                                                  25,000,000
----------------------------------------------------------------------------------
Fortress Shares                                                                                 25,000,000
----------------------------------------------------------------------------------
Unclassified                                                                                   400,000,000
----------------------------------------------------------------------------------





Transactions in capital stock were as follows:



                                                                PERIOD ENDED
                                                             OCTOBER 31, 1995(A)
CLASS A SHARES                                              SHARES       AMOUNT
Shares sold                                                  525,834  $   5,078,460
--------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                              4,406         42,695
--------------------------------------------------------
Shares redeemed                                              (10,939)      (105,289)
--------------------------------------------------------  ----------  -------------
     Net change resulting from Class A share
     transactions                                            519,301  $   5,015,866
--------------------------------------------------------  ----------  -------------




                                                                PERIOD ENDED
                                                             OCTOBER 31, 1995(A)
CLASS B SHARES                                              SHARES       AMOUNT
Shares sold                                                2,842,775  $  27,454,188
--------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                             17,428        168,835
--------------------------------------------------------
Shares redeemed                                              (14,659)      (141,896)
--------------------------------------------------------  ----------  -------------
     Net change resulting from Class B share
     transactions                                          2,845,544  $  27,481,127
--------------------------------------------------------  ----------  -------------






Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



                                                                  PERIOD ENDED
                                                               OCTOBER 31, 1995(A)
CLASS C SHARES                                                SHARES       AMOUNT
Shares sold                                                    559,632  $  5,403,663
-----------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                                5,231        50,591
-----------------------------------------------------------
Shares redeemed                                                   (733)       (7,139)
-----------------------------------------------------------  ---------  ------------
     Net change resulting from Class C share transactions      564,130  $  5,447,115
-----------------------------------------------------------  ---------  ------------




                                                                YEAR ENDED                   YEAR ENDED
                                                             OCTOBER 31, 1995             OCTOBER 31, 1994
FORTRESS SHARES                                           SHARES         AMOUNT        SHARES         AMOUNT
Shares sold                                               7,165,637  $   67,136,434    8,746,756  $   84,985,424
------------------------------------------------------
Shares issued to shareholders in
payment of distributions declared                           562,573       5,270,235      436,461       4,135,607
------------------------------------------------------
Shares redeemed                                          (3,810,614)    (35,273,217)  (5,284,540)    (50,343,919)
------------------------------------------------------  -----------  --------------  -----------  --------------
     Net change resulting from Fortress share
     transactions                                         3,917,596  $   37,133,452    3,898,677  $   38,777,112
------------------------------------------------------  -----------  --------------  -----------  --------------
          Net change resulting from share transactions    7,846,571  $   75,077,560    3,898,677  $   38,777,112
------------------------------------------------------  -----------  --------------  -----------  --------------





(a) For the period from June 28, 1995 (date of initial public investment) to October 31, 1995.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Advisers, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to
 .75 of 1% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee and/ or reimburse certain operating expenses of the Fund. The Adviser can modify or terminate this voluntary waiver and/or reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services, under the Administrative Services Agreement, provides the Fund with administrative personnel and services. This fee is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.


Federated Bond Fund
(formerly, Fortress Bond Fund)

--------------------------------------------------------------------------------



DISTRIBUTION SERVICES FEE--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A, Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.



                                                                                                % OF AVG. DAILY
                                     SHARE CLASS NAME                                         NET ASSETS OF CLASS
Class A Shares                                                                                       .25 of 1%
-------------------------------------------------------------------------------------------
Class B Shares                                                                                       .75 of 1%
-------------------------------------------------------------------------------------------
Class C Shares                                                                                       .75 of 1%
-------------------------------------------------------------------------------------------





For the fiscal year ended October 31, 1995, Class A Shares did not incur a distribution services fee.

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Fund will pay FSS up to .25 of 1% of average daily net assets of the Fund shares for the period. This fee is to obtain certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive a portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AGENT FEES--Federated Services Company ("FServ") serves as transfer and dividend disbursing agent for the Fund. This fee is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended
October 31, 1995, were as follows:




--------------------------------------------------------------------------------------------------
PURCHASES                                                                                           $  195,531,780
--------------------------------------------------------------------------------------------------  --------------
SALES                                                                                               $  127,506,082
--------------------------------------------------------------------------------------------------  --------------






Report of Ernst & Young LLP,
Independent Auditors

--------------------------------------------------------------------------------

To the Directors and Shareholders of
INVESTMENT SERIES FUNDS, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated Bond Fund (formerly, Fortress Bond
Fund), (one of the portfolios comprising Investment Series Funds, Inc.) as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of



October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated Bond Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
December 12, 1995


Directors                              Officers

--------------------------------------------------------------------------------

John F. Donahue                         John F. Donahue
Thomas G. Bigley                          Chairman
John T. Conroy, Jr.                     J. Christopher Donahue
William J. Copeland                       President
J. Christopher Donahue                  Edward C. Gonzales



James E. Dowd                             Exective Vice President
Lawrence D. Ellis, M.D.                 John W. McGonigle
Edward L. Flaherty, Jr.                   Executive Vice President and Secretary
Peter E. Madden                         Richard B. Fisher
Gregor F. Meyer                           Vice President
John E. Murray, Jr.                     David M. Taylor
Wesley W. Posvar                          Treasurer
Marjorie P. Smuts                       S. Elliott Cohan
                                          Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.



[LOGO OF FEDERATED FUNDS]
Federated Funds
Where Experts Invest

Federated Securities Corp. is the distributor of the fund.




A Subsidiary of Federated Investors

Federated Investors Tower
Pittsburgh, PA 15222-3779

461444507
461444606
461444705
461444309
G01452-02 (12/95)

FEDERATED BOND FUND
(FORMERLY, FORTRESS BOND FUND)
(A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
FORTRESS SHARES

PROSPECTUS

The shares of Federated Bond Fund (the "Fund") represent interests in a diversified portfolio of securities which is an investment portfolio of Investment Series Funds, Inc. (the "Corporation"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in a portfolio of investment grade bonds.



THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Fortress Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed with the Securities and Exchange Commission a Statement of Additional Information dated December 31, 1995 for Class A Shares, Class B Shares, Class C Shares, and Fortress Shares. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, by calling 1-800-235-4669. To obtain other information, or make inquiries about the Fund, contact your financial institution.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




Prospectus dated December 31, 1995



                               TABLE OF CONTENTS

Summary of Fund Expenses.......................................................1

Financial Highlights...........................................................2

General Information............................................................3

Investment Information.........................................................4
  Investment Objective.........................................................4
  Investment Policies..........................................................4
  Investment Risks.............................................................5
  Investment Limitations......................................................13

Net Asset Value...............................................................13

Investing in Fortress Shares..................................................14
  Share Purchases.............................................................14
  Minimum Investment Required.................................................14
  What Shares Cost............................................................14
  Eliminating the Sales Charge................................................15
  Systematic Investment Program...............................................16
  Exchange Privileges.........................................................17



  Certificates and Confirmations..............................................17
  Dividends and Distributions.................................................17
  Retirement Plans............................................................17

Redeeming Fortress Shares.....................................................18
  Through a Financial Institution.............................................18
  Contingent Deferred Sales Charge............................................19
  Systematic Withdrawal Program...............................................20
  Accounts with Low Balances..................................................20
  Exchanges for Shares of Other Funds.........................................20

Fund Information..............................................................21
  Management of the Corporation...............................................21
  Distribution of Fortress Shares.............................................22
  Administration of the Fund..................................................23

Shareholder Information.......................................................24
  Voting Rights...............................................................24

Tax Information...............................................................24
  Federal Income Tax..........................................................24
  State & Local Taxes.........................................................24

Performance Information.......................................................25

Other Classes of Shares.......................................................25

Appendix......................................................................26




Addresses.....................................................................28


                            SUMMARY OF FUND EXPENSES



                                                      FORTRESS SHARES
                                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................................       1.00%
Maximum Sales Charge Imposed on Reinvested Dividends
  (as a percentage of offering price)............................................................................       None
Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds, as applicable) (1)...............................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................................       None
Exchange Fee.....................................................................................................       None
                                                 ANNUAL OPERATING EXPENSES
                                          (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................................       0.50%
12b-1 Fee........................................................................................................       None
Total Other Expenses.............................................................................................       0.59%
    Shareholder Services Fee (after waiver) (3).......................................................       0.24%
         Total Operating Expenses (4)............................................................................       1.09%






(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within four years of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(3) The maximum shareholder services fee is 0.25%.

(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1996. The total operating expenses were 1.03% for the fiscal year ended October 31, 1995 and would have been 1.34% absent the voluntary waivers of a portion of the management fee and a portion of the shareholder services fee.


    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Fortress Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Fortress Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.




EXAMPLE                                                                         1 year     3 years    5 years   10 years
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end
of each time period..........................................................     $31        $55        $69       $142
You would pay the following expenses on the same investment, assuming no
redemption...................................................................     $21        $44        $69       $142





    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                     FINANCIAL HIGHLIGHTS--FORTRESS SHARES
                              FEDERATED BOND FUND
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated December 12, 1995, on the Fund's financial statements for the year ended October 31, 1995, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's Financial Statements and Notes thereto, which may be obtained from the Fund.



                                                         YEAR ENDED OCTOBER 31,                 YEAR ENDED DECEMBER 31,
                                                1995       1994       1993       1992(A)      1991       1990       1989
NET ASSET VALUE, BEGINNING OF PERIOD          $    9.08  $   10.30  $    9.23   $    8.81   $    6.89  $    8.79  $    9.86
--------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------
  Net investment income                            0.79       0.76       0.77        0.59        1.01       1.08       1.23
--------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                      0.65      (1.09)      1.07        0.43        1.92      (1.84)     (1.07)
--------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
  Total from investment operations                 1.44      (0.33)      1.84        1.02        2.93      (0.76)      0.16
--------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
LESS DISTRIBUTIONS
--------------------------------------------
  Distributions from net investment income        (0.76)     (0.75)     (0.77)      (0.60)      (1.01)     (1.14)     (1.23)
--------------------------------------------
  Distributions from net realized gain on
  investment transactions                        --          (0.14)    --          --          --         --         --
--------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
  Total distributions                             (0.76)     (0.89)     (0.77)      (0.60)      (1.01)     (1.14)     (1.23)
--------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
NET ASSET VALUE, END OF PERIOD                $    9.76  $    9.08  $   10.30   $    9.23   $    8.81  $    6.89  $    8.79
--------------------------------------------  ---------  ---------  ---------  -----------  ---------  ---------  ---------
TOTAL RETURN (C)                                  16.51%     (3.41%)     20.61%      11.79%     44.62%     (9.59%)      1.32%



--------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------
  Expenses                                         1.03%      1.05%      1.04%       0.49%*      1.00%      1.01%      1.14%
--------------------------------------------
  Net investment income                            8.20%      7.92%      7.69%       8.05%*     12.17%     13.43%     12.81%
--------------------------------------------
  Expense waiver/reimbursement (d)                 0.31%      0.33%      0.61%       2.01%*      1.50%      1.49%      1.36%
--------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------
  Net assets, end of period (000 omitted)      $195,502   $146,270   $125,762     $54,886      $6,068     $7,484     $4,734
--------------------------------------------
  Portfolio turnover                                 77%        74%        51%         49 %        33%        28%        38%
--------------------------------------------

                                                1988(B)
NET ASSET VALUE, BEGINNING OF PERIOD           $   10.06
--------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------
  Net investment income                             0.61
--------------------------------------------
  Net realized and unrealized gain (loss) on
  investments                                      (0.16)
--------------------------------------------  -----------



  Total from investment operations                  0.45
--------------------------------------------  -----------
LESS DISTRIBUTIONS
--------------------------------------------
  Distributions from net investment income         (0.65)
--------------------------------------------
  Distributions from net realized gain on
  investment transactions                         --
--------------------------------------------  -----------
  Total distributions                              (0.65)
--------------------------------------------  -----------
NET ASSET VALUE, END OF PERIOD                 $    9.86
--------------------------------------------  -----------
TOTAL RETURN (C)                                    4.62%
--------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------
  Expenses                                          1.00%*
--------------------------------------------
  Net investment income                            12.58%*
--------------------------------------------
  Expense waiver/reimbursement (d)                  1.00%*
--------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------
  Net assets, end of period (000 omitted)         $4,968
--------------------------------------------
  Portfolio turnover                                  31%



--------------------------------------------





  * Computed on an annualized basis.

(a) During the ten month period, the Fund changed its fiscal year-end from December 31 to October 31.

(b) Reflects operations for the period from July 8, 1988 (date of initial public investment) to December 31, 1988.


(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.


(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.


                              GENERAL INFORMATION


The Corporation was organized under the laws of the State of Maryland on May 20, 1992. Prior to February 5, 1993, the Fund was operated as a portfolio of



Investment Series Trust, a Massachusetts business trust established pursuant to a Declaration of Trust dated March 17, 1987. On February 3, 1993, the shareholders of the Fund voted to reorganize the Fund as a portfolio of the Corporation. On June 15, 1992, the shareholders of High Income Securities Fund approved a change to the investment objective of the Fund, as well as the name change of the Fund to Fortress Bond Fund. On June 27, 1995, the name of the Fund was changed to Federated Bond Fund. The Articles of Incorporation permit the Fund to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Directors (the "Directors") has established four classes of shares, known as Class A Shares, Class B Shares, Class C Shares, and Fortress Shares. This prospectus relates only to Fortress Shares ("Shares," or "Fortress Shares," as the context requires) of the Fund.

Shares of the Fund are designed primarily for individuals and institutions seeking as high a level of current income as is consistent with the preservation of capital by investing in a portfolio of investment grade bonds. A minimum initial investment of $1,500 is required, unless the investment is in a retirement account, in which case the minimum initial investment is $50.


Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on Shares, other than shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase date.



The Fund's current net asset value and offering price can be found in the mutual funds section of local newspapers under "Federated Fortress."

                             INVESTMENT INFORMATION
INVESTMENT OBJECTIVE


The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective stated above cannot be changed without the approval of shareholders. Unless stated otherwise, the investment policies of the Fund described below may be changed without shareholder approval.


INVESTMENT POLICIES

                             ACCEPTABLE INVESTMENTS


The Fund invests primarily in a professionally managed, diversified portfolio of bonds. Under normal circumstances, at least 65% of the Fund's net assets will be invested in such bonds and, in addition, at least 65% of the Fund's net assets will be invested in investment grade securities, including repurchase agreements collateralized by investment grade securities. Investment grade securities are generally described as securities that are rated in one of the top four rating categories by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or that are unrated but determined by the Fund's investment adviser to be of comparable quality. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information. Permitted investments include:



 domestic or foreign corporate debt obligations (as a matter of operating policy, the lowest rated corporate debt obligations, including zero coupon convertible securities, in which the Fund will invest will be rated B or better by an NRSRO, at the time of purchase, or which are of comparable quality in the judgment of the Fund's investment adviser. If a security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so, provided that the Fund will continue to maintain at least 65% of the value of its net assets in investment grade securities.);


 obligations of the United States;

 notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Farm Credit System (including the National Bank for Cooperatives and Banks for Cooperatives), Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union



 Administration;

 taxable municipal debt obligations (as a matter of operating policy, the lowest rated municipal debt obligations in which the Fund will invest will be rated BBB or better by an NRSRO, or which are of comparable quality in the judgment of the Fund's investment adviser);

 asset-backed securities;

 commercial paper that matures in 270 days or less and is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or F-1 or F-2 by Fitch;

 time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF"), or in institutions whose accounts are insured by the Savings

 Association Insurance Fund ("SAIF"), including certificates of deposit issued by, and other time deposits in, foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or may be withdrawn upon notice not exceeding ninety days;

 bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance;

 preferred stock and other equity-related securities which generally have bond-like attributes, including zero coupon and/or convertible securities;

 other securities which are deemed by the Fund's investment adviser, Federated Advisers (the "Adviser"), to be consistent with the Fund's investment objective; and repurchase agreements collateralized by acceptable investments.


INVESTMENT RISKS


                           CORPORATE DEBT OBLIGATIONS


Although the corporate debt obligations in which the Fund will invest primarily are rated as investment grade by an NRSRO, or of comparable quality in the judgment of the investment adviser, the Fund may invest in corporate debt obligations that are not investment grade bonds, but are rated B or better by an NRSRO (i.e., "junk bonds"). However, not more than 35% of the Fund's net assets, under normal circumstances, will be invested in non-investment grade securities. Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.


The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.



                            AS A PERCENTAGE OF TOTAL
CREDIT                        MARKET VALUE OF BOND
RATING                   HOLDINGS AS OF OCTOBER 31, 1995
BB...................                    8.19%
B....................                    17.3%
CC & CCC.............                       0%
                                       ------
                                        25.49%
                                       ------
                                       ------





                          U.S. GOVERNMENT OBLIGATIONS

The U.S. government obligations in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

 direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

 notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks System, Federal National Mortgage Association, Student Loan Marketing Association, and Federal Home Loan Mortgage Corporation.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

 the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

 discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or




 the credit of the agency or instrumentality.

                              MUNICIPAL SECURITIES

Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

                            ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets including vehicle installment purchase obligations and credit card receivables into pools. Interests in these pools are sold as individual securities and are not backed or guaranteed by the U.S. government and may not be secured. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranch of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                  NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

                                MORTGAGE RELATED
                            ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                                ADJUSTABLE RATE



                          MORTGAGE SECURITIES ("ARMS")

ARMs are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMs in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMs issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMs issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.

                                 COLLATERALIZED
                         MORTGAGE OBLIGATIONS ("CMOS")

CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

 collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

 collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or




 securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by a NRSRO.

                              REAL ESTATE MORTGAGE
                         INVESTMENT CONDUITS ("REMICS")


REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.


                               RESETS OF INTEREST

The interest rates paid on the ARMs, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.


To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.



                                CAPS AND FLOORS

The underlying mortgages which collateralize the ARMs, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.

These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                                BANK INSTRUMENTS

The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). Due to the fact that institutions issuing such instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as the reserve requirements, loan limitations, examination, accounting, auditing, recordkeeping, and the public availability of information, these investments may present additional risks to investors.

                                  ZERO COUPON
                             CONVERTIBLE SECURITIES

Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

                       RESTRICTED AND ILLIQUID SECURITIES



The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Directors to be illiquid, non-negotiable time deposits, unlisted options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under the federal securities laws, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper, and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors, are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.


                               FOREIGN SECURITIES






Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.



The Fund reserves the right to invest in foreign securities. With respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.



                            INVESTING IN SECURITIES
                         OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having an investment objective and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The Adviser to the Fund will waive its investment advisory fee on assets invested in securities of open-end investment companies.

                             TEMPORARY INVESTMENTS

The Fund may also invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity.

                             REPURCHASE AGREEMENTS


Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. Repurchase agreements are included within the definition of investment grade securities.


                  WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                              PUT AND CALL OPTIONS

The Fund may purchase put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange.

The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund purchases options only from investment dealers and other financial associations (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser.



In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium.

Exchange traded options have a continuous liquid market while over-the-counter options do not.

The Fund may also write call options on all or any portion of its portfolio in an effort to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Directors.

The Fund may attempt to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts.




                                     RISKS

When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the Adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.


                              DERIVATIVE CONTRACTS
                                 AND SECURITIES


The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.


Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, such as asset-backed securities and mortgage-backed securities, including ARMs, CMOs, and REMICs, it will only do so in a manner consistent with its investment objectives, policies and limitations.


INVESTMENT LIMITATIONS

The Fund will not:

 borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

 lend any of its assets except portfolio securities up to one-third of the value of its total assets;

 sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; nor with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this investment limitation becomes effective.

The Fund will not:

 invest more than 5% of the value of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessor.

                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Fortress Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Fortress Shares in the liabilities of the Fund and those attributable to Fortress Shares, and dividing the remainder by the total number of Fortress Shares outstanding. The net asset value for Fortress Shares may differ from that of Class A Shares, Class B Shares, and Class C Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.



                          INVESTING IN FORTRESS SHARES

SHARE PURCHASES


Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through a financial institution that has a sales agreement with the distributor, or directly from the distributor, Federated Securities Corp., either by mail or by wire. The Fund reserves the right to reject any purchase request.


                        THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Other Payments to Financial Institutions").

                                DIRECTLY BY MAIL




To purchase Shares by mail directly from Federated Securities Corp.:

 complete and sign the new account form available from the Fund;

 enclose a check made payable to Federated Bond Fund--Fortress Shares; and

 mail both to the Fund's transfer agent, Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600.

Orders by mail are considered received after payment by check is converted by the transfer agent's bank into federal funds. This is generally the next business day after the transfer agent's bank receives the check.

                                DIRECTLY BY WIRE

To purchase Shares directly from Federated Securities Corp. by Federal Reserve wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when the transfer agent's bank receives payment by wire.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500, except for an IRA account, which requires a minimum initial investment of $50. Subsequent investments must be in amounts of at least $100, except for an IRA account, which must be in amounts of at least $50.



WHAT SHARES COST


Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1.00% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more.



In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940 purchasing on behalf of their clients, or by sales representatives, Directors, and employees of the Fund, the Adviser, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp., or its affiliates, to the extent that no payment was advanced for purchases made by such entities. Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed. Under certain circumstances, described under "Redeeming Fortress Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.



                               DEALER CONCESSION


For sales of Shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or a part of that portion may be paid to a dealer. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.



ELIMINATING THE SALES CHARGE



The sales charge can be eliminated on the purchase of Shares through:


 quantity discounts and accumulated purchases;

 signing a 13-month letter of intent;

 using the reinvestment privilege; or




 concurrent purchases.

                             QUANTITY DISCOUNTS AND
                              ACCUMULATED PURCHASE


There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge.



If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having a current value at the public offering price of $900,000 and he purchases $100,000 more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some Share redemptions. For example, if a shareholder already owns Shares having current value at a public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to .50% of those additional Shares. For more information on the levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."




To receive the sales charge elimination and/or the contingent deferred sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by the shareholder's financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or reduce the contingent deferred sales charge after it confirms the purchases.

                                LETTER OF INTENT


If a shareholder intends to purchase at least
$1 million of Shares over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.



The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the 1.00% sales charge.



This letter of intent also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount actually purchased within the 13-month period. For more information on the various levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."


This letter of intent will not obligate the shareholder to purchase Shares. The letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).


                             REINVESTMENT PRIVILEGE


If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.


                              CONCURRENT PURCHASES



For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent purchases of two or more Fortress Shares in the Federated Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Fortress Funds, and $600,000 in Shares, the sales charge would be eliminated.



To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.


SYSTEMATIC INVESTMENT PROGRAM

Once a Fund account has been opened, shareholders may add to their investment on a regular basis in amounts of not less than $100 per transaction. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund, plus the


1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.



EXCHANGE PRIVILEGES


Fortress Shares in the Federated Funds may be exchanged for Shares at net asset value without a sales charge (if previously paid) or a contingent deferred sales charge. The exchange privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.



Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Shareholders who desire to automatically exchange Shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution.


Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting the Fund.



Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during that month.

DIVIDENDS AND DISTRIBUTIONS


Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the transfer agent.


RETIREMENT PLANS

Shares of the Fund can be purchased as an investment for retirement plans (including 401(k) and 403(b) plans) or for individual retirement accounts
(IRAs). For further details, contact Federated Securities Corp. and consult with a tax adviser.

                           REDEEMING FORTRESS SHARES

The Fund redeems Shares at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.

THROUGH A FINANCIAL INSTITUTION

A shareholder may redeem Shares by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.


                         REDEEMING SHARES BY TELEPHONE



Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about the telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.



Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.



                            REDEEMING SHARES BY MAIL



Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.


Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Shares from their Fund accounts within certain time periods of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:



                                             CONTINGENT
AMOUNT OF                                     DEFERRED
PURCHASE                  SHARES HELD       SALES CHARGE
                       4 full years or
Up to $1,999,999       less                        1.00%
$2,000,000 to          2 full years or
  $4,999,999           less                         .50%
                       1 full year or
$5,000,000 or more     less                         .25%






To the extent that a shareholder exchanges between or among Fortress Shares in the Federated Funds, the time for which the exchanged-for Shares were held will be added, or "tacked", to the time for which the exchanged-from Shares were held for purposes of satisfying the one-year holding period.



In instances in which Shares have been acquired in exchange for Fortress Shares in the Federated Funds, (i) the purchase price is the price of the shares when originally purchased and (ii) the time period during which the shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: 1) first of shares acquired through the reinvestment of dividends and long-term capital gains, 2) second of purchases of shares occurring prior to the number of years necessary to satisfy the applicable holding period, and 3) finally of purchases of shares occurring within the current holding period. For accounts with shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.


The contingent deferred sales charge will not be imposed when a redemption results from a tax-free return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner attains age 59-1/2; or (iii) from the death or disability of the beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. Contingent deferred sales charges are not charged in connection with exchanges of Shares for Fortress Shares in the Federated Funds, or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department or investment adviser registered under the Investment Advisers Act of 1940, and third-party administrators acting on behalf of deferred contribution plans, are not subject to the contingent deferred sales charge, to the extent that no payment was advanced for purchases made by such entities.


SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have invested at least $10,000 in the Fund (at current offering price).

A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge and contingent deferred sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.


A contingent deferred sales charge is charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the minimum required value of $1,000. This requirement does not apply, however, if the balance falls below $1,000 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.




EXCHANGES FOR SHARES OF OTHER FUNDS


Shares may be exchanged for Fortress Shares in the Federated Funds at net asset value without a contingent deferred sales charge or a sales charge.


Shareholders using this privilege must exchange shares having a net asset value equal to the minimum investment required for the fund into which the exchange is being made. A shareholder may obtain information on the exchange privilege, and may obtain prospectuses for other Fortress Funds and Federated Funds by calling Federated Securities Corp. or his financial institution.


This Fund has exchange privileges with the following Federated Funds: American Leader Fund; California Municipal Income Fund; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Government Income
Securities, Inc.; Liberty Equity Income Fund, Inc.; Limited Term Fund; Limited Term Municipal Fund; Money Market Management, Inc.; New York Municipal Income Fund; Ohio Municipal Income Fund; Strategic Income Fund; and World Utility Fund. Prospectuses for these funds are available by writing to Federated Securities Corp. Each of the funds may also invest in certain other types of securities as described in each fund's prospectus.



                                FUND INFORMATION


MANAGEMENT OF THE CORPORATION

                               BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

                               INVESTMENT ADVISER

Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.


Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.


                                 ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.




Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



Joseph M. Balestrino has been the Fund's portfolio manager since June, 1992. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 until 1995, an Investment Analyst from 1989 until 1991, and from 1986 until 1989 he acted as Project Manager in the Product Development Department. Mr. Balestrino is a Chartered Financial Analyst and received his M.U.R.P. in Urban and Regional Planning from the University of Pittsburgh.


Mark E. Durbiano has been the Fund's portfolio manager since June, 1992. Mr. Durbiano joined Federated Investors in 1982 and has been a Vice President of the Fund's investment adviser since 1988. Mr. Durbiano is a Chartered Financial



Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF FORTRESS SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


State securities laws may require certain financial institutions such as depository institutions to register as dealers.


                              SHAREHOLDER SERVICES

The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of Fortress Shares, computed at an annual rate, to obtain certain personal services for shareholders and the maintenance of shareholder accounts ("shareholder services"). Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.





                            SUPPLEMENTAL PAYMENT TO
                             FINANCIAL INSTITUTIONS



The distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1.00% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999,
 .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1.00% sales charge on purchases of less that $1 million.) The financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.



Furthermore, in addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of sales services, distribution-related support services, or shareholder services. The support may include participating in sales, educational and training seminars at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.


ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Corporation and the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:



     MAXIMUM              AVERAGE AGGREGATE
  ADMINISTRATIVE          DAILY NET ASSETS
       FEE             OF THE FEDERATED FUNDS
    0.15 of 1%      on the first $250 million
   0.125 of 1%      on the next $250 million
    0.10 of 1%      on the next $250 million
   0.075 of 1%      on assets in excess of
                    $750 million





The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

                            SHAREHOLDER INFORMATION

VOTING RIGHTS


Each Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that portfolio or class are entitled to vote. As of December 4, 1995, BHC Securities, Philadelphia, PA, acting in various capacities for numerous accounts, was the owner of record of approximately 192,065 shares (25.71%) of the Class A Shares of the Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.




Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding shares of all series entitled to vote.


                                TAX INFORMATION

FEDERAL INCOME TAX


The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.


The Fund will be treated as a single separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.


STATE AND LOCAL TAXES


Fund Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for Fortress Shares and the Fund's other classes of shares (described below under "Other Classes of Shares").

Total return represents the change, over a specific period of time, in the value of an investment in Fortress Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Fortress Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Fortress Shares over a thirty-day period by the maximum offering price per share of Fortress Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Fortress Shares, and therefore, may not correlate to the dividends or other distributions paid to shareholders.


The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the contingent deferred sales charge, which, if excluded, would increase the total return.
Total return and yield will be calculated separately for Class A Shares, Class C Shares, and Fortress Shares.


From time to time, advertisements for the Class A Shares, Class B Shares, Class C Shares, and Fortress Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, Class C Shares and Fortress Shares to certain indices.

                            OTHER CLASSES OF SHARES


The Fund also offers other classes of shares called Class A Shares, Class B Shares, and Class C Shares which are all sold primarily to customers of financial institutions.



Class A Shares are sold subject to a front-end sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class A Shares are subject to a minimum initial investment of $500, unless the investment is in a retirement account, in which the minimum investment is $50.


Class B Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class B Shares are subject to a minimum initial investment of $1,500, unless the investment is in a retirement account, in which the minimum investment is $50.

Class C Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class C Shares are subject to a minimum investment of $1,500, unless the investment is in a retirement account, in which the minimum investment is $50.


Class A Shares, Class B Shares and Class C Shares and Fortress Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares, Class B Shares and Class C Shares and Fortress Shares may affect the performance of each class.



To obtain more information and a combined prospectus for Class A Shares, Class B Shares and Class C Shares, investors may call 1-800-235-4669.


                                    APPENDIX
                                  (UNAUDITED)




STANDARD AND POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal payments. Adverse business,



financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BA--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.




A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

ADDRESSES
--------------------------------------------------------------------------------



Investment Series Fund, Inc.
                    Federated Bond Fund                                    Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Advisers                                     Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and                                  P.O. Box 8600
                    Trust Company                                          Boston, Massachusetts 02266-8600
-----------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
-----------------------------------------------------------------------------------------------------------------------

Independent Auditors



                    Ernst & Young LLP                                      One Oxford Center
                                                                           Pittsburgh, Pennsylvania 15219
-----------------------------------------------------------------------------------------------------------------------





                                        FEDERATED BOND FUND
                                        (FORMERLY, FORTRESS BOND FUND)
                                        (A PORTFOLIO OF INVESTMENT
                                        SERIES FUNDS, INC.)
                                        FORTRESS SHARES

                                        PROSPECTUS

                                        An Open-End, Diversified
                                        Management Investment Company

                                        Prospectus dated December 31, 1995

[LOGO] FEDERATED SECURITIES CORP.
       ---------------------------------------------
       Distributor
       A subsidiary of FEDERATED INVESTORS

       FEDERATED INVESTORS TOWER
       PITTSBURGH, PENNSYLVANIA 15222-3779

       Cusip 461444309
       G01271-02 (12/95)




FEDERATED BOND FUND
(FORMERLY, FORTRESS BOND FUND)
(A PORTFOLIO OF INVESTMENT SERIES FUND, INC)
CLASS A SHARES
CLASS B SHARES
CLASS C SHARES


PROSPECTUS


The shares of Federated Bond Fund (the "Fund") represent interests in a diversified portfolio of securities which is an investment portfolio of Investment Series Funds, Inc. (the "Corporation"), an open-end management investment company (a mutual fund).

The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital by investing primarily in a portfolio of investment grade bonds.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares, Class B Shares, or Class C Shares of the Fund. Keep this prospectus for future reference.


The Fund has also filed with the Securities and Exchange Commission a Statement of Additional Information dated December 31, 1995 for Class A Shares, Class B Shares, Class C Shares, and Fortress Shares. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, by calling 1-800-235-4669. To obtain other information, or to make inquiries about the Fund, contact your financial institution.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated December 31, 1995



                               TABLE OF CONTENTS
Summary of Fund Expenses.......................................................1
  Class A Shares...............................................................1
  Class B Shares...............................................................2
  Class C Shares...............................................................3

Financial Highlights...........................................................4
  Class A Shares...............................................................4
  Class B Shares...............................................................5
  Class C Shares...............................................................6

General Information............................................................7
Investment Information.........................................................8
  Investment Objective.........................................................8
  Investment Policies..........................................................8
  Investment Risks.............................................................9
  Investment Limitations......................................................17

Net Asset Value...............................................................17

Investing in the Fund.........................................................18

How To Purchase Shares........................................................19
  Investing In Class A Shares.................................................19
  Reducing or Eliminating the
     Sales Charge.............................................................20
  Investing In Class B Shares.................................................21
  Investing In Class C Shares.................................................22
  Special Purchase Features...................................................23

Exchange Privilege............................................................23
  Requirements for Exchange...................................................24

How To Redeem Shares..........................................................25
  Special Redemption Features.................................................26
  Contingent Deferred Sales Charge............................................27
  Elimination of Contingent Deferred
     Sales Charge.............................................................28

Account and Share Information.................................................29

Fund Information..............................................................30
  Management of the Corporation...............................................30
  Distribution of Shares......................................................31
  Administration of the Fund..................................................32
  Expenses of the Corporation and
     Class A Shares, Class B Shares, and
     Class C Shares...........................................................33

Shareholder Information.......................................................34
  Voting Rights...............................................................34

Tax Information...............................................................34
  Federal Income Tax..........................................................34
  State and Local Taxes.......................................................34

Performance Information.......................................................35

Other Classes of Shares.......................................................35

Appendix......................................................................36

Addresses.....................................................................38



                            SUMMARY OF FUND EXPENSES
                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)

                                                       CLASS A SHARES
                                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................................       4.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable) (1)......................................................       0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................................       None
Exchange Fee.....................................................................................................       None

                                                 ANNUAL OPERATING EXPENSES
                                          (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................................       0.50%
12b-1 Fee (3)....................................................................................................       0.00%
Total Other Expenses.............................................................................................       0.55%
    Shareholder Services Fee (after waiver) (4).......................................................       0.20%
         Total Operating Expenses (5)............................................................................       1.05%



(1) Shareholders who purchased shares with the proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1% for redemptions made within one year of purchase.


(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%

(3) Class A Shares has no present intention of paying or accruing the 12b-1 fee during the fiscal year ending October 31, 1996. If Class A Shares were paying or accruing the 12b-1 fee, Class A Shares would be able to pay up to 0.25% of its average daily net assets for the 12b-1 fee. See "Fund Information."

(4) The maximum shareholder services fee is 0.25%.


(5) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1996. The total operating expenses were 1.02% for the fiscal year ended October 31, 1995 and would have been 1.37% absent the voluntary waivers of a portion of the management fee and a portion of the shareholder services fee.


    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

EXAMPLE                                                                                               1 YEAR     3 YEARS
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.............................     $60        $77
You would pay the following expenses on the same investment, assuming
no redemption......................................................................................     $55        $77


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                            SUMMARY OF FUND EXPENSES
                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)

                                                       CLASS B SHARES
                                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................................       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable) (1)......................................................       5.50%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................................       None
Exchange Fee.....................................................................................................       None
                                                 ANNUAL OPERATING EXPENSES
                                          (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................................       0.50%
12b-1 Fee........................................................................................................       0.75%
Total Other Expenses.............................................................................................       0.60%
    Shareholder Services Fee..........................................................................       0.25%
         Total Operating Expenses (3)(4).........................................................................       1.85%


(1) The contingent deferred sales charge is 5.50% in the first year, declining to 1.00% in the sixth year, and 0.00% thereafter. See "Contingent Deferred Sales Charge."

(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%

(3) Class B Shares convert to Class A Shares (which pay lower ongoing expenses) approximately eight years after purchase.


(4) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1996. The total operating expenses were 1.81% for the fiscal year ended October 31, 1995, and would have been 2.11% absent the voluntary waiver of a portion of the management fee.


    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class B Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class B Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                                                               1 year     3 years
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.............................     $76       $102
You would pay the following expenses on the same investment, assuming no redemption................     $19        $58


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


                            SUMMARY OF FUND EXPENSES
                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)

                                                       CLASS C SHARES
                                              SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................................       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........................       None
Contingent Deferred Sales Charge (as a percentage of original
  purchase price or redemption proceeds, as applicable) (1)......................................................       1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................................       None
Exchange Fee.....................................................................................................       None
                                                 ANNUAL OPERATING EXPENSES
                                          (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................................       0.50%
12b-1 Fee........................................................................................................       0.75%
Total Other Expenses.............................................................................................       0.60%
    Shareholder Services Fee..........................................................................       0.25%
         Total Operating Expenses (3)............................................................................       1.85%




(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For more complete description, see "Contingent Deferred Sales Charge."


(2) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.


(3) The total operating expenses in the table above are based on expenses expected during the fiscal year ending October 31, 1996. The total operating expenses were 1.81% for the fiscal year ended October 31, 1995, and would have been 2.11% absent the voluntary waiver of a portion of the management fee.


    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class C Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class C Shares" and "Fund Information." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                                                               1 year     3 years
You would pay the following expenses on a $1,000 investment, assuming
(1) 5% annual return and (2) redemption at the end of each time period.............................     $29        $58
You would pay the following expenses on the same investment, assuming no redemption................     $19        $58


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                      FINANCIAL HIGHLIGHTS--CLASS A SHARES
                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated December 12, 1995, on the Fund's financial statements for the year ended October 31, 1995, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's Financial Statements and Notes thereto, which may be obtained from the Fund.

                                                                                                      PERIOD ENDED
                                                                                                  OCTOBER 31, 1995 (A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    9.64
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.26
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                     0.11
-----------------------------------------------------------------------------------------------            ------
  Total from investment operations                                                                           0.37
-----------------------------------------------------------------------------------------------            ------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.25)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                             --
-----------------------------------------------------------------------------------------------            ------
  Total distributions                                                                                       (0.25)
-----------------------------------------------------------------------------------------------            ------
NET ASSET VALUE, END OF PERIOD                                                                          $    9.76
-----------------------------------------------------------------------------------------------            ------
TOTAL RETURN (B)                                                                                             3.92%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
  Expenses                                                                                                   1.02%*
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                      8.22%*
-----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.35%*
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)
                                                                                                           $5,070
-----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                           77%
-----------------------------------------------------------------------------------------------


  *  Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.

                      FINANCIAL HIGHLIGHTS--CLASS B SHARES
                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated December 12, 1995, on the Fund's financial statements for the year ended October 31, 1995, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's Financial Statements and Notes thereto, which may be obtained from the Fund.

                                                                                                      PERIOD ENDED
                                                                                                  OCTOBER 31, 1995 (A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    9.64
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.24
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                     0.11
-----------------------------------------------------------------------------------------------            ------
  Total from investment operations                                                                           0.35
-----------------------------------------------------------------------------------------------            ------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.23)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                             --
-----------------------------------------------------------------------------------------------            ------
  Total distributions                                                                                       (0.23)
-----------------------------------------------------------------------------------------------            ------
NET ASSET VALUE, END OF PERIOD                                                                             $ 9.76
-----------------------------------------------------------------------------------------------            ------
TOTAL RETURN (B)                                                                                             3.72%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
  Expenses                                                                                                   1.81%*
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                      7.36%*
-----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.30%*
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)
                                                                                                          $27,768
-----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                           77%
-----------------------------------------------------------------------------------------------


 *  Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.

                      FINANCIAL HIGHLIGHTS--CLASS C SHARES
                              FEDERATED BOND FUND
                         (FORMERLY, FORTRESS BOND FUND)
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)


The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report dated December 12, 1995, on the Fund's financial statements for the year ended October 31, 1995, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's Financial Statements and Notes thereto, which may be obtained from the Fund.

                                                                                                      PERIOD ENDED
                                                                                                  OCTOBER 31, 1995 (A)
NET ASSET VALUE, BEGINNING OF PERIOD                                                                    $    9.64
-----------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                      0.24
-----------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                                                     0.11
-----------------------------------------------------------------------------------------------            ------
  Total from investment operations                                                                           0.35
-----------------------------------------------------------------------------------------------            ------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------
  Distributions from net investment income                                                                  (0.23)
-----------------------------------------------------------------------------------------------
  Distributions from net realized gain on investment transactions                                              --
-----------------------------------------------------------------------------------------------            ------
  Total distributions                                                                                       (0.23)
-----------------------------------------------------------------------------------------------            ------
NET ASSET VALUE, END OF PERIOD                                                                          $    9.76
-----------------------------------------------------------------------------------------------            ------
TOTAL RETURN (B)                                                                                             3.72%
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------
  Expenses                                                                                                   1.81%*
-----------------------------------------------------------------------------------------------
  Net investment income                                                                                      7.31%*
-----------------------------------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                                                           0.30%*
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
  Net assets, end of period (000 omitted)
                                                                                                           $5,508
-----------------------------------------------------------------------------------------------
  Portfolio turnover                                                                                           77%
-----------------------------------------------------------------------------------------------


  * Computed on an annualized basis.

(a) Reflects operations for the period from June 28, 1995 (date of initial public offering) to October 31, 1995.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.


                              GENERAL INFORMATION


The Corporation was organized under the laws of the State of Maryland on May 20, 1992. Prior to February 5, 1993, the Fund was operated as a portfolio of Investment Series Trust, a Massachusetts business trust established pursuant to a Declaration of Trust dated March 17, 1987. On February 3, 1993, the shareholders of the Fund voted to reorganize the Fund as a portfolio of the Corporation. On June 15, 1992, the shareholders of High Income Securities Fund approved a change to the investment objective of the Fund, as well as the name change of the Fund to Fortress Bond Fund. On June 27, 1995, the name of the Fund was changed to Federated Bond Fund. The Articles of Incorporation permit the Fund to offer separate series of shares of beneficial interest representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Directors (the "Directors") has established four classes of shares, known as Class A Shares, Class B Shares, Class C Shares (individually and collectively referred to, as the context requires, as "Shares"), and Fortress Shares. This prospectus relates only to the Class A Shares, Class B Shares, and Class C Shares of the Fund.

Shares of the Fund are designed primarily for individuals and institutions seeking as high a level of current income as is consistent with the preservation of capital by investing in a portfolio of investment grade bonds.

For information on how to purchase the Shares offered by this prospectus, please refer to "Investing in the Fund." The minimum initial investment for Class A Shares is $500. The minimum initial investment for Class B Shares and Class C Shares is $1,500. However, the minimum initial investment for a retirement account in any class is $50. Subsequent investments in any class must be in amounts of at least $100, except for retirement plans which must be in amounts of at least $50.


Class A Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value. However, a contingent deferred sales charge is imposed under certain circumstances. For a more complete description, see "Redeeming Shares."


Class B Shares are sold at net asset value and are redeemed at net asset value. However, a contingent deferred sales charge is imposed on certain Shares which are redeemed within six full years of purchase. See "Redeeming Shares."

Class C Shares are sold at net asset value. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first 12 months following purchase. See "Redeeming Shares."
Additionally, information regarding the exchange privilege offered with respect to the Fund and certain other funds for which affiliates of Federated Investors serve as principal underwriter ("Federated Funds") can be found under "Exchange Privilege."

Federated Advisers is the investment adviser (the "Adviser") to the Fund and receives compensation for its services.

The Fund's current net asset value and offering price can be found in the mutual funds section of local newspapers under "Federated Liberty."

                             INVESTMENT INFORMATION
INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective stated above cannot be changed without the approval of shareholders. Unless stated otherwise, the investment policies of the Fund described below may be changed without shareholder approval.


INVESTMENT POLICIES

                             ACCEPTABLE INVESTMENTS


The Fund invests primarily in a professionally managed, diversified portfolio of bonds. Under normal circumstances, at least 65% of the Fund's net assets will be invested in such bonds and, in addition, at least 65% of the Fund's net assets will be invested in investment grade securities, including repurchase agreements collateralized by investment grade securities. Investment grade securities are generally described as securities that are rated in one of the top four rating categories by a nationally recognized statistical rating organization ("NRSRO"), such as Moody's Investors Service, Inc. ("Moody's), Standard & Poor's Ratings Group ("S&P"), or Fitch Investors Service, Inc. ("Fitch") or that are unrated but determined by the Fund's investment adviser to be of comparable quality. A description of the ratings categories is contained in the Appendix to the Statement of Additional Information. Permitted investments include:



 . domestic or foreign corporate debt obligations (as a matter of operating policy, the lowest rated corporate debt obligations, including zero coupon convertible securities, in which the Fund will invest will be rated B or better by an NRSRO, at the time of purchase, or which are of comparable quality in the judgment of the Fund's investment adviser. If a security loses its rating or has its rating reduced after the Fund has purchased it, the Fund is not required to sell or otherwise dispose of the security, but may consider doing so, provided that the Fund will continue to maintain at least 65% of the value of its net assets in investment grade securities.);


 . obligations of the United States;

 . notes, bonds, and discount notes of the following U.S. government agencies or instrumentalities, such as Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Farm Credit System (including the National Bank for Cooperatives and Banks for Cooperatives), Tennessee Valley Authority, Export-Import Bank of the United States, Commodity Credit Corporation, Federal Financing Bank, Student Loan Marketing Association, Federal Home Loan Mortgage Corporation, or National Credit Union Administration;

 . taxable municipal debt obligations (as a matter of operating policy, the lowest rated municipal debt obligations in which the Fund will invest will be rated BBB or better by an NRSRO, or which are of comparable quality in the judgment of the Fund's investment adviser);

 . asset-backed securities;

 . commercial paper that matures in 270 days or less and is rated A-1 or A-2 by S&P, P-1 or P-2 by Moody's, or F-1 or F-2 by Fitch;

 . time and savings deposits (including certificates of deposit) in commercial or savings banks whose accounts are insured by the Bank Insurance Fund ("BIF"), or in institutions whose accounts are insured by the Savings

 . Association Insurance Fund ("SAIF"), including certificates of deposit issued by, and other time deposits in, foreign branches of BIF-insured banks which, if negotiable, mature in six months or less or if not negotiable, either mature in ninety days or less, or may be withdrawn upon notice not exceeding ninety days;

 . bankers' acceptances issued by a BIF-insured bank, or issued by the bank's
  Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Fund cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of acceptance;

 . preferred stock and other equity-related securities which generally have bond-like attributes, including zero coupon and/or convertible securities;

 . other securities which are deemed by the Fund's investment adviser, Federated
  Advisers (the "Adviser"), to be consistent with the Fund's investment objective; and

 . repurchase agreements collateralized by acceptable investments.

INVESTMENT RISKS

                           CORPORATE DEBT OBLIGATIONS


Although the corporate debt obligations in which the Fund will invest primarily are rated as investment grade by an NRSRO, or of comparable quality in the judgment of the investment adviser, the Fund may invest in corporate debt obligations that are not investment grade bonds, but are rated B or better by an NRSRO (i.e., "junk bonds"). However, not more than 35% of the Fund's net assets, under normal circumstances, will be invested in non-investment grade securities. Corporate debt obligations that are not determined to be investment grade are high-yield, high-risk bonds, typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher rated, lower-yielding bonds. Bonds rated "BBB" by S&P or Fitch, or "Baa" by Moody's, have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds.


The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

                             AS A PERCENTAGE OF TOTAL
                               MARKET VALUE OF BOND
CREDIT RATING             HOLDINGS AS OF OCTOBER 31, 1995
BB.....................                   8.19%
B......................                   17.3
CC & CCC...............                      0
                                        ------
                                         25.49%
                                        ------
                                        ------


                          U.S. GOVERNMENT OBLIGATIONS

The U.S. government obligations in which the Fund invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities include, but are not limited to:

 . direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; and

 . notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the Federal Farm Credit System, Federal Home Loan Banks System, Federal National Mortgage Association, Student Loan Marketing Association, and Federal Home Loan Mortgage Corporation.

Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurances can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by:

 . the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury;

 . discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or

 . the credit of the agency or instrumentality.

                              MUNICIPAL SECURITIES
Municipal securities are generally issued to finance public works such as airports, bridges, highways, housing, hospitals, mass transportation projects, schools, streets, and water and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses, and to make loans to other public institutions and facilities. Municipal securities include industrial development bonds issued by or on behalf of public authorities to provide financing aid to acquire sites or construct and equip facilities for privately or publicly owned corporations. The availability of this financing encourages these corporations to locate within the sponsoring communities and thereby increases local employment.

                            ASSET-BACKED SECURITIES

Asset-backed securities are created by the grouping of certain governmental, government related and private loans, receivables and other lender assets including vehicle installment purchase obligations and credit card receivables into pools. Interests in these pools are sold as individual securities and are not backed or guaranteed by the U.S. government and may not be secured. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Fund receives from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one branch of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.

Prepayments may result in a capital loss to the Fund to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income by the Fund, which would be taxed as ordinary income when distributed to the shareholders.

The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.

                  NON-MORTGAGE RELATED ASSET-BACKED SECURITIES

The Fund may invest in non-mortgage related asset-backed securities including, but not limited to, interests in pools of receivables, such as credit card and accounts receivable and motor vehicle and other installment purchase obligations and leases. These securities may be in the form of pass-through instruments or asset-backed obligations. The securities, all of which are issued by non-governmental entities and carry no direct or indirect government guarantee, are structurally similar to collateralized mortgage obligations and mortgage pass-through securities, which are described below.

                    MORTGAGE RELATED ASSET-BACKED SECURITIES

The Fund may also invest in various mortgage-related asset-backed securities. These types of investments may include adjustable rate mortgage securities, collateralized mortgage obligations, real estate mortgage investment conduits, or other securities collateralized by or representing an interest in real estate mortgages (collectively, "mortgage securities"). Many mortgage securities are issued or guaranteed by government agencies.

                            ADJUSTABLE RATE MORTGAGE
                              SECURITIES ("ARMS")

ARMs are pass-through mortgage securities representing interests in adjustable rather than fixed interest rate mortgages. The ARMs in which the Fund invests are issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC") and are actively traded. The underlying mortgages which collateralize ARMs issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or Veterans Administration ("VA"), while those collateralizing ARMs issued by FHLMC or FNMA are typically conventional residential mortgages conforming to strict underwriting size and maturity constraints.


                            COLLATERALIZED MORTGAGE
                              OBLIGATIONS ("CMOS")


CMOs are bonds issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment bankers, or companies related to the construction industry. CMOs purchased by the Fund may be:

 . collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

 . collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and such guarantee is collateralized by U.S. government securities; or

 . securities in which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

All CMOs purchased by the Fund are investment grade, as rated by a NRSRO.


              REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICS")



REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code (the "Code"). Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest, and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

                               RESETS OF INTEREST

The interest rates paid on the ARMs, CMOs, and REMICs in which the Fund invests generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

To the extent that the adjusted interest rate on the mortgage security reflects current market rates, the market value of an adjustable rate mortgage security will tend to be less sensitive to interest rate changes than a fixed rate debt security of the same stated maturity. Hence, adjustable rate mortgage securities which use indices that lag changes in market rates should experience greater price volatility than adjustable rate mortgage securities that closely mirror the market. Certain residual interest tranches of CMOs may have adjustable interest rates that deviate significantly from prevailing market rates, even after the interest rate is reset, and are subject to correspondingly increased price volatility. In the event the Fund purchases such residual interest mortgage securities, it will factor in the increased interest and price volatility of such securities when determining its dollar-weighted average duration.

                                CAPS AND FLOORS
The underlying mortgages which collateralize the ARMs, CMOs, and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down:
(1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes.

These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

                                BANK INSTRUMENTS


The Fund only invests in bank instruments either issued by an institution having capital, surplus and undivided profits over $100 million or insured by BIF or SAIF. Bank instruments may include Eurodollar Certificates of Deposit ("ECDs"), Yankee Certificates of Deposit ("Yankee CDs") and Eurodollar Time Deposits ("ETDs"). Due to the fact that institutions issuing such instruments are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as the reserve requirements, loan limitations, examination, accounting, auditing, recordkeeping, and the public availability of information, these investments may present additional risks to investors.


                       ZERO COUPON CONVERTIBLE SECURITIES
Zero coupon convertible securities are debt securities which are issued at a discount to their face amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to put the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations than conventional convertible securities.

Federal income tax law requires the holder of a zero coupon convertible security to recognize income with respect to the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, the Fund will be required to distribute income accrued with respect to zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

                       RESTRICTED AND ILLIQUID SECURITIES

The Fund intends to invest in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies, but which are subject to restriction on resale under federal securities law. However, the Fund will limit investments in illiquid securities, including certain restricted securities determined by the Directors to be illiquid, non-negotiable time deposits, unlisted options, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of its net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under the federal securities laws, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper, and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors, are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitations applicable to illiquid securities.


                               FOREIGN SECURITIES



Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objectives.



The Fund reserves the right to invest in foreign securities. With respect to foreign governmental securities, the Fund reserves the right to invest up to 25% of its total assets in fixed income securities of foreign governmental units located within an individual foreign nation and to purchase or sell various currencies on either a spot or forward basis in connection with these investments.


             INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having an investment objective and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The Adviser to the Fund will waive its investment advisory fee on assets invested in securities of open-end investment companies.

                             TEMPORARY INVESTMENTS

The Fund may also invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity.

                             REPURCHASE AGREEMENTS

Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or certificates of deposit to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. Repurchase agreements are included within the definition of investment grade securities.


                  WHEN-ISSUED OR DELAYED DELIVERY TRANSACTIONS

The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

                        LENDING OF PORTFOLIO SECURITIES

In order to generate additional income, the Fund may lend portfolio securities on a short-term or long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

                              PUT AND CALL OPTIONS

The Fund may purchase put options on financial futures contracts and put options on portfolio securities. Financial futures may include index futures. These options will be used as a hedge to attempt to protect securities which the Fund holds against decreases in value. For the immediate future, the Fund will enter into futures contracts directly only when it desires to exercise a financial futures put option in its portfolio rather than either closing out the option or allowing it to expire. The Fund will only purchase puts on financial futures contracts which are traded on a nationally recognized exchange.

The Fund will generally purchase over-the-counter put options on portfolio securities in negotiated transactions with the writers of the options since options on the portfolio securities held by the Fund are typically not traded on an exchange. The Fund purchases options only from investment dealers and other financial associations (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser.

In general, over-the-counter put options differ from exchange traded put options in the following respects. Over-the-counter put options are two party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a New York Stock Exchange member). Additionally, over-the-counter strike prices are adjusted to reflect dividend payments, initial strike prices are generally set at market, and option premiums (which are all time premiums) are amortized on a straight line basis over the life of the option. In contrast, exchange traded options are third-party contracts with standardized strike prices and expiration dates and are purchased from the Clearing Corporation. Strike prices are not adjusted for dividends, and options are marked to market, thereby obviating the need to amortize the time premium. Exchange traded options have a continuous liquid market while over-the-counter options do not.

The Fund may also write call options on all or any portion of its portfolio in an effort to generate income for the Fund. The Fund will write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Although the Fund reserves the right to write covered call options on its entire portfolio, it will not write such options on more than 25% of its total assets unless a higher limit is authorized by its Directors.

The Fund may attempt to hedge the portfolio by entering into financial futures contracts and to write calls on financial futures contracts.

                                     RISKS

When the Fund writes a call option, the Fund risks not participating in any rise in the value of the underlying security. In addition, when the Fund purchases puts on financial futures contracts to protect against declines in prices of portfolio securities, there is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund's portfolio. This may cause the futures contract and its corresponding put to react differently than the portfolio securities to market changes. In addition, the Adviser could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such an event, the Fund may lose the purchase price of the put option. Finally, it is not certain that a secondary market for options will exist at all times. Although the Adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. The Fund's ability to establish and close out option positions depends on this secondary market.

                      DERIVATIVE CONTRACTS AND SECURITIES

The term "derivative" has traditionally been applied to certain contracts (including, futures, forward, option and swap contracts) that "derive" their value from changes in the value of an underlying security, currency, commodity or index. Certain types of securities that incorporate the performance characteristics of these contracts are also referred to as "derivatives." The term has also been applied to securities "derived" from the cash flows from underlying securities, mortgages or other obligations.


Derivative contracts and securities can be used to reduce or increase the volatility of an investment portfolio's total performance. While the response of certain derivative contracts and securities to market changes may differ from traditional investments, such as stock and bonds, derivatives do not necessarily present greater market risks than traditional investments. The Fund will only use derivative contracts for the purposes disclosed in the applicable prospectus sections above. To the extent that the Fund invests in securities that could be characterized as derivatives, such as asset-backed securities and mortgage-backed securities, including ARMs, CMOs, and REMICs, it will only do so in a manner consistent with its investment objectives, policies and limitations. INVESTMENT LIMITATIONS

The Fund will not:

 . borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

 . lend any of its assets except portfolio securities up to one-third of the value of its total assets;

 . sell securities short except, under strict limitations, it may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; nor

 . with respect to 75% of the value of its total assets, invest more than 5% in securities of any one issuer other than cash, cash items or securities issued or guaranteed by the government of the United States, its agencies, or instrumentalities and repurchase agreements collateralized by such securities.

The above investment limitations cannot be changed without shareholder approval. The following investment limitation, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in this investment limitation becomes effective.

The Fund will not:

 . invest more than 5% of the value of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessor.

                                NET ASSET VALUE

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of each class of Shares in the market value of all securities and other assets of the Fund, subtracting the interest of each class of Shares in the liabilities of the Fund and those attributable to each class of Shares, and dividing the remainder by the total number of each class of Shares outstanding. The net asset value for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


                             INVESTING IN THE FUND


This prospectus offers investors three classes of Shares that carry sales charges and contingent deferred sales charges in different forms and amounts and which bear different levels of expenses:


                                 CLASS A SHARES


An investor who purchases Class A Shares pays a maximum sales charge of 4.50% at the time of purchase. As a result, Class A Shares are not subject to any charges when they are redeemed (except for special programs offered under "Purchases with Proceeds From Redemptions of Unaffiliated Investment Companies"). Class A Shares are distributed pursuant to a Rule 12b-1 plan whereby the distributor is paid a fee of up to .25 of 1.00%. Certain purchases of Class A Shares qualify for reduced sales charges. See "Reducing or Eliminating the Sales Charge." Class A Shares have no conversion feature.


                                 CLASS B SHARES


Class B Shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5.50% if redeemed within six full years following purchase. Class B Shares also bear a higher 12b-1 fee than Class A Shares. Class B Shares will automatically convert into Class A Shares, based on relative net asset value, on or around the fifteenth of the month eight full years after the purchase date. Class B Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion) will have a higher expense ratio and pay lower dividends than Class A Shares due to Class B Shares' higher possible 12b-1 fee of up to .75 of 1.00%.


                                 CLASS C SHARES


Class C Shares are sold without an initial sales charge but are subject to a 1.00% contingent deferred sales charge on assets redeemed within the first 12 months following purchase. Class C Shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A Shares due to Class C Shares' higher possible 12b-1 fee of up to .75 of 1%. Class C Shares have no conversion feature.


                             HOW TO PURCHASE SHARES


Shares of the Fund are sold on days on which the New York Stock Exchange is open. Shares of the Fund may be purchased as described below, either through a financial institution (such as a bank or broker/dealer which has a sales agreement with the distributor) or by wire or by check directly to the Fund, with a minimum initial investment of $500 for Class A Shares and $1,500 for Class B Shares and Class C Shares. Additional investments can be made for as little as $100. The minimum initial and subsequent investment for retirement plans is only $50. (Financial institutions may impose different minimum investment requirements on their customers.)


In connection with any sale, Federated Securities Corp., may from time to time, offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request. An account must be established at a financial institution or by completing, signing, and returning the new account form available from the Fund before Shares can be purchased.

INVESTING IN CLASS A SHARES


Class A Shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                       SALES                       DEALER
                       CHARGE    SALES CHARGE    CONCESSION
                        AS A         AS A           AS A
                     PERCENTAGE   PERCENTAGE     PERCENTAGE
                     OF PUBLIC      OF NET       OF PUBLIC
     AMOUNT OF        OFFERING      AMOUNT        OFFERING
    TRANSACTION        PRICE       INVESTED        PRICE*
Less than $100,000     4.50%        4.71%          4.00%
$100,000 but less
  than $250,000        3.75%        3.90%          3.25%
$250,000 but less
  than $500,000        2.50%        2.56%          2.25%
$500,000 but less
  than $1 million      2.00%        2.04%          1.80%
$1,000,000 or
  greater              0.00%        0.00%          0.25%


*See sub-section entitled "DEALER CONCESSION."


No sales charge is imposed for Class A Shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, to "wrap accounts" or similar programs for the benefit of clients of financial institutions under which clients pay fees to such financial institutions, or to shareholders designated as Liberty Life Members. However, investors who purchase Shares through a trust department, investment adviser, wrap account, or retirement plan may be charged an additional service fee by the institution.


                               DEALER CONCESSION


For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor, may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end.



The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.



REDUCING OR ELIMINATING THE
SALES CHARGE



The sales charge can be reduced or eliminated on the purchase of Class A Shares through:


 . quantity discounts and accumulated purchases;

 . concurrent purchases;

 . signing a 13-month letter of intent;

 . using the reinvestment privilege; or

 . purchases with proceeds from redemptions of unaffiliated investment company shares.

                             QUANTITY DISCOUNTS AND
                             ACCUMULATED PURCHASES

As shown in the table on page 19, larger purchases reduce or eliminate the sales charge paid. The Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced or eliminated for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.



If an additional purchase of Class A Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.



To receive the sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms or eliminate the purchases.


                              CONCURRENT PURCHASES


For purposes of qualifying for a sales charge reduction, a shareholder has the privilege of combining concurrent purchases of two or more Class A Shares in the Federated Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $80,000 in one of the other Class A Shares in the Federated Funds with a sales charge, and $20,000 in this Fund, the sales charge would be reduced or eliminated.



To receive this sales charge reduction or elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will reduce or eliminate the sales charge after it confirms the purchases.


                                LETTER OF INTENT


If a shareholder intends to purchase at least $100,000 of shares of the funds in the Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced or eliminated by signing a letter of intent to that effect. This letter of intent includes a provision for a sales chargeadjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 4.50% of the total amount intended to be purchased in escrow (in shares) until such purchase is completed.



The Shares held in escrow in the shareholder's account will be released upon the fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the difference in the sales charge.
While this letter of intent will not obligate the shareholder to purchase Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any fund in the Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.


                             REINVESTMENT PRIVILEGE


If Class A Shares in the Fund have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in the Fund, there may be tax consequences.


                          PURCHASES WITH PROCEEDS FROM
                          REDEMPTIONS OF UNAFFILIATED
                              INVESTMENT COMPANIES


Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50 of 1.00% for Shares purchased under this program. If Shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase.


INVESTING IN CLASS B SHARES


Class B Shares are sold at their net asset value next determined after an order is received. While Class B Shares are sold without an initial sales charge, under certain circumstances described under "Contingent Deferred Sales Charge--Class B Shares," a contingent deferred sales charge may be applied by the distributor at the time Class B Shares are redeemed.


                          CONVERSION OF CLASS B SHARES


Class B Shares will automatically convert into Class A Shares on or around the fifteenth of the month eight full years after the purchase date, except as noted below, and will no longer be subject to a distribution services fee (see "Distribution of Shares"). Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales charge, fee or other charge. Class B Shares acquired by exchange from Class B Shares of another fund in the Federated Funds will convert into Class A Shares based on the time of the initial purchase. For purposes of conversion to Class A Shares, Shares purchased through the reinvestment of dividends and distributions paid on Class B Shares will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B Shares to Class A Shares will not occur if such ruling or opinion is not available. In such event, Class B Shares would continue to be subject to higher expenses than Class A Shares for an indefinite period.


Orders for $250,000 or more of Class B Shares will automatically be invested in Class A Shares.

INVESTING IN CLASS C SHARES

Class C Shares are sold at net asset value next determined after an order is received. A contingent deferred sales charge of 1.00% will be charged on assets redeemed within the first full 12 months following purchase. For a complete description of this charge see "Contingent Deferred Sales Charge--Class C Shares."

               PURCHASING SHARES THROUGH A FINANCIAL INSTITUTION

An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order or when payment is converted into federal funds. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly. Financial institutions may charge additional fees for their services.

The financial institution which maintains investor accounts in Class B Shares or Class C Shares with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Other Payments to Financial Institution").

                           PURCHASING SHARES BY WIRE


To purchase Shares directly from Federated Securities Corp. by Federal Reserve wire, call the Fund. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.


                           PURCHASING SHARES BY CHECK


Once an account has been established, Shares may be purchased by sending a check made payable to the name of the Fund (designate class of Shares and account number) to: Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received when payment by check is converted into federal funds (normally the business day after the check is received).


SPECIAL PURCHASE FEATURES
                         SYSTEMATIC INVESTMENT PROGRAM


Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking or savings account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their financial institution or the Fund to participate in this program.


                                RETIREMENT PLANS

Fund Shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Fund and consult a tax adviser.

                               EXCHANGE PRIVILEGE

                                 CLASS A SHARES


Class A shareholders may exchange all or some of their Shares for Class A Shares of other funds in the Federated Funds at net asset value. Neither the Fund nor any of the funds in the Federated Funds imposes any additional fees on exchanges.


                                 CLASS B SHARES


Class B shareholders may exchange all or some of their Shares for Class B Shares of other funds in the Federated Funds. (Not all funds in the Federated Funds currently offer Class B Shares. Contact your financial institution regarding the availability of other Class B Shares in the Federated Funds). Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged Shares. To the extent that a shareholder exchanges Shares for Class B Shares in other funds in the Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period.


                                 CLASS C SHARES


Class C shareholders may exchange all or some of their Shares for Class C Shares in other funds in the Federated Funds at net asset value without a contingent deferred sales charge. (Not all funds in the Federated Funds currently offer Class C Shares. Contact your financial institution regarding the availability of other Class C Shares in the Federated Funds.) Participants in a retirement plan under the Program may exchange some or all of their Shares for Class C Shares of other funds offered under their plan at net asset value without a contingent deferred sales charge. To the extent that a shareholder exchanges Shares for Class C Shares in other funds in the Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."



The Fund has exchange privileges with the following Federated Funds:



American Leaders Fund, Inc.; Capital Growth Fund (Class A Shares and Class C Shares only); Federated Small Cap Strategies Fund; Fund for U.S. Government Securities, Inc.; Federated International Equity Fund; Federated International Income Fund; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Utility Fund, Inc.; Limited Term Fund (Class A Shares only); Limited Term Municipal Fund (Class A Shares only); Michigan Intermediate Municipal Trust (Class A Shares only); Pennsylvania Municipal Income Fund (Class A Shares only); Strategic Income Fund; Tax-Free Instruments Trust (Class A Shares only); and, World Utility Fund.



Prospectuses for these funds are available by writing to Federated Securities Corp.



Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any funds in the Federated Funds, as long as they maintain a $500 balance in one of the Federated Funds.


REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the Shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and proceeds invested in the same class of Shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.


Further information on the exchange privilege and prospectuses for the Federated Funds are available by contacting the Fund.


                                TAX CONSEQUENCES

An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

                               MAKING AN EXCHANGE

Instructions for exchanges for the Liberty Family of Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Services Company, 500 Victory Road--2nd Floor, Quincy, Massachusetts 02171.

Instructions for exchanges for retirement plans participating in the Federated LifeTrackTM Program should be given to the plan administrator.

                             TELEPHONE INSTRUCTIONS

Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a Fund will not receive any dividend that is payable to shareholders of record on that date. This privilege may be modified or terminated at any time.

                              HOW TO REDEEM SHARES


Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below. Redemptions of Shares held through retirement plans will be governed by the requirements of the respective plans.


              REDEEMING SHARES THROUGH YOUR FINANCIAL INSTITUTION

Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

                         REDEEMING SHARES BY TELEPHONE


Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.


Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

                            REDEEMING SHARES BY MAIL


Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA 02266-
8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.



The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

SPECIAL REDEMPTION FEATURES

                         SYSTEMATIC WITHDRAWAL PROGRAM


Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Class A Shares are sold with a sales charge, it is not advisable for shareholders to continue to purchase Class A Shares while participating in this program. A contingent deferred sales charge may be imposed on Class B and C Shares.


CONTINGENT DEFERRED SALES CHARGE

Shareholders may be subject to a contingent deferred sales charge upon redemption of their Shares under the following circumstances:

                                 CLASS A SHARES


Class A Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50 of 1.00% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Class A Shares at the time of purchase or the net asset value of the redeemed Class A Shares at the time of redemption.


                                 CLASS B SHARES

Shareholders redeeming Class B Shares from their Fund accounts within six full years of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption in accordance with the following schedule:

                                CONTINGENT
    YEAR OF REDEMPTION           DEFERRED
      AFTER PURCHASE           SALES CHARGE
First                             5.50%
Second                            4.75%
Third                               4%
Fourth                              3%
Fifth                               2%
Sixth                               1%
Seventh and thereafter              0%


                                 CLASS C SHARES


Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.


               CLASS A SHARES, CLASS B SHARES, AND CLASS C SHARES

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order:
(1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than six full years from the date of purchase with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares; (3) Shares held for fewer than six years with respect to Class B Shares and one full year from the date of purchase with respect to Class C Shares and applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for Shares of other funds in the Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged for Shares are redeemed is calculated as if the shareholder had held the Shares from the date on which he became a shareholder of the exchanged-from Shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").


ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE


The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70-1/2; and (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.


                               ACCOUNT AND SHARE
                                  INFORMATION

                         CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested in writing to Federated Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during that month.

                                   DIVIDENDS


Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by contacting the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that month's dividend.

                                 CAPITAL GAINS

Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.

                           ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement plans, and pay the proceeds to the shareholder if the account balance falls below the Class A Share required minimum value of $500 or the required minimum value of $1,500 for Class B Shares and Class C Shares. This requirement does not apply, however, if the balance falls below the required minimum value because of changes in the net asset value of the respective Share Class. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.


                                FUND INFORMATION

MANAGEMENT OF THE CORPORATION

                               BOARD OF DIRECTORS

The Corporation is managed by a Board of Directors. The Directors are responsible for managing the Corporation's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

                               INVESTMENT ADVISER
Investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.


                                 ADVISORY FEES

The Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by other mutual funds with similar objectives and policies. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                              ADVISER'S BACKGROUND

Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.



Joseph M. Balestrino has been the Fund's portfolio manager since June, 1992. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 until 1995, an Investment Analyst from 1989 until 1991, and from 1986 until 1989 he acted as Project Manager in the Product Development Department. Mr. Balestrino is a Chartered Financial Analyst and received his M.U.R.P. in Urban and Regional Planning from the University of Pittsburgh.


Mark E. Durbiano has been the Fund's portfolio manager since June, 1992. Mr. Durbiano joined Federated Investors in 1982 and has been a Vice President of the Fund's investment adviser since 1988. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.

DISTRIBUTION OF SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.


State securities laws may require certain financial institutions such as depositary institutions to register as dealers.


The distributor will pay dealers an amount equal to 5.5% of the net asset value of Class B Shares purchased by their clients or customers. These payments will be made directly by the distributor from its assets, and will not be made from the assets of the Fund. Dealers may voluntarily waive receipt of all or any portion of these payments. The distributor may pay a portion of the distribution fee discussed below to financial institutions that waive all or any portion of the advance payments.


The distributor may offer to pay financial institutions an amount equal to 1% of the net asset value of Class C Shares purchased by their clients or customers at the time of purchase. These payments will be made directly by the distributor from its assets, and will not be made from assets of the Fund. Financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.


                             DISTRIBUTION PLAN AND
                              SHAREHOLDER SERVICES

Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the distributor may be paid a fee in an amount computed at an annual rate of up to .25% for Class A Shares and up to .75% for Class B Shares and Class C Shares of the average daily net assets of each class of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The Fund does not currently make payments to the distributor or charge a fee under the Distribution Plan for Class A Shares, and shareholders of Class A Shares will be notified if the Fund intends to charge a fee under the Distribution Plan. For Class A Shares and Class C Shares, the distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales services or distribution-related support services as agents for their clients or customers. With respect to Class B Shares, because distribution fees to be paid by the Fund to the distributor may not exceed an annual rate of .75% of each class of Shares' average daily net assets, it will take the distributor a number of years to recoup the expenses it has incurred for its sales services and distribution-related support services pursuant to the Plan. The Distribution Plan is a compensation type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amounts or may earn a profit from future payments made by Shares under the Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to .25 of 1% of the average daily net asset value of Class A Shares, Class B Shares, and Class C Shares to obtain certain personal services for shareholders and for the maintenance of shareholder accounts ("shareholder services"). Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.


                            SUPPLEMENTAL PAYMENTS TO
                             FINANCIAL INSTITUTIONS



With respect to Class A Shares, Class B Shares, and Class C Shares, in addition to payments made pursuant to the Distribution Plan and Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services may pay supplemental fees from their own assets to financial institutions as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.


ADMINISTRATION OF THE FUND

                            ADMINISTRATIVE SERVICES

Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Corporation. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all Federated Funds as specified below:

     MAXIMUM              AVERAGE AGGREGATE
  ADMINISTRATIVE          DAILY NET ASSETS
       FEE             OF THE FEDERATED FUNDS
    0.15 of 1%      on the first $250 million
   0.125 of 1%      on the next $250 million
    0.10 of 1%      on the next $250 million
   0.075 of 1%      on assets in excess of
                    $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of Shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.


EXPENSES OF THE CORPORATION AND CLASS A SHARES, CLASS B SHARES, AND CLASS C
SHARES



Holders of Class A Shares, Class B Shares, and Class C Shares pay their allocable portion of Corporation and portfolio expenses.



The Corporation expenses for which holders of Class A Shares, Class B Shares, and Class C Shares pay their allocable portion include, but are not limited to: the cost of organizing the Corporation and continuing its existence; registering the Corporation with federal and state securities authorities; Directors' fees; auditors' fees, the cost of meetings of Directors; legal fees of the Corporation; association membership dues; and such non-recurring and extraordinary items as may arise from time to time.



The portfolio expenses for which holders of Class A Shares, Class B Shares, and Class C Shares pay their allocable portion include, but are not limited to: registering the portfolio and shares of the portfolio; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise from time to time.



At present, the only expenses which are allocated specifically to Class A Shares, Class B Shares, and Class C Shares as classes are expenses under the Corporation's Distribution Plan and fees for Shareholder Services. However, the Directors reserve the right to allocate certain other expenses to holders of Class A Shares, Class B Shares, and Class C Shares as they deem appropriate ("Class Expenses"). In any case, Class Expenses would be limited to: distribution fees; transfer agent fees as identified by the transfer agent as attributable to holders of Class A Shares, Class B Shares, and Class C Shares; fees for Shareholder Services; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and to state securities commissions; expenses related to administrative personnel and services as required to support holders of Class A Shares, Class B Shares, and Class C Shares; legal fees relating solely to Class A Shares, Class B Shares, and Class C Shares; and Directors' fees incurred as a result of issues relating solely to Class A Shares, Class B Shares, and Class C Shares.


                            SHAREHOLDER INFORMATION

VOTING RIGHTS


Each share of the Fund gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All Shares of each portfolio or class in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only Shares of that portfolio or class are entitled to vote. As of December 4, 1995, BHC Securities Inc., Philadelphia, PA, acting in various capacities for numerous accounts, was the owner of record of approximately 192,065 (25.71%) of the Class A Shares of the Fund, and therefore, may, for certain purposes, be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.


Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding Shares of all series entitled to vote.


                                TAX INFORMATION

FEDERAL INCOME TAX


The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.


The Fund will be treated as a single separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.
Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.


STATE AND LOCAL TAXES


Fund Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

                            PERFORMANCE INFORMATION

From time to time, the Fund advertises its total return and yield for each class of Shares including Fortress Shares (described under "Other Classes of Shares").

Total return represents the change, over a specific period of time, in the value of an investment in each class of Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of each class of Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by each class of Shares over a thirty-day period by the maximum offering price per share of each class on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by each class of Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.


The performance information reflects the effect of non-recurring charges, such as the maximum sales charge or contingent deferred sales charges, which, if excluded, would increase the total return and yield.


Total return and yield will be calculated separately for Class A Shares, Class B Shares, Class C Shares, and Fortress Shares.

From time to time, advertisements for the Class A Shares, Class B Shares, Class C Shares, and Fortress Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, Class C Shares, and Fortress Shares to certain indices.

                            OTHER CLASSES OF SHARES


The Fund also offers another class of shares called Fortress Shares. Fortress Shares are sold primarily to customers of financial institutions subject to a front-end sales charge, a contingent deferred sales charge and a minimum initial investment of $1,500, unless the investment is in a retirement account in which the minimum investment is $50.


Shares and Fortress Shares are subject to certain of the same expenses. Expense differences, however, between Shares and Fortress Shares may affect the performance of each class.
To obtain more information and a prospectus for Fortress Shares, investors may call 1-800-235-4669 or contact their financial institution.


                                    APPENDIX
                                  (UNAUDITED)

STANDARD AND POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATINGS

AAA--Debt rated AAA has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB--Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B--Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal payments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

AAA--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.
Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba--Bonds which are Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH INVESTORS SERVICE, INC., LONG-TERM DEBT RATINGS

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligator's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

ADDRESSES
--------------------------------------------------------------------------------

Investment Series Funds, Inc.
                    Federated Bond Fund                                    Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Distributor
                    Federated Securities Corp.                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Investment Adviser
                    Federated Advisers                                     Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Custodian
                    State Street Bank and Trust Company                    P.O. Box 8600
                                                                           Boston, Massachusetts 02266-8600
---------------------------------------------------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing Agent
                    Federated Services Company                             Federated Investors Tower
                                                                           Pittsburgh, Pennsylvania 15222-3779
---------------------------------------------------------------------------------------------------------------------------

Independent Auditors
                    Ernst & Young LLP                                      One Oxford Centre
                                                                           Pittsburgh, Pennsylvania 15219
---------------------------------------------------------------------------------------------------------------------------



                                        FEDERATED BOND FUND
                                        (FORMERLY, FORTRESS BOND FUND)
                                        (A PORTFOLIO OF INVESTMENT
                                        SERIES FUNDS, INC.)
                                        CLASS A SHARES
                                        CLASS B SHARES
                                        CLASS C SHARES

                                        PROSPECTUS

                                        An Open-End, Diversified
                                        Management Investment Company

                                        December 31, 1995


[LOGO] FEDERATED SECURITIES CORP.
       ---------------------------------------------
       Distributor
       A subsidiary of FEDERATED INVESTORS

       FEDERATED INVESTORS TOWER
       PITTSBURGH, PENNSYLVANIA 15222-3779
       Cusip 461444507
       Cusip 461444606
       Cusip 461444705
       G01271-01 (12/95)
--------------------------------------------------------------------------------
CAPITAL GROWTH FUND
(A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
CLASS A SHARES
PROSPECTUS

The Class A Shares of Capital Growth Fund (the "Fund") represent interests in a diversified portfolio of securities which is an investment portfolio of Investment Series Funds, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is appreciation of capital.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class A Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares and Class C Shares dated December 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, by calling 1-800-235-4669. To obtain other information, or make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1995

TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                         1
--------------------------------------------------
FINANCIAL HIGHLIGHTS                             2
--------------------------------------------------
GENERAL INFORMATION                              3
--------------------------------------------------
INVESTMENT INFORMATION                           3
--------------------------------------------------
  Investment Objective                           3
  Investment Policies                            3
  Portfolio Turnover                             6
  Investment Limitations                         7
NET ASSET VALUE                                  7
--------------------------------------------------
INVESTING IN CLASS A SHARES                      8
--------------------------------------------------
  Share Purchases                                8
  Minimum Investment Required                    9
  What Shares Cost                               9
  Eliminating or Reducing the Sales
    Charge                                      10
  Special Purchase Features                     12
EXCHANGE PRIVILEGE                              12
--------------------------------------------------
  Eliminating or Reducing Sales Charge          12
  Requirements for Exchange                     12
REDEEMING CLASS A SHARES                        13
--------------------------------------------------
  Contingent Deferred Sales Charge              15
  Elimination of Contingent Deferred
    Sales Charge                                15
  Systematic Withdrawal Program                 16

ACCOUNT AND SHARE INFORMATION                   16
--------------------------------------------------
  Certificates and Confirmations                16
  Dividends and Distributions                   16
  Accounts with Low Balances                    17

FUND INFORMATION                                17
--------------------------------------------------
  Management of the Corporation                 17
  Distribution of Class A Shares                18
  Administration of the Fund                    19

BROKERAGE TRANSACTIONS                          20
--------------------------------------------------
SHAREHOLDER INFORMATION                         20
--------------------------------------------------
  Voting Rights                                 20

TAX INFORMATION                                 20
--------------------------------------------------
  Federal Income Tax                            20
  State and Local Taxes                         21

PERFORMANCE INFORMATION                         21
--------------------------------------------------
OTHER CLASSES OF SHARES                         21
--------------------------------------------------
APPENDIX                                        23
--------------------------------------------------
ADDRESSES                                       25
--------------------------------------------------


                                       I

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                               CLASS A SHARES
                                      SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................      5.50%
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable) (1)...................................................................      0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................       None
Exchange Fee.....................................................................................       None


                                         ANNUAL OPERATING EXPENSES
                                  (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................      0.00%
12b-1 Fee (3)....................................................................................      0.06%
Total Other Expenses (after expense reimbursement)...............................................      1.19%
  Shareholder Services Fee (after waiver) (4).........................................      0.19%
        Total Operating Expenses (5).............................................................      1.25%


(1) Class A Shares purchased with proceeds of a redemption of shares of an unaffiliated investment company purchased and redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of 0.50 of 1.00% for redemptions made within one year of purchase. See "Contingent Deferred Sales Charge".

(2) The management fee has been waived to reflect state imposed expense limitations. The maximum management fee is 0.55% of average daily net assets plus 4.50% of gross income, excluding capital gains and losses.

(3) The maximum 12b-1 fee is 0.25%.

(4) The maximum shareholder services fee is 0.25%.

(5) The total operating expenses were 4.54% absent the waiver of the management fee, the voluntary waivers of a portion of the shareholder services fee and the 12b-1 fee, and a combination of both a state imposed limitation and voluntary reimbursement of certain other operating expenses.

   The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class A Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class A Shares" and "Fund Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

   Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------  ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of
each time period.................................................     $72        $92       $120       $198
You would pay the following expenses on the same investment,
assuming no redemption...........................................     $67        $92       $120       $198


   THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       1

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS A SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated December 12, 1995, on the Fund's financial statements for the year ended October 31, 1995, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's Financial Statements and Notes thereto, which may be obtained from the Fund.

                                                                                YEAR ENDED OCTOBER 31,
                                                                         -------------------------------------
                                                                          1995      1994      1993     1992(a)
-----------------------------------------------------------------------  -------   -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $11.31    $13.38    $11.84    $12.00
-----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
-----------------------------------------------------------------------
  Net investment income                                                    0.15      0.12      0.09      0.11
-----------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                   2.96     (1.25)     1.71     (0.18)
-----------------------------------------------------------------------  -------   -------   -------   -------
Total from investment operations                                           3.11     (1.13)     1.80     (0.07)
-----------------------------------------------------------------------  -------   -------   -------   -------
LESS DISTRIBUTIONS
-----------------------------------------------------------------------
  Distributions from net investment income                                (0.14)    (0.12)    (0.10)    (0.09)
-----------------------------------------------------------------------
  Distribution in excess of net investment income                          (.01)     --        --        --
-----------------------------------------------------------------------
  Distributions from net realized gain on investment transactions         (.001)    (0.82)    (0.16)     --
-----------------------------------------------------------------------  -------   -------   -------   -------
Total distributions                                                       (0.15)    (0.94)    (0.26)    (0.09)
-----------------------------------------------------------------------  -------   -------   -------   -------
NET ASSET VALUE, END OF PERIOD                                           $14.27    $11.31    $13.38    $11.84
-----------------------------------------------------------------------  -------   -------   -------   -------
                                                                         -------   -------   -------   -------
TOTAL RETURN (b)                                                          27.79%    (8.43%)   15.34%    (0.61%)
-----------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
-----------------------------------------------------------------------
  Expenses                                                                 1.25%     1.25%     1.25%     1.17%*
-----------------------------------------------------------------------
  Net investment income                                                    1.06%     1.00%     0.73%     1.19%*
-----------------------------------------------------------------------
  Expense waiver/reimbursement (c)                                         3.29%     2.79%     2.37%     1.33%*
-----------------------------------------------------------------------
SUPPLEMENTAL DATA
-----------------------------------------------------------------------
  Net assets, end of period (000 omitted)                                $13,069    $9,880   $11,609    $6,540
-----------------------------------------------------------------------
  Portfolio turnover                                                        160%       86%       74%       29%
-----------------------------------------------------------------------


*   Computed on an annualized basis.

(a) Reflects operations for the period from January 16, 1992 (date of initial public investment) to October 31, 1992.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) The Adviser waived all of the investment advisor fee and reimbursed $103,023 of certain operating expenses of the Fund, which represents .65% and .88%, of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.

                                       2

GENERAL INFORMATION
--------------------------------------------------------------------------------

The Corporation was incorporated under the laws of the State of Maryland on May 20, 1992. Prior to December 18, 1992, the Fund was operated as a portfolio of Investment Series Trust, a Massachusetts business trust established pursuant to a Declaration of Trust dated March 17, 1987. On December 18, 1992, the shareholders of the Fund voted to reorganize the Fund as a portfolio of the Corporation. The Articles of Incorporation permit the Corporation to offer separate series of shares of capital stock representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Directors of the Corporation (the "Directors") has established two classes of shares, known as Class A Shares and Class C Shares. This prospectus relates only to the Class A Shares (the "Shares") of the Fund.

Shares of the Fund are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of equity securities with prospects for above average growth in earnings and dividends or of companies where significant fundamental changes are taking place. A minimum initial investment of $500 is required, unless the investment is in a retirement account, in which case the minimum initial investment is $50. Shares are sold at net asset value plus a sales charge and are redeemed at net asset value; however, a contingent deferred sales charge is imposed on certain Shares. For a more complete description, see "Redeeming Class A Shares."

The Fund's current net asset value and offering price can be found in the mutual funds section of local newspapers under "Federated Liberty."

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Fund is appreciation of capital. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or of companies where significant fundamental changes are taking place. The Fund generally invests in companies with market capitalization of $100,000,000 or more. The investment policies may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. Equity securities are selected by the Fund's investment adviser, Federated Advisers (the "Adviser"), on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business.

                                       3

The fundamental changes which the Adviser will seek to identify in companies include, for example, restructuring of basic businesses or reallocations of assets which present opportunities for significant share price appreciation. At times, the Fund will invest in securities of companies which are deemed by the Adviser to be candidates for acquisition by other entities as indicated by changes in ownership, changes in standard price to value ratios, and an examination of other standard analytical indices. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in equity securities. However, the Fund is not required to purchase or sell these securities if the 65% investment level changes due to increases or decreases in the market value of portfolio securities.

The Fund may invest in preferred stocks, corporate bonds, debentures, notes, warrants, and put options on stocks. For temporary defensive purposes, the Fund may also invest in short-term money market instruments, U.S. government securities, and hold cash in such proportions as the Adviser may determine.

CORPORATE DEBT OBLIGATIONS. The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are rated B or better by a nationally recognized statistical rating organization ("NRSRO"). Corporate debt obligations that are not determined to be investment grade (rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc., or Baa or higher by Moody's Investors Service, Inc. ("Moody's")) are high-yield, high-risk bonds (i.e., "junk bonds"), typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Bonds rated BB or B, or Ba or B, respectively, by a NRSRO have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Downgraded securities will be evaluated on a case by case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A full description of the rating categories is contained in the Appendix to the Statement of Additional Information.

The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

REPURCHASE AGREEMENTS. The Fund may purchase acceptable investments pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, they could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES. The Fund intends to invest in restricted securities up to specific limitations. These limitations are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. The Fund will limit
investments   in    illiquid    securities,   including    certain    restricted

                                       4

securities not determined by the Directors to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors such as the Fund who agrees that the Fund is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information, or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objective. The Fund will only purchase securities issued in U.S. dollar denominations.

                                       5

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having an investment objective and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

PUT AND CALL OPTIONS. The Fund may purchase put options on stocks. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.

The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of call options by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

    RISKS. The effective use of options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the Adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been

                                       6

held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

    - borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

    - sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; nor

    - lend any of its assets except portfolio securities up to one-third of the value of its total assets.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.

The Fund will not:

    - invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessors;

    - commit more than 5% of its total assets to premiums on open put option positions;

    - invest more than 5% of its total assets in securities of one issuer (except cash and cash items, repurchase agreements collateralized by U.S. government securities, and U.S. government obligations) or purchase more than 10% of any class of voting securities of any one issuer; nor

    - invest more than 5% of its total assets in warrants.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Class A Shares in the market value of all securities and other assets of the

                                       7

Fund, subtracting the interest of the Class A Shares in the liabilities of the Fund and those attributable to the Class A Shares, and dividing the remainder by the total number of Class A Shares outstanding. The net asset values for Class C Shares may differ from that of Class A Shares due to the variance in daily net income realized by each respective class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INVESTING IN CLASS A SHARES
--------------------------------------------------------------------------------

SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through a financial institution which has a sales agreement with the distributor or directly from the distributor, Federated Securities Corp., once an account has been established. In connection with the sale of Shares, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions (such as a registered investment adviser) must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

DIRECTLY FROM  THE DISTRIBUTOR.   An  investor may  place an  order to  purchase
Shares directly from the distributor once an account has been established. To do so:

    - complete and sign the new account form available from the Fund;

    - enclose a check made payable to Capital Growth Fund--Class A Shares; and

    - mail   both  to  Federated  Services   Company,  P.O.  Box  8600,  Boston,
      Massachusetts 02266-8600.

Orders by mail are considered received after payment by check is converted by the transfer agent's bank into federal funds. This is generally the next business day after the transfer agent's bank receives the check.

                                       8

    BY WIRE. To purchase Shares directly from the distributor by wire once an account has been established, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts 02105; Attention: Mutual Fund Servicing Division; For Credit to: Capital Growth Fund--Class A Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on Columbus Day, Veterans' Day, or Martin Luther King Day. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in Shares is $500, unless the investment is in a retirement account, in which case the minimum initial investment is $50. Subsequent investments must be in amounts of at least $100, except for retirement accounts which must be in amounts of at least $50. (Financial institutions may impose different minimum investment requirements on their customers.)

WHAT SHARES COST

Shares are sold at their net asset value next determined after an order is received, plus a sales charge as follows:

                                SALES CHARGE AS A
                                  PERCENTAGE OF         SALES CHARGE AS A       DEALER CONCESSION AS A
                                 PUBLIC OFFERING    PERCENTAGE OF NET AMOUNT     PERCENTAGE OF PUBLIC
AMOUNT OF TRANSACTION                 PRICE                 INVESTED                OFFERING PRICE*
-----------------------------  -------------------  -------------------------  -------------------------
Less than $50,000                        5.50%                   5.82%                      5.00%
-----------------------------
$50,000 but less than
 $100,000                                4.50%                   4.71%                      4.00%
-----------------------------
$100,000 but less than
 $250,000                                3.75%                   3.90%                      3.25%
-----------------------------
$250,000 but less than
 $500,000                                2.50%                   2.56%                      2.25%
-----------------------------
$500,000 but less than
 $1,000,000                              2.00%                   2.04%                      1.80%
-----------------------------
$1,000,000 or greater                    0.00%                   0.00%                      0.25%
-----------------------------


*See sub-section entitled "Dealer Concession" on page  .

No sales charge is imposed for Class A Shares purchased through bank trust departments, investment advisers registered under the Investment Advisers Act of 1940, or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp., or its affiliates, or to shareholders designated as Liberty Life Members. However, investors who purchase Shares through a trust department, investment adviser, or retirement plan may be charged an additional service fee by the institution. Additionally, no sales charge is imposed for Class A Shares

                                       9

purchased through "wrap accounts" or similar programs, under which clients pay a fee or fees for services.

DEALER CONCESSION. For sales of Class A Shares, a dealer will normally receive up to 90% of the applicable sales charge. Any portion of the sales charge which is not paid to a dealer will be retained by the distributor. However, the distributor, may offer to pay dealers up to 100% of the sales charge retained by it. Such payments may take the form of cash or promotional incentives, such as reimbursement of certain expenses of qualified employees and their spouses to attend informational meetings about the Fund or other special events at recreational-type facilities, or items of material value. In some instances, these incentives will be made available only to dealers whose employees have sold or may sell a significant amount of Shares. On purchases of $1 million or more, the investor pays no sales charge; however, the distributor will make twelve monthly payments to the dealer totaling 0.25% of the public offering price over the first year following the purchase. Such payments are based on the original purchase price of Shares outstanding at each month end.
The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

ELIMINATING OR REDUCING THE SALES CHARGE

The sales charge can be eliminated or reduced on the purchase of Shares through:

    - quantity discounts and accumulated purchases;

    - concurrent purchases;

    - signing a 13-month letter of intent;

    - using the reinvestment privilege; or

    - purchases with proceeds from redemptions of unaffiliated investment company shares.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. As shown in the table on page 9, larger purchases reduce the sales charge paid. The Fund will combine purchases of Class A Shares made on the same day by the investor, the investor's spouse, and the investor's children under age 21 when it calculates the sales charge. In addition, the sales charge, if applicable, is reduced for purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Class A Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Class A Shares having a current value at the public offering price of $90,000 and he purchases $10,000 more at the current public offering price, the sales charge on the additional purchase according to the schedule now in effect would be 3.75%, not 4.50%.

To receive the sales charge elimination or reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the purchase is made that Class A Shares are already owned or that purchases are being combined. The Fund will reduce the sales charge after it confirms the purchases.

                                       10

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge elimination or reduction, a shareholder has the privilege of combining concurrent purchases of two or more Class A Shares in the Federated Funds, the purchase price of which includes a sales charge. For example, if a shareholder concurrently invested $30,000 in one of the other Class A Shares in the Federated Funds with a sales charge, and $20,000 in this Fund, the sales charge would be reduced.

To receive this sales charge reduction, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will reduce the sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase at least $50,000 of shares of the funds in the Federated Funds (excluding money market funds) over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the custodian to hold up to 5.50% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The Shares held in escrow in the shareholder's account will be released upon the fulfillment of the letter of intent or the end of the 13-month period, whichever comes first. If the amount specified in the letter of intent is not purchased, an appropriate number of escrowed Shares may be redeemed in order to realize the difference in the sales charge.

While this letter of intent will not obligate the shareholder to purchase Shares, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. At the time a letter of intent is established, current balances in accounts in any Class A Shares of any fund in the Federated Funds, excluding money market accounts, will be aggregated to provide a purchase credit towards fulfillment of the letter of intent. Prior trade prices will not be adjusted.

REINVESTMENT PRIVILEGE. If Class A Shares in the Fund have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his Class A Shares in the Fund, there may be tax consequences.

PURCHASES WITH PROCEEDS FROM REDEMPTIONS OF UNAFFILIATED INVESTMENT COMPANIES. Investors may purchase Class A Shares at net asset value, without a sales charge, with the proceeds from the redemption of shares of an unaffiliated investment company that were purchased or sold with a sales charge or commission and were not distributed by Federated Securities Corp. The purchase must be made within 60 days of the redemption, and Federated Securities Corp. must be notified by the investor in writing, or by his financial institution, at the time the purchase is made. From time to time, the Fund may offer dealers a payment of .50 of 1.00% for Shares purchased under this program. If Shares are purchased in this manner, Fund purchases will be subject to a contingent deferred sales charge for one year from the date of purchase.

                                       11

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM. Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking or savings account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their financial institution or the Fund to participate in this program.

RETIREMENT PLANS. Fund Shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Fund and consult a tax adviser.

EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

Class A shareholders may exchange all or some of their Shares for Class A Shares of other funds in the Federated Funds at net asset value. Neither the Fund nor any of the funds in the Federated Funds imposes any additional fees on exchanges.

The Fund has exchange privileges with the following Federated Funds:

American Leaders Fund, Inc.; Federated Bond Fund; Federated Small Cap Strategies Fund; Fund for U.S. Government Securities, Inc.; Federated International Equity Fund; Federated International Income Fund; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Utility Fund, Inc.; Limited Term Fund (Class A Shares only); Limited Term Municipal Fund (Class A Shares only); Michigan Intermediate Municipal Trust (Class A Shares only); Pennsylvania Municipal Income Fund (Class A Shares only); Strategic Income Fund; Tax-Free Instruments Trust (Class A Shares only); and, World Utility Fund.

Prospectuses for these funds are available by writing to Federated Securities Corp.

Shareholders of Class A Shares who have been designated Liberty Life Members are exempt from sales charges on future purchases in and exchanges between the Class A Shares of any funds in the Federated Funds, as long as they maintain a $500 balance in one of the Federated Funds.

ELIMINATING OR REDUCING SALES CHARGE

If a shareholder making such an exchange qualifies for an elimination or reduction of the sales charge, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution.

REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

                                       12

This privilege is available to shareholders resident in any state in which the Shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and proceeds invested in the same class of Shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.
Further information on the exchange privilege and prospectuses for the Federated Funds are available by contacting the Fund.

TAX CONSEQUENCES. An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

MAKING AN EXCHANGE. Instructions for exchanges for the Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Services Company, 500 Victory Road-2nd Floor, Quincy, Massachusetts 02171.

TELEPHONE INSTRUCTIONS. Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

Any Shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a Fund will not receive any dividend that is payable to shareholders of record on that date. This privilege may be modified or terminated at any time.

REDEEMING CLASS A SHARES
--------------------------------------------------------------------------------

Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made as described below. Redemptions of Shares held through retirement plans will be governed by the requirements of the respective plans.

REDEEMING SHARES THROUGH YOUR FINANCIAL INSTITUTION. Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives

                                       13

the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE. Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed. Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

                                       14

CONTINGENT DEFERRED SALES CHARGE

Class A Shares purchased under a periodic special offering with the proceeds of a redemption of shares of an unaffiliated investment company purchased or redeemed with a sales charge and not distributed by Federated Securities Corp. may be charged a contingent deferred sales charge of .50 of 1.00% for redemptions made within one full year of purchase. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than one full year from the date of purchase with respect to applicable Class A Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than one full year from the date of purchase with respect to applicable Class A Shares; and (3) Shares held for less than one full year from the date of purchase with respect to applicable Class A Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for shares of other funds in the Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held the shares from the date on which he became a shareholder of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge will not be charged in connection with exchanges of like Shares in other Federated Funds.

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees, and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940,

                                       15

or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Shares. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Shares. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution. Due to the fact that Shares are sold with a sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.

ACCOUNT AND SHARE INFORMATION
--------------------------------------------------------------------------------

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a Share account for each shareholder of record. Share certificates are not issued unless requested in writing to Federated Services Company.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the dividend disbursing agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

                                       16

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement accounts, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $500. This requirement does not apply, however, if the balance falls below $500 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE CORPORATION

BOARD OF DIRECTORS. The Corporation is managed by a Board of Directors. The Directors are responsible for managing the business affairs of the Corporation and for exercising all of the Corporation's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Corporation, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

    ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .55 of 1% of the Fund's average daily net assets plus 4.5% of the Fund's annual gross income, excluding any capital gains or losses. Gross income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all interest bearing obligations and dividend income recorded on the ex-dividend date but does not include capital gains or losses or reduction of expenses. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

                                       17

    ADVISER'S BACKGROUND. Federated Advisers, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

    Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

    Peter R. Anderson has been the Fund's senior portfolio manager since August 1994. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of the Fund's investment adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.

    James E. Grefenstette has been the Fund's co-portfolio manager since December 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's investment adviser since 1994. Mr. Grefenstette served as an investment analyst of the adviser from 1992 to 1994. Mr. Grefenstette served as a credit analyst with Westinghouse Credit Corporation from 1990 to 1992, and as a bond trader and then an Investment Officer with Pittsburgh National Bank from 1987 to 1990. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

DISTRIBUTION OF CLASS A SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of up to 0.25 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales support services as agents for their clients or customers.

                                       18

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Corporation and the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors (the "Federated Funds") as specified below:

              MAXIMUM                AVERAGE AGGREGATE DAILY NET ASSETS
         ADMINISTRATIVE FEE                OF THE FEDERATED FUNDS
        --------------------        ------------------------------------
             .150 of 1%             on the first $250 million
             .125 of 1%             on the next $250 million
             .100 of 1%             on the next $250 million
             .075 of 1%             on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

                                       19

BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Corporation's outstanding shares entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the

                                       20

shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.

STATE AND LOCAL TAXES

Fund Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises the total return and yield for Class A Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Class A Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Class A Shares is calculated by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by Class A Shares over a thirty-day period by the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Class A Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge and other similar non-recurring charges, such as the contingent deferred sales charge, which, if excluded, would increase the total return and yield.

Total return and yield will be calculated separately for Class A Shares and Class C Shares. Because Class C Shares may be subject to a shareholder services fee and a higher 12b-1 fee than Class A Shares, total return and yield for Class A Shares will likely exceed that of Class C Shares for the same period.

From time to time, advertisements for Class A Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares to certain indices.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers Class C Shares which are sold primarily to customers of financial institutions.

Class C Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a shareholder services fee. Investments in Class C Shares are subject to a minimum investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.

                                       21

Class A Shares and Class C Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares and Class C Shares may affect the performance of each class.

To obtain more information and a prospectus for Class C Shares, investors may call 1-800-235-4669 or contact their financial institution.

                                       22

APPENDIX
(UNAUDITED)
--------------------------------------------------------------------------------

STANDARD AND POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B--Debt rated "BB" or "B", is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates a low degree of speculation.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       23

APPENDIX--CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------
Baa--Bonds which are rated "Baa" are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                       24

ADDRESSES
--------------------------------------------------------------------------------

Investment Series Fund, Inc.
              Capital Growth Fund
              Class A Shares                 Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Distributor
              Federated Securities Corp.     Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Investment Adviser
              Federated Advisers             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Custodian
              State Street Bank and Trust
              Company                        P.O. Box 8600
                                             Boston, Massachusetts 02266-8600
--------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing
              Agent
              Federated Services Company     Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Independent Auditors
              Ernst & Young LLP              One Oxford Center
                                             Pittsburgh, Pennsylvania 15219
--------------------------------------------------------------------------------


                                       25


--------------------------------------------------------------------------------
                                               CAPITAL GROWTH FUND
                                               CLASS A SHARES

                                               PROSPECTUS
                                               A Diversified Portfolio of
                                               Investment Series Funds, Inc.,
                                               and Open-End Management
                                               Investment Company
                                               December 31, 1995

[FEDERATED SECURITIES CORP. LOGO]
           Distributor
           A subsidiary of FEDERATED INVESTORS
           FEDERATED INVESTORS TOWER
           PITTSBURGH, PA 15222-3779
           Cusip 461444200
           1102503A-A (12/95)              [RECYCLED PAPER LOGO]
                                           RECYCLED
                                           PAPER


--------------------------------------------------------------------------------
CAPITAL GROWTH FUND
(A PORTFOLIO OF INVESTMENT SERIES FUNDS, INC.)
CLASS C SHARES
PROSPECTUS
The Class C Shares of Capital Growth Fund (the "Fund") represent interests in a diversified portfolio of securities which is an investment portfolio of Investment Series Funds, Inc. (the "Corporation"), an open-end, management investment company (a mutual fund).

The investment objective of the Fund is appreciation of capital.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT INSURED OR GUARANTEED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Class C Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class C Shares and Class A Shares, dated December 31, 1995, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge, by calling 1-800-235-4669. To obtain other information, or make inquiries about the Fund, contact your financial institution.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Prospectus dated December 31, 1995
TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF FUND EXPENSES                         1
--------------------------------------------------
FINANCIAL HIGHLIGHTS--CLASS C SHARES             2
--------------------------------------------------
GENERAL INFORMATION                              3
--------------------------------------------------
INVESTMENT INFORMATION                           3
--------------------------------------------------
  Investment Objective                           3
  Investment Policies                            3
  Portfolio Turnover                             6
  Investment Limitations                         7
NET ASSET VALUE                                  7
--------------------------------------------------
INVESTING IN CLASS C SHARES                      8
--------------------------------------------------
  Share Purchases                                8
  Minimum Investment Required                    9
  Special Purchase Features                      9

EXCHANGE PRIVILEGE                               9
--------------------------------------------------
  Requirements for Exchange                     10
REDEEMING CLASS C SHARES                        11
--------------------------------------------------
  Contingent Deferred Sales Charge              12
  Elimination of Contingent Deferred
    Sales Charge                                13
  Systematic Withdrawal Program                 13

ACCOUNT AND SHARE INFORMATION                   14
--------------------------------------------------
  Certificates and Confirmations                14
  Dividends and Distributions                   14
  Accounts with Low Balances                    14

FUND INFORMATION                                14
--------------------------------------------------
  Management of the Corporation                 14
  Distribution of Class C Shares                16
  Administration of the Fund                    17

BROKERAGE TRANSACTIONS                          17
--------------------------------------------------
SHAREHOLDER INFORMATION                         17
--------------------------------------------------
  Voting Rights                                 17

TAX INFORMATION                                 18
--------------------------------------------------
  Federal Income Tax                            18
  State and Local Taxes                         18

PERFORMANCE INFORMATION                         18
--------------------------------------------------
OTHER CLASSES OF SHARES                         19
--------------------------------------------------
APPENDIX                                        20
--------------------------------------------------
ADDRESSES                                       22
--------------------------------------------------


                                       I

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

                                               CLASS C SHARES
                                      SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)....................       None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price).........       None
Contingent Deferred Sales Charge (as a percentage of original purchase price or redemption
  proceeds, as applicable) (1)...................................................................      1.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)...............................       None
Exchange Fee.....................................................................................       None


                                         ANNUAL OPERATING EXPENSES
                                  (As a percentage of average net assets)
Management Fee (after waiver) (2)................................................................      0.00%
12b-1 Fee........................................................................................      0.75%
Total Other Expenses (after expense reimbursement)...............................................      1.19%
  Shareholder Services Fee (after waiver) (3).........................................      0.19%
        Total Operating Expenses (4).............................................................      1.94%


(1) The contingent deferred sales charge assessed is 1.00% of the lesser of the original purchase price or the net asset value of Shares redeemed within one year of their purchase date. For a more complete description, see "Contingent Deferred Sales Charge".

(2) The management fee has been waived to reflect state imposed expense limitations. The maximum management fee is 0.55% of average daily net assets plus 4.50% of gross income, excluding capital gains and losses.

(3) The maximum shareholder services fee is 0.25%.

(4) The total operating expenses were 5.04% absent the waiver of the management fee, the voluntary waiver of a portion of the shareholder services fee, and a combination of both a state imposed limitation and voluntary reimbursement of certain other operating expenses.

    The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of Class C Shares will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Investing in Class C Shares" and "Fund Information". Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

    Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted under the rules of the National Association of Securities Dealers, Inc.

EXAMPLE                                                             1 YEAR     3 YEARS    5 YEARS   10 YEARS
-----------------------------------------------------------------  ---------  ---------  ---------  ---------
You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of
each time period.................................................     $30        $61       $105       $226
You would pay the following expenses on the same investment,
assuming no redemption...........................................     $20        $61       $105       $226


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

                                       1

CAPITAL GROWTH FUND

FINANCIAL HIGHLIGHTS--CLASS C SHARES
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

The following table has been audited by Ernst & Young LLP, the Fund's independent auditors. Their report, dated December 12, 1995, on the Fund's financial statements for the year ended October 31, 1995, is included in the Annual Report, which is incorporated by reference. This table should be read in conjunction with the Fund's Financial Statements and Notes thereto, which may be obtained from the Fund.

                                                      YEAR ENDED OCTOBER 31,
                                                    ---------------------------
                                                     1995      1994     1993(a)
--------------------------------------------------  -------   -------   -------
NET ASSET VALUE, BEGINNING OF PERIOD                $11.31    $13.36    $12.39
--------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------
  Net investment income                               0.05      0.04     (0.01)
--------------------------------------------------
  Net realized and unrealized gain (loss) on
    investments                                       2.96     (1.23)     0.98
--------------------------------------------------  -------   -------   -------
  Total from investment operations                    3.01     (1.19)     0.97
--------------------------------------------------  -------   -------   -------
LESS DISTRIBUTIONS
--------------------------------------------------
  Distributions from net investment income           (0.05)    (0.04)     --
--------------------------------------------------
  Distribution in excess of net investment income    (0.02)     --        --
--------------------------------------------------
  Distributions from net realized gain on
    investment transactions                          (.001)    (0.82)     --
--------------------------------------------------  -------   -------   -------
Total distributions                                  (0.07)    (0.86)     --
--------------------------------------------------  -------   -------   -------
NET ASSET VALUE, END OF PERIOD                      $14.25    $11.31    $13.36
--------------------------------------------------  -------   -------   -------
                                                    -------   -------   -------
TOTAL RETURN (b)                                     26.78%    (8.90%)    7.83%
--------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
--------------------------------------------------
  Expenses                                            1.94%     2.00%     2.00%*
--------------------------------------------------
  Net investment income                               0.38%     0.35%    (0.18%)*
--------------------------------------------------
  Expense waiver/reimbursement (c)                    3.10%     2.73%     2.37%*
--------------------------------------------------
SUPPLEMENTAL DATA
--------------------------------------------------
  Net assets, end of period (000 omitted)           $1,354    $1,049    $  314
--------------------------------------------------
  Portfolio turnover                                   160%       86%       74%
--------------------------------------------------


*   Computed on an annualized basis.

(a) Reflects operations for the period from April 13, 1993 (date of initial public investment) to October 31, 1993.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) The Adviser waived all of the investment advisory fee and reimbursed $103,023 of certain operating expenses of the Fund, which represents .65% and .88% of average net assets, respectively, to comply with certain state expense limitations. The remainder of the reimbursement was voluntary. This expense decrease is reflected in both the expense and net investment income ratios shown above.

Further information about the Fund's performance is contained in the Fund's Annual Report for the fiscal year ended October 31, 1995, which can be obtained free of charge.

                                       2

GENERAL INFORMATION
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The Corporation was incorporated under the laws of the State of Maryland on May 20, 1992. Prior to December 18, 1992, the Fund was operated as a portfolio of Investment Series Trust, a Massachusetts business trust established pursuant to a Declaration of Trust dated March 17, 1987. On December 18, 1992, the shareholders of the Fund voted to reorganize the Fund as a portfolio of the Corporation. The Articles of Incorporation permit the Corporation to offer separate series of shares of capital stock representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to this Fund, as of the date of this prospectus, the Board of Directors of the Corporation (the "Directors") has established two classes of shares, known as Class C Shares and Class A Shares. This prospectus relates only to the Class C Shares (the "Shares") of the Fund.

Shares of the Fund are designed for individuals as a convenient means of accumulating an interest in a professionally managed, diversified portfolio of equity securities with prospects for above average growth in earnings and dividends or of companies where significant fundamental changes are taking place. A minimum initial investment of $1,500 is required, unless the investment is in a retirement account, in which case the minimum investment is $50. Shares are sold at net asset value. However, a contingent deferred sales charge of 1.00% will be imposed on assets redeemed within the first twelve months following purchase.

The Fund's current net asset value can be found in the mutual funds section of local newspapers under "Federated Liberty."

INVESTMENT INFORMATION
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INVESTMENT OBJECTIVE

The investment objective of the Fund is appreciation of capital. The investment objective cannot be changed without approval of shareholders. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus.

INVESTMENT POLICIES

The Fund pursues its investment objective by investing primarily in equity securities of companies with prospects for above-average growth in earnings and dividends or of companies where significant fundamental changes are taking place. The Fund generally invests in companies with market capitalization of $100,000,000 or more. The investment policies may be changed by the Directors without shareholder approval. Shareholders will be notified before any material change in these policies becomes effective.

ACCEPTABLE INVESTMENTS. Equity securities are selected by the Fund's investment adviser, Federated Advisers (the "Adviser"), on the basis of traditional research techniques, including assessment of earnings and dividend growth prospects and of the risk and volatility of each company's business.

                                       3

The fundamental changes which the Adviser will seek to identify in companies include, for example, restructuring of basic businesses or reallocations of assets which present opportunities for significant share price appreciation. At times, the Fund will invest in securities of companies which are deemed by the Adviser to be candidates for acquisition by other entities as indicated by changes in ownership, changes in standard price to value ratios, and an examination of other standard analytical indices. Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in equity securities. However, the Fund is not required to purchase or sell these securities if the 65% investment level changes due to increases or decreases in the market value of portfolio securities.

The Fund may invest in preferred stocks, corporate bonds, debentures, notes, warrants, and put options on stocks. For temporary defensive purposes, the Fund may also invest in short-term money market instruments, U.S. government securities, and hold cash in such proportions as the Adviser may determine.

CORPORATE DEBT OBLIGATIONS. The Fund may invest up to 35% of the value of its total assets in corporate debt obligations that are rated B or better by a nationally recognized statistical rating organization ("NRSRO"). Corporate debt obligations that are not determined to be investment grade (rated BBB or higher by Standard & Poor's Ratings Group ("S&P") or Fitch Investors Service, Inc., or Baa or higher by Moody's Investors Service, Inc. ("Moody's")) are high-yield, high-risk bonds (i.e., "junk bonds"), typically subject to greater market fluctuations and greater risk of loss of income and principal due to an issuer's default. To a greater extent than investment grade bonds, lower rated bonds tend to reflect short-term corporate, economic, and market developments, as well as investor perceptions of the issuer's credit quality. In addition, lower rated bonds may be more difficult to dispose of or to value than higher-rated, lower-yielding bonds. Bonds rated BB or B, or Ba or B, respectively, by a NRSRO have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. Downgraded securities will be evaluated on a case by case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment. If not, the security will be sold. A full description of the rating categories is contained in the Appendix to the Statement of Additional Information.

The prices of fixed income securities generally fluctuate inversely to the direction of interest rates.

REPURCHASE AGREEMENTS. The Fund may purchase acceptable investments pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, they could receive less than the repurchase price on any sale of such securities.

RESTRICTED AND ILLIQUID SECURITIES. The Fund intends to invest in restricted securities up to specific limitations. These limitations are not applicable to commercial paper issued under Section 4(2) of the Securities Act of 1933. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objective and policies but which are subject to restriction on resale under federal securities law. The Fund will limit investments in illiquid securities, including certain restricted

                                       4

securities not determined by the Directors to be liquid, and repurchase agreements providing for settlement in more than seven days after notice, to 15% of net assets.

The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities law and is generally sold to institutional investors such as the Fund who agrees that the Fund is purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or the investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Directors are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Directors, including Section 4(2) commercial paper, as determined by the Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund intends to not subject such paper to the limitation applicable to restricted securities.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete the transaction may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more/less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investments in domestic issuers. These considerations include the possibility of expropriation, the unavailability of financial information, or the difficulty of interpreting financial information prepared under foreign accounting standards, less liquidity and more volatility in foreign securities markets, the impact of political, social, or diplomatic developments, and the difficulty of assessing economic trends in foreign countries. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Transaction costs in foreign securities may be higher. The Adviser will consider these and other factors before investing in foreign securities and will not make such investments unless, in its opinion, such investments will meet the Fund's standards and objective. The Fund will only purchase securities issued in U.S. dollar denominations.

                                       5

INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, but it will not own more than 3% of the total outstanding voting stock of any investment company, invest more than 5% of its total assets in any one investment company, or invest more than 10% of its total assets in investment companies in general. The Fund will only invest in other investment companies that are money market funds having an investment objective and policies similar to its own and primarily for the purpose of investing short-term cash which has not yet been invested in other portfolio instruments. The Adviser will waive its investment advisory fee on assets invested in securities of open-end investment companies.

PUT AND CALL OPTIONS. The Fund may purchase put options on stocks. These options will be used only as a hedge to attempt to protect securities which the Fund holds against decreases in value. The Fund may purchase these put options as long as they are listed on a recognized options exchange and the underlying stocks are held in its portfolio.

The Fund may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Fund writes and sells must be listed on a recognized options exchange. Writing of call options by the Fund is intended to generate income for the Fund and thereby protect against price movements in particular securities in the Fund's portfolio.

    RISKS. The effective use of options as hedging techniques depends on the correlation between their prices and the behavior of the Fund's portfolio securities as well as the Adviser's ability to accurately predict the direction of stock prices, interest rates and other relevant economic factors. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Fund's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Fund's ability to effectively hedge its portfolio.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend portfolio securities on a short-term or a long-term basis up to one-third of the value of its total assets to broker/dealers, banks, or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PORTFOLIO TURNOVER

Although the Fund does not intend to invest for the purpose of seeking short-term profits, securities in its portfolio will be sold whenever the Adviser believes it is appropriate to do so in light of the Fund's investment objective, without regard to the length of time a particular security may have been

                                       6

held. The Fund's rate of portfolio turnover may exceed that of certain other mutual funds with the same investment objective. A higher rate of portfolio turnover involves correspondingly greater transaction expenses which must be borne directly by the Fund and, thus, indirectly by its shareholders. In addition, a high rate of portfolio turnover may result in the realization of larger amounts of capital gains which, when distributed to the Fund's shareholders, are taxable to them. (Further information is contained in the Fund's Statement of Additional Information within the sections "Brokerage Transactions" and "Tax Status"). Nevertheless, transactions for the Fund's portfolio will be based only upon investment considerations and will not be limited by any other considerations when the Adviser deems it appropriate to make changes in the Fund's portfolio.

INVESTMENT LIMITATIONS

The Fund will not:

    - borrow money directly or through reverse repurchase agreements (arrangements in which the Fund sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) or pledge securities except, under certain circumstances, the Fund may borrow up to one-third of the value of its total assets and pledge up to 10% of the value of those assets to secure such borrowings;

    - sell securities short except, under strict limitations, the Fund may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions; nor

    - lend any of its assets except portfolio securities up to one-third of the value of its total assets.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Directors without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective.

The Fund will not:

    - invest more than 5% of its total assets in securities of issuers that have records of less than three years of continuous operations including the operation of any predecessors;

    - commit more than 5% of its total assets to premiums on open put option positions;

    - invest more than 5% of its total assets in securities of one issuer (except cash and cash items, repurchase agreements collateralized by U.S. government securities, and U.S. government obligations) or purchase more than 10% of any class of voting securities of any one issuer; nor

    - invest more than 5% of its total assets in warrants.

NET ASSET VALUE
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The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Class C Shares in the market value of all securities and other assets of the

                                       7

Fund, subtracting the interest of the Class C Shares in the liabilities of the Fund and those attributable to the Class C Shares, and dividing the remainder by the total number of Class C Shares outstanding. The net asset values for Class A Shares may differ from that of Class C Shares due to the variance in daily net income realized by each respective class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; or (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

INVESTING IN CLASS C SHARES
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SHARE PURCHASES

Shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased through a financial institution which has a sales agreement with the distributor or directly from the distributor, Federated Securities Corp., once an account has been established. In connection with the sale of Shares, Federated Securities Corp. may from time to time offer certain items of nominal value to any shareholder or investor. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders placed through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions (such as a registered investment adviser) must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.

DIRECTLY  FROM THE  DISTRIBUTOR.   An investor  may place  an order  to purchase
Shares directly from the distributor once an account has been established. To do so:

    - complete and sign the new account form available from the Fund;

    - enclose a check made payable to Capital Growth Fund--Class C Shares; and

    - mail  both  to  Federated  Services   Company,  P.O.  Box  8600,   Boston,
      Massachusetts 02266-8600.

Orders by mail are considered received after payment by check is converted by the transfer agent's bank into federal funds. This is generally the next business day after the transfer agent's bank receives the check.

                                       8

    BY WIRE. To purchase Shares directly from the distributor by wire, call the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows: Federated Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts 02105; Attention:
    Mutual Fund Servicing Division; For Credit to: Capital Growth Fund--Class C Shares; Fund Number (this number can be found on the account statement or by contacting the Fund); Group Number or Order Number; Nominee or Institution Name; ABA Number 011000028. Shares cannot be purchased by wire on Columbus Day, Veterans' Day, or Martin Luther King Day. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED

The minimum initial investment in Shares is $1,500, unless the investment is in a retirement account, in which case the minimum initial investment is $50. Subsequent investments must be in amounts of at least $100, except for retirement accounts, which must be in amounts of at least $50. (Financial institutions may impose different minimum investment requirements on their customers.)

SPECIAL PURCHASE FEATURES

SYSTEMATIC INVESTMENT PROGRAM. Once a Fund account has been opened, shareholders may add to their investment on a regular basis in a minimum amount of $100. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking or savings account at an Automated Clearing House ("ACH") member and invested in the Fund at the net asset value next determined after an order is received by the Fund, plus the sales charge, if applicable. Shareholders should contact their financial institution or the Fund to participate in this program.

RETIREMENT PLANS. Fund Shares can be purchased as an investment for retirement plans or IRA accounts. For further details, contact the Fund and consult a tax adviser.

EXCHANGE PRIVILEGE
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Class C shareholders may exchange all or some of their Shares for Class C Shares of other funds in the Federated Funds at net asset value without a contingent deferred sales charge. (Not all funds in the Federated Funds currently offer Class C Shares. Contact your financial institution regarding the availability of other Class C Shares in the Federated Funds.) Participants in a retirement plan under the Program may exchange some or all of their Shares for Class C Shares of other funds offered under their plan at net asset value without a contingent deferred sales charge. To the extent that a shareholder exchanges Shares for Class C Shares in other funds in the Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period. For more information, see "Contingent Deferred Sales Charge."

                                       9

The Fund has exchange privileges with the following Federated Funds:

American Leaders Fund, Inc.; Federated Bond Fund; Federated Small Cap Strategies Fund; Fund for U.S. Government Securities, Inc.; Federated International Equity Fund; Federated International Income Fund; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Utility Fund, Inc.; Strategic Income Fund; and, World Utility Fund.

Prospectuses for these funds are available by writing to Federated Securities Corp.

REQUIREMENTS FOR EXCHANGE

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.

This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, Shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund. The exchange privilege may be modified or terminated at any time. Shareholders will be notified of the modification or termination of the exchange privilege.

Shares in certain Federated Funds which are advised by subsidiaries or affiliates of Federated Investors may also be exchanged for Shares. Such exchanges may be subject to a contingent deferred sales charge and possibly a sales charge.

Further information on the exchange privilege and prospectuses for the Federated Funds or certain of the Funds (as defined in the Statement of Additional Information) are available by contacting the Fund.

TAX CONSEQUENCES. An exercise of the exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a capital gain or loss may be realized.

MAKING AN EXCHANGE. Instructions for exchanges for the Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee. Shareholders of the Fund may have difficulty in making exchanges by telephone through brokers and other financial institutions during times of drastic economic or market changes. If a shareholder cannot contact his broker or financial institution by telephone, it is recommended that an exchange request be made in writing and sent by overnight mail to Federated Services Company, 500 Victory Road-2nd Floor, Quincy, Massachusetts 02171.

TELEPHONE INSTRUCTIONS. Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.

                                       10

Any Shares held in certificate form cannot be exchanged by telephone but must be forwarded to Federated Services Company, P.O. Box 8600, Boston, Massachusetts 02266-8600 and deposited to the shareholder's account before being exchanged. Telephone exchange instructions are recorded and will be binding upon the shareholder. Such instructions will be processed as of 4:00 p.m. (Eastern time) and must be received by the Fund before that time for Shares to be exchanged the same day. Shareholders exchanging into a Fund will not receive any dividend that is payable to shareholders of record on that date. This privilege may be modified or terminated at any time.

REDEEMING CLASS C SHARES
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Shares are redeemed at their net asset value, less any applicable contingent deferred sales charge, next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made, as described below. Redemptions of Shares held through retirement plans will be governed by the requirements of the respective plans.

REDEEMING SHARES THROUGH YOUR FINANCIAL INSTITUTION. Shares of the Fund may be redeemed by calling your financial institution to request the redemption. Shares will be redeemed at the net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 p.m. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions (such as banks) must be received by the financial institution and transmitted to the Fund before 4:00 p.m. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions. Customary fees and commissions may be charged by the financial institution for this service.

REDEEMING SHARES BY TELEPHONE. Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund

                                       11

shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL. Shares may be redeemed in any amount by mailing a written request to: Federated Services Company, P.O. Box 8600, Boston, MA
02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Class designation; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Fund does not accept signatures guaranteed by a notary public.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Class C Shares from their Fund accounts within one full year of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of 1.00%. Any applicable contingent deferred sales charge will be imposed on the lesser of the net asset value of the redeemed Shares at the time of purchase or the net asset value of the redeemed Shares at the time of redemption.

The contingent deferred sales charge will be deducted from the redemption proceeds otherwise payable to the shareholder and will be retained by the distributor. The contingent deferred sales charge will not be imposed with respect to: (1) Shares acquired through the reinvestment of dividends or distributions of long-term capital gains; and (2) Shares held for more than one full year from the date of purchase with respect to Class C Shares. Redemptions will be processed in a manner intended to maximize the amount of redemption which will not be subject to a contingent deferred sales charge. In computing the amount of the applicable contingent deferred sales charge, redemptions are deemed to have occurred in the following order: (1) Shares acquired through the reinvestment of dividends and long-term capital gains; (2) Shares held for more than one full year from the date of purchase with respect to Class C Shares; and
(3) Shares held for less than one full year from the date of purchase with respect to Class C Shares on a first-in, first-out basis. A contingent deferred sales charge is not assessed in connection with an exchange of Fund Shares for shares of other funds in the Federated Funds in the same class (see "Exchange Privilege"). Any contingent deferred sales charge imposed at the time the exchanged-for shares are redeemed is calculated as if the shareholder had held
the   shares   from   the    date   on   which    he   became   a    shareholder

                                       12

of the exchanged-from shares. Moreover, the contingent deferred sales charge will be eliminated with respect to certain redemptions (see "Elimination of Contingent Deferred Sales Charge").

ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE

A contingent deferred sales charge will not be charged in connection with exchanges of like Shares in other Federated Funds.

The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of a shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; and (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees, and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Directors reserve the right to discontinue elimination of the contingent deferred sales charge. Shareholders will be notified of such elimination. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that he is entitled to such elimination.

SYSTEMATIC WITHDRAWAL PROGRAM

Shareholders who desire to receive payments of a predetermined amount not less than $100 may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in Shares. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in Shares. To be eligible to participate in this program, a shareholder must have an account value of at least $10,000. A shareholder may apply for participation in this program through his financial institution.

                                       13
ACCOUNT AND SHARE INFORMATION
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CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Services Company maintains a Share account for each shareholder of record. Share certificates are not issued unless requested in writing to Federated Services Company.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Quarterly confirmations are sent to report dividends paid during that quarter.

DIVIDENDS AND DISTRIBUTIONS

Dividends are declared and paid quarterly to all shareholders invested in the Fund on the record date. Distributions of any net realized long-term capital gains will be made at least once every twelve months. Dividends and distributions are automatically reinvested in additional Shares on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the dividend disbursing agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account, except retirement accounts, and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value.

Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.

FUND INFORMATION
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MANAGEMENT OF THE CORPORATION

BOARD OF DIRECTORS. The Corporation is managed by a Board of Directors. The Directors are responsible for managing the business affairs of the Corporation and for exercising all of the Corporation's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Directors' responsibilities between meetings of the Directors.

INVESTMENT ADVISER. Pursuant to an investment advisory contract with the Corporation, investment decisions for the Fund are made by Federated Advisers, the Fund's investment adviser, subject to direction by the Directors. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

                                       14

Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors, and could result in severe penalties.

    ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .55 of 1% of the Fund's average daily net assets plus 4.5% of the Fund's annual gross income, excluding any capital gains or losses. Gross income includes, in general, discount earned on U.S. Treasury bills and agency discount notes, interest earned on all interest bearing obligations and dividend income recorded on the ex-dividend date but does not include capital gains or losses or reduction of expenses. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

    ADVISER'S  BACKGROUND.    Federated  Advisers,  a  Delaware  business  trust
    organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of
    Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.

    Federated Advisers and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $72 billion invested across more than 260 funds under management and/or administration by its subsidiaries, as of December 31, 1994, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,750 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

    Peter R. Anderson has been the Fund's senior portfolio manager since August 1994. Mr. Anderson joined Federated Investors in 1972 as, and is presently, a Senior Vice President of the Fund's investment adviser. Mr. Anderson is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Wisconsin.

    James E. Grefenstette has been the Fund's co-portfolio manager since December 1994. Mr. Grefenstette joined Federated Investors in 1992 and has been an Assistant Vice President of the Fund's investment adviser since 1994. Mr. Grefenstette served as an investment analyst of the adviser from 1992 to 1994. Mr. Grefenstette served as a credit analyst with Westinghouse

                                       15

    Credit Corporation from 1990 to 1992, and as a bond trader and then an Investment Officer with Pittsburgh National Bank from 1987 to 1990. Mr. Grefenstette received his M.S.I.A. from Carnegie Mellon University.

DISTRIBUTION OF CLASS C SHARES

Federated Securities Corp. is the principal distributor for Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.
DISTRIBUTION PLAN AND SHAREHOLDER SERVICES. Under a distribution plan adopted in accordance with Investment Company Act Rule 12b-1 (the "Distribution Plan"), the Fund may pay to the distributor an amount, computed at an annual rate of
0.75 of 1% of the average daily net asset value of Shares to finance any activity which is principally intended to result in the sale of Shares subject to the Distribution Plan. The distributor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisers, and broker/dealers to provide sales support services as agents for their clients or customers.

The Distribution Plan is a compensation-type plan. As such, the Fund makes no payments to the distributor except as described above. Therefore, the Fund does not pay for unreimbursed expenses of the distributor, including amounts expended by the distributor in excess of amounts received by it from the Fund, interest, carrying or other financing charges in connection with excess amounts expended, or the distributor's overhead expenses. However, the distributor may be able to recover such amount or may earn a profit from future payments made by the Fund under the Distribution Plan.

In addition, the Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund may make payments up to 0.25 of 1% of the average daily net asset value of Shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon Shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Fund and Federated Shareholder Services.

SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees as financial assistance for providing substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing

                                       16

support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND

ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Corporation and the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors (the "Federated Funds") as specified below:

                 MAXIMUM                  AVERAGE AGGREGATE DAILY NET ASSETS
           ADMINISTRATIVE FEE                   OF THE FEDERATED FUNDS
        -------------------------        ------------------------------------
               .150 of 1%                on the first $250 million
               .125 of 1%                on the next $250 million
               .100 of 1%                on the next $250 million
               .075 of 1%                on assets in excess of $750 million


The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS
--------------------------------------------------------------------------------

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS

Each Share gives the shareholder one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Corporation have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.

As a Maryland corporation, the Corporation is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Fund's operation and for the election of Directors under certain circumstances.

                                       17

Directors may be removed by the Directors or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Corporation's outstanding shares entitled to vote.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Fund will pay no federal income tax because the Fund expects to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

The Fund will be treated as a single, separate entity for federal income tax purposes so that income (including capital gains) and losses realized by the Corporation's other portfolios, if any, will not be combined for tax purposes with those realized by the Fund.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.
STATE AND LOCAL TAXES

Fund Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Fund advertises the total return and yield for Class C Shares.

Total return represents the change, over a specified period of time, in the value of an investment in Class C Shares after reinvesting all income and capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Class C Shares is calculated by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by Class C Shares over a thirty-day period by the maximum offering price per Share on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Class C Shares and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

                                       18

The performance information reflects the effect of non-recurring charges, such as the contingent deferred sales charge, which, if excluded, would increase the total return and yield.
Total return and yield will be calculated separately for Class C Shares and Class A Shares. Because Class A Shares may be subject to a lower 12b-1 fee than Class C Shares, total return and yield for Class A Shares will likely exceed that of Class C Shares for the same period.

From time to time, advertisements for Class C Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class C Shares to certain indices.

OTHER CLASSES OF SHARES
--------------------------------------------------------------------------------

The Fund also offers Class A Shares which are sold primarily to customers of financial institutions.

Class A Shares are sold subject to a front-end sales charge, a Rule 12b-1 Plan and shareholder services fee. Investments in Class A Shares are subject to a minimum initial investment of $500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class A Shares and Class C Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares and Class C Shares may affect the performance of each class.

To obtain more information and a prospectus for Class C Shares, investors may call 1-800-235-4669 or contact their financial institution.

                                       19

APPENDIX
(UNAUDITED)
--------------------------------------------------------------------------------
STANDARD AND POOR'S RATING GROUP ("S&P") CORPORATE BOND RATINGS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B--Debt rated "BB" or "B", is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates a low degree of speculation.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

AAA--Bonds which are rated "AAA" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "AA" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                       20

APPENDIX--CONTINUED
(UNAUDITED)
--------------------------------------------------------------------------------
BAA--Bonds which are rated "BAA" are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA--Bonds which are "BA" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

FITCH INVESTORS SERVICE, INC. SHORT-TERM DEBT RATINGS

F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the F-1+ and F-1 categories.

                                       21

ADDRESSES
--------------------------------------------------------------------------------

Investment Series Funds, Inc.
              Capital Growth Fund            Federated Investors Tower
              Class C Shares                 Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Distributor
              Federated Securities Corp.     Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Investment Adviser
              Federated Advisers             Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Custodian
              State Street Bank and Trust
              Company                        P.O. Box 8600
                                             Boston, Massachusetts 02266-8600
--------------------------------------------------------------------------------

Transfer Agent and Dividend Disbursing
              Agent
              Federated Services Company     Federated Investors Tower
                                             Pittsburgh, Pennsylvania 15222-3779
--------------------------------------------------------------------------------

Independent Auditors
              Ernst & Young LLP              One Oxford Centre
                                             Pittsburgh, Pennsylvania 15219
--------------------------------------------------------------------------------


                                       22


--------------------------------------------------------------------------------
                                               CAPITAL GROWTH FUND
                                               CLASS C SHARES

                                               PROSPECTUS
                                               A Diversified Portfolio of
                                               Investment Series Fund, Inc., an
                                               Open-End
                                               Management Investment Company
                                               December 31, 1995

[FEDERATED SECURITIES CORP. LOGO]
           Distributor
           A subsidiary of FEDERATED INVESTORS
           FEDERATED INVESTORS TOWER
           PITTSBURGH, PA 15222-3779
           CUSIP 461444408
           1102503A-C (12/95)              [RECYCLED PAPER LOGO]
                                           RECYCLED
                                           PAPER



A1.       The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/20/87 to 10/31/95. The "y" axis is measured in increments of $3,000 ranging from $0 to $21,000 and indicates that the ending value of hypothetical initial investment of $9,000 in the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $20,322 on 10/31/95.

A2.       The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color coded mountain chart is a visual representation of the narrative text above it. The "x" axis reflects computation periods from 5/20/87 to 10/31/95. The "y" axis is measured in increments of $4,000 ranging from $0 to $16,000 and indicates that the ending value of hypothetical yearly investments of $1,000 in the Fund, assuming the reinvestment of capital gains and dividends,would have grown to $14,795 on 10/31/95.

A3.       The graphic presentation here displayed consists of a boxed legend in the upper left quadrant indicating the components of the corresponding mountain chart. The color-coded mountain chart is a visual representation of the narrative text beneath it. The "x" axis reflects computation periods from 5/20/87 to 10/31/95. The "y" axis is measured in increments of $6,000 ranging from $0 to $48,000 and indicates that the ending value of a hypothetical initial investment of $20,000 on 5/20/87 would have grown to $45,160 on 10/31/95.

A4.       The graphic presentation here displayed consists of a line graph.  The corresponding components of the line graph are listed underneath. The Class A Shares of Federated Bond Fund based on a 4.5% sales load are represented by a solid line. The Lipper Corporate Debt Funds BBB Rated Average ("LCDBBB") is represented by a single broken line. The Lehman Brothers Corporate Bond Index ("LBCBI") is represented by a double broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LCDBBB and the LBCBI. The "x" axis reflects computation periods from 6/28/95 to 10/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 4.5% sales load, as compared to the LCDBBB and LBCBI; the ending values were $10,369, $10,346 and $9,929, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Return since the start of performance, which was (0.71%).

A5. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class B Shares of Federated Bond Fund based on a 5.5% contingent deferred sales charge are represented by a solid line. The Lipper Corporate Debt Funds BBB Rated Average ("LCDBBB") is represented by a single broken line. The Lehman Brothers Corporate Bond Index ("LBCBI") is represented by a double broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class B Shares of the fund and the LCDBBB and the LBCBI. The "x" axis reflects computation periods from 6/28/95 to 10/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class B Shares based on a 5.5% contingent deferred sales charge, as compared to the LCDBBB and LBCBI; the ending values were $10,369, $10,346 and $9,809, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class B Shares Average Annual Total Return since the start of performance, which was (1.91%).

A6. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Federated Bond Fund are represented by a solid line. The Lipper Corporate Debt Funds BBB Rated Average ("LCDBBB") is represented by a single broken line. The Lehman Brothers Corporate Bond Index ("LBCBI") is represented by a double broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the LCDBBB and the LBCBI. The "x" axis reflects computation periods from 6/28/95 to 10/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, as compared to the LCDBBB and LBCBI; the ending values were $10,369, $10,346 and $10,266, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class C Shares Average Annual Total Return since the start of performance, which was 2.66%.

A7. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. Fortress Shares of Federated Bond Fund are represented by a solid line. The Lipper Corporate Debt Funds BBB Rated Average ("LCDBBB") is represented by a single broken line. The Lehman Brothers Corporate Bond Index ("LBCBI") is represented by a double broken dotted line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fortress Shares of the fund and the LCDBBB and the LBCBI. The "x" axis reflects computation periods from 5/20/87 to 10/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Fortress Shares, as compared to the LCDBBB and LBCBI; the ending values were $22,731, $20,770 and $22,581, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Fortress Shares Average Annual Total Return since the start of performance and the 1 and 5 year periods ended October 31,1995, which were 10.12%, 14.3%, and 17.03%, respectively.

A8. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class A Shares of Capital Growth Fund based on a 5.5% sales load are represented by a solid line. The Standard and Poor's 500 Index (S&P 500) is represented by a single broken line. The Lipper Growth Fund Index ("LGFI") is represented by a double broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class A Shares of the fund and the LGFI and the S&P 500. The "x" axis reflects computation periods from 1/16/92 to 10/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class A Shares based on a 5.5% sales load, as compared to the S&P 500 and LGFI; the ending values were $15,442, $15,180 and $12,319, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Return since the start of performance and for the one year period ended October 31, 1995, which were 5.35% and 20.74%, respectively.

A9. The graphic presentation here displayed consists of a line graph. The corresponding components of the line graph are listed underneath. The Class C Shares of Capital Growth Fund are represented by a solid line. The Standard and Poor's 500 Index (S&P 500) is represented by a single broken line. The Lipper Growth Fund Index ("LGFI") is represented by a double broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Class C Shares of the fund and the LGFI and the S&P 500. The "x" axis reflects computation periods from 4/14/93 to 10/31/95. The "y" axis reflects the cost of the investment. The right margin reflects the ending value of the hypothetical investment in the fund's Class C Shares, as compared to the S&P 500 and LGFI; the ending values were $13,864, $13,676 and $12,454, respectively. The legend in the bottom quadrant of the graphic presentation indicates the fund's Class A Shares Average Annual Total Return since the start of performance and for the one year period ended October 31,